As filed with the U.S. Securities and Exchange Commission on October 7, 2026

File No. 333-111986

File No. 811-21475

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 183	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 183	☒

RBC FUNDS TRUST

(Exact Name of Registrant as Specified in Charter)

250 Nicollet Mall, Suite 1550

Minneapolis, MN 55401

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (612) 376-7128

Tara Tilbury

250 Nicollet Mall, Suite 1550

Minneapolis, MN 55401

(612) 376-7128

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on [ ] pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on [ ] pursuant to paragraph (a)(1) of Rule 485

☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on [ ] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRELIMINARY PROSPECTUS

DATED [  ], 2026

SUBJECT TO COMPLETION

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

RBC BlueBay Strategic Income ETF Prospectus [ ], 2026 RBC BlueBay Strategic Income ETF [ ]

Fund Summaries

This Prospectus describes the RBC BlueBay Strategic Income ETF offered by RBC Funds Trust. Carefully review this important section, which summarizes the Fund’s investment objectives, principal investment strategies and risks, past performance, and fees.

	1 11	RBC BlueBay Strategic Income ETF Important Additional Information

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

	12	Investment Objectives

	12	Principal Investment Strategies

	13	Investing for Temporary Defensive Purposes

	13	Principal Risks

	24	Additional Risks

Management
The Fund is managed by RBC Global Asset Management (U.S.) Inc. (the “Adviser”).	28	Investment Adviser
	29	Portfolio Managers

Shareholder Information
Review this section for details on how shares are valued, how to purchase, sell and exchange shares, related charges and payments of dividends and distributions.	30	Distribution of Fund Shares
	30	Pricing of Fund Shares
	31	Purchase and Redemption of Shares
	35	Disclosure of Portfolio Holdings
	35	Dividends, Distributions, and Taxes

	37	Tax-Advantaged Product Structure

	38	Premium/Discount Information

	38	Continuous Offering Information

	38	Organizational Structure
Investment Practices
39
Financial Highlights
42
Appendix A
43
Privacy Policy

The U.S. Securities and Exchange Commission (“SEC”)
as not approved or disapproved the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Back Cover
Where to Learn More About the Fund

This page has been left intentionally blank

Fund Summary	RBC BlueBay Strategic Income ETF

Investment Objective

The Fund seeks to provide total return (capital appreciation and income).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	[ ]%
Other Expenses[1,2]	[ ]%
Total Annual Fund Operating Expenses	[ ]%
Fee Waiver and/or Expense Reimbursement	[ ]
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	[ ]%
1	“Other Expenses” are based on estimated amounts for the first fiscal year.

2

[Pursuant to the Fund’s unitary management fee structure, the Adviser will pay all expenses of the Fund, except for the fee payment under the investment management agreement, interest expenses, taxes, brokerage fees, costs of holding shareholder meetings, consultant fees, litigation, and indemnification extraordinary expenses.]

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ [ ]	$ [ ]	$ [ ]	$ [ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate, which was the portfolio turnover rate of the Fund’s predecessor fund, RBC BlueBay Strategic Income Fund (the “Predecessor Fund”), was 806% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments and their agencies.

Fund Summary	RBC BlueBay Strategic Income ETF

The Fund is actively managed and is not managed to an index and may invest in securities of any maturity. The Fund will invest primarily in U.S. domestic investment grade bonds, but will be allowed to invest flexibly across sectors, including non-investment grade and non-U.S. securities, including securities of issuers within the European Union and issuers economically tied to emerging market countries. The Fund may invest in securities with fixed, floating or variable rates of interest. The Fund may invest up to 30% of its net assets in securities that are non-investment grade (high yield/junk bond).

In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use exchange-traded options, bond futures, interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities) and currency futures for portfolio positioning and risk management purposes. The Fund’s exposure to derivatives will vary.

The Adviser is primarily responsible for managing the Fund’s assets. The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the Fund’s investment objective.

The Adviser uses detailed credit analysis to identify investment opportunities while simultaneously seeking to minimize principal losses.

The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.

The Adviser applies exclusions as part of its investment process in managing the Fund. The exclusions apply a defined set of criteria (which may be product or conduct based), as determined by the Adviser, to exclude certain issuers from the investment universe, as applicable. Exclusion criteria may be based on factors including, but not limited to, certain revenue thresholds from business activities or conduct-based assessments from third-party providers.

The exclusion criteria applied by the Adviser exclude companies involved in:

●	Incidents misaligned with the UN Global Compact Principles;

●	The production of blinding laser weapons, incendiary weapons, non-detectable fragments, and nuclear weapons;

●	The production of tobacco; and

●	The mining of, or power generation from, thermal coal.

Principal Risks

The value of your investment in the Fund will change daily, which means that you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by

Fund Summary	RBC BlueBay Strategic Income ETF

the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

Interest Rate Risk. The Fund’s yield and value will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Issuer/Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Market Risk. The markets in which the Fund invests may go down in value, sometimes sharply and unpredictably. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates; availability of credit; inflation rates; economic uncertainty; changes in laws, tariffs and other trade barriers; and national and international political circumstances. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund’s investments may be overweighted from time to time in one or more sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

Investment Grade Securities Risk. The Fund primarily invests in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the underlying residential mortgage loans. Early repayment of principal on mortgage pass-through securities may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. The value of some classes in which the Fund invests may be more volatile and may be subject to higher risk

Fund Summary	RBC BlueBay Strategic Income ETF

of non-payment. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility.

Asset-Backed Securities Risk. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests may fall due to unanticipated levels of principal prepayments that can occur when interest rates decline.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

High Yield Securities Risk. High yield securities, which are non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and have a higher risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

Liquidity Risk. The Fund may be subject to the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities (including securities deemed liquid at the time of purchase that subsequently became less liquid) at an advantageous time or price or to achieve its desired level of exposure to a certain sector.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.

Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the

Fund Summary	RBC BlueBay Strategic Income ETF

values at which these investments are sold may be significantly different to the estimated fair values of these investments.

Derivatives Risk. Derivatives and other similar instruments (collectively referred to as “derivatives”), including options contracts, futures contracts, forwards, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The performance of derivatives depends largely on the performance of their underlying asset reference, rate, or index; therefore, derivatives often have risks similar to those risks of the underlying asset, reference, rate or index, in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference, rate or index. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Over-the-counter (“OTC”) derivatives are traded bilaterally between two parties, which exposes the Fund to heightened liquidity risk, valuation risk and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty, compared to other types of investments. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are subject to exchange trading and/or mandatory clearing (which interposes a central clearinghouse to each participant’s derivative transaction). Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make a derivatives transaction risk-free and may subject the Fund to increased costs. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation, as well as liquidity risk. The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

Foreign Risk. Foreign securities may be subject to risk of loss because of less foreign government regulation, less public information, and less economic, political, environmental and social stability in these countries. Loss may also result from the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property, and other government restrictions, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Sovereign Debt Risk. Sovereign debt securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the

Fund Summary	RBC BlueBay Strategic Income ETF

governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which may adversely affect the Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Fund’s investments as well as the ability of the Fund’s counterparties to fulfill their obligations.

Emerging Markets Risk. The securities markets of most emerging market countries are less liquid, are especially subject to greater price volatility; have smaller market capitalizations; have less government regulation; and are not subject to as extensive and frequent accounting, auditing, financial and other reporting requirements compared to the securities markets of more developed countries. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging market countries. These risks are not normally associated with investments in more developed countries.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

U.S. Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take unprecedented actions to support certain financial institutions and certain segments of the financial markets that experienced extreme volatility. Regulatory organizations may take future legislative or regulatory actions that may affect the operations of the Fund or the Fund’s investments. Such actions could limit or preclude the Fund’s ability to achieve its investment objective.

Active Management Risk. The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective.

Fund Summary	RBC BlueBay Strategic Income ETF

Authorized Participant Concentration Risk. The Fund may have a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, an Authorized Participant (as defined in the “Creations and Redemptions” section below), a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. To the extent effected in cash, redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s performance.

Market Trading Risk. The NAV of the Fund and the value of your investment may fluctuate. Market prices of shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying holdings.

No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for Fund shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and authorized participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price and its underlying net asset value.

Trading Issues Risk. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event

Fund Summary	RBC BlueBay Strategic Income ETF

of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Cash Transaction Risk. Unlike certain ETFs, the Fund expects to effect creations and redemptions partially for cash, rather than entirely for in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. To the extent the Fund sells Fund securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Fund had transacted entirely in kind. The Fund may impose transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Fund performance may be negatively impacted.

Redemption Risk. ETF shares are not individually redeemable. The Fund only redeems ETF shares in Creation Units, which are large blocks of shares, from Authorized Participants. An investor seeking to liquidate some or all of an investment in shares of the Fund would have to sell shares on the secondary market at prevailing market prices, which may be lower than NAV.

Performance Information

It is currently contemplated that before the Fund commences operations, the Predecessor Fund, another series of RBC Funds Trust, will transfer its assets and liabilities to the Fund in a tax-free reorganization (the “Reorganization”). The Fund and the Predecessor Fund have the identical investment objective, fundamental investment policies and investment strategy. However, ETFs, such as the Fund, are structurally different from mutual funds, such as the Predecessor Fund, in several important aspects, including the ability for ETF shareholders to trade shares intraday on an exchange at market prices, the full daily transparency of the ETF’s portfolio holdings and the potential for increased tax efficiency.

The performance of the Predecessor Fund has not been restated to reflect the annual operating expenses of the Fund, which are different than those of the Predecessor Fund’s [Class I] shares. Because the Fund has different fees and expenses than the Predecessor Fund, the Fund would also have had different performance results. Additionally, if the Predecessor Fund had operated as an ETF, its performance may have differed.

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in the Predecessor Fund’s [Class I] performance from year to year and by showing how the Predecessor Fund’s average annual total returns (before and after taxes) compare with those of two indices. The Bloomberg US Aggregate Bond Index serves as the Fund’s regulatory index and provides a broad measure of market performance. The ICE BofA US Dollar

Fund Summary	RBC BlueBay Strategic Income ETF

3-Month Deposit Offered Rate Constant Maturity Index is the Fund’s additional index and is more representative of the Fund’s investment universe than the regulatory index. Past performance of the Predecessor Fund (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Predecessor Fund’s performance can be obtained by visiting [www.rbcgam.com] or by calling 1-800-422-2766.

Average Annual Total Returns – RBC BlueBay Strategic Income Fund Class I Shares

During the period shown in the chart for the Class I Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	3.41%
Worst quarter:	Q1 2022	(1.90)%

The Fund’s year-to-date total return through [__/__/__] was [____]%.

Performance Table

The table below shows after-tax returns for Class I shares of the Predecessor Fund only. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Predecessor Fund shares through tax-deferred arrangements, such as qualified retirement plans. In some cases, returns after taxes on distributions and sale of Predecessor Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax benefit for any loss incurred on the sale of the shares. The inception date of the Predecessor Fund is November 1, 2021.

	Past Year	Since Inception
Class I Before Taxes	14.64%	5.76%
Class I After Taxes on Distributions	11.99%	3.65%
Class I After Taxes on Distributions and Sale of Shares	8.58%	3.58%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.17%	(0.03)%

Fund Summary	RBC BlueBay Strategic Income ETF

ICE BofA US 3-Month Depostit Offered Rate Constant Maturity Index (reflects no deduction for fees, expenses or taxes)	14.30%	3.88%

Management

Investment Adviser

RBC Global Asset Management (U.S.) Inc.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

●	Andrzej Skiba, Senior Portfolio Manager of the Adviser, has been a Co-Portfolio Manager of the Fund since its inception.

●	Brian Svendahl, Senior Portfolio Manager of the Adviser, has been a Co-Portfolio Manager of the Fund since its inception.

●	Neil Sun, Portfolio Manager of the Adviser, has been a Co-Portfolio Manager of the Fund since its inception.

For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page [ ] of this Prospectus.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income and/or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement. For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page [ ] of this Prospectus.

Important Additional Information

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on an exchange, and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the bid-ask spread). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Fund’s website at [www.rbcgam.com].

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Investment Objectives

The Fund’s investment objective described in the “Fund Summary” section of this Prospectus is non-fundamental.

Principal Investment Strategies

The information below describes in greater detail the Fund’s principal investment strategies. A full discussion of all permissible investments can be found in the Fund’s Statement of Additional Information (“SAI”).

The Fund seeks to achieve its investment objective by investing in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, mortgage-related and asset-backed securities (including Collateralized Mortgage Obligations (“CMOs”)), and obligations of U.S. and foreign governments and their agencies. The Fund is not expected to invest in excess of 15% of its net assets in CMOs. CMOs rated below investment grade are not expected to represent in excess of 10% of the Fund’s net assets.

The Fund is actively managed and is not managed to an index and may invest in securities of any maturity. The Fund will invest primarily in U.S. domestic investment grade bonds, but will be allowed to invest flexibly across sectors, including non-investment grade and non-U.S. securities, including securities of issuers within the European Union and issuers economically tied to emerging market countries. The Fund may invest in securities with fixed, floating or variable rates of interest.

The Fund may invest up to 30% of its net assets in securities that are non-investment grade (high yield/junk bond). In addition, the Fund may invest its assets in derivatives, which are instruments that have a value derived from or directly linked to an underlying asset, such as equity securities, bonds, commodities, currencies, interest rates, or market indices. In particular, the Fund may use exchange-traded options, bond futures, interest rate swaps, credit default swaps and currency futures for portfolio positioning and risk management purposes. The Fund’s exposure to derivatives will vary.

The Adviser is primarily responsible for managing the Fund’s assets. The Adviser uses a bottom-up, fundamental process combined with top-down risk management tools designed to meet the Fund’s investment objective.

The Adviser uses detailed credit analysis to identify investment opportunities while simultaneously seeking to minimize principal losses. The Fund normally invests for the long-term but may sell a security at any time that the Adviser considers it to be overvalued or otherwise unfavorable.

The Adviser incorporates material environmental, social and governance (ESG) factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser. The Adviser applies exclusions as part of its investment process in managing the Fund. The exclusions apply a defined set of criteria (which may be product or conduct based), as determined by the Adviser, to exclude certain issuers from the investment universe, as applicable. Exclusion criteria may be based on factors including, but

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

not limited to, certain revenue thresholds from business activities or conduct-based assessments from third-party providers.

The exclusion criteria applied by the Adviser exclude companies involved in:

●	Incidents misaligned with the UN Global Compact Principles;

●	The production of blinding laser weapons, incendiary weapons, non-detectable fragments, and nuclear weapons;

●	The production of tobacco;

●	The mining of, or power generation from, thermal coal.

Investing for Temporary Defensive Purposes

The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive instruments consisting of cash, short-term debt obligations or other high quality investments. This could prevent losses, but if the Fund is investing defensively, it may not be investing according to its principal investment strategy and may not achieve its investment objective.

Principal Risks

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up and you can lose money by investing in the Fund.

Your investment is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency, entity, or person.

The principal risks of investing in the Fund are identified in the “Fund Summary” section of this Prospectus and are further described below.

Active Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objectives.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Asset-Backed Securities Risk. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by nongovernmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity.

Authorized Participant Concentration Risk. The Fund may have a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant creates or redeems, shares may trade at a discount to net asset value and possibly face trading halts and/or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.

Cash Transaction Risk. Unlike certain ETFs, the Fund expects to effect creations and redemptions partially for cash, rather than entirely for in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in a more conventional ETF. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. To the extent the Fund sells Fund securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process were used. Additionally, the Fund may incur additional brokerage costs related to buying and selling securities if it utilizes cash as part of a creation or redemption transaction than it would if the Fund had transacted entirely in kind. The Fund may impose transaction fees to offset all or a part of the costs associated with utilizing cash as part of a creation or redemption transaction. To the extent that the transaction fees do not offset the costs associated with a cash transaction, the Fund performance may be negatively impacted.

Credit Spread Risk. The Fund’s investments may be adversely affected if any of the issuers it is invested in are subject to an actual or perceived (whether by market participants, rating agencies, pricing services or otherwise) deterioration to their credit quality. Any actual or perceived deterioration may lead to an increase in the credit spreads and a decline in price of the issuer’s securities.

Currency Risk. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund may be exposed to currency exchange risk where the assets and income are denominated in foreign currencies. Changes in exchange rates between currencies or the conversion from one currency to another may cause the value of the Fund’s investments to decline or increase. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the currency exchange markets and the relative merits of investment in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates can also be affected unpredictably by intervention (or failure to intervene) by governments or central banks, currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price, or result in penalties for the Fund, any of which may result in a loss to the Fund.

Custodial Risk. The Fund may invest in markets where custodian and/or settlement systems are not fully developed. The assets of the Fund which are traded in such markets and which have been entrusted to sub-custodians, in circumstances where the use of such sub-custodians is necessary, may be exposed to risk in circumstances whereby the custodian will have no liability.

Derivatives Risk. The Fund may use derivatives and other similar instruments (referred to collectively as “derivatives”) in connection with their investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities and related indexes. Derivatives, including options contracts, forwards, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds), may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment. The Fund may use derivatives for hedging and non-hedging purposes. The performance of derivatives depends largely on the performance of their underlying asset, reference rate or index; therefore, derivatives often have risks similar to those of the underlying asset, reference rate or index in addition to other risks. However, the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, reference rate or index. The use of derivatives may not be successful, and certain of the Fund’s transactions in derivatives may not perform as expected, which may prevent the Fund from realizing the intended benefits, and could result in a loss to the Fund.

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. When the Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

OTC derivatives are traded bilaterally between two parties, exposing the Fund to heightened liquidity risk, mispricing and valuation risk, and counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), along with the credit risk of the derivative

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

counterparty. The Fund may experience a loss or delay in recovering assets if the OTC counterparty defaults on its obligations. Changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Certain derivatives are subject to exchange trading and/or central clearing (which interposes a central clearinghouse that serves as a central counterparty to each participant’s derivatives transaction). Certain types of derivatives (e.g., certain swaps) are and others eventually are expected to be required to be exchange-traded and/or cleared through a clearinghouse that serves as a central counterparty, transacted through an FCM and subject to margin requirements. Exchange trading, central clearing and margin requirements are intended to reduce counterparty credit risk and increase liquidity and transparency, but do not make derivatives transactions risk-free and may subject the Fund to increased costs. With cleared swaps and futures contracts, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of an FCM or the central counterparty with which the Fund has an open position. Additionally, margin requirements, including minimums, on uncleared swaps, may result in the Fund and its counterparties having to post higher margin amounts for uncleared swaps than for cleared derivatives. If an FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets to satisfy its own financial obligations or the payment obligations of another customer. Moreover, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and/or by the FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap. If losses occur on derivative instruments, the Fund may have to make margin payments. In the event that the Fund does not hold sufficient cash, it may be forced to liquidate assets in order to meet margin calls; in the event that there is insufficient liquidity in the market this may result in further losses.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of leverage may not result in a higher return on investments, and using leverage could result in a net loss, which in some cases could be unlimited.

The use of derivatives is also subject to operational risk which refers to risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error, as well as legal risk which refers to the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax returns.

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. It is not possible to predict fully the effects of current or future regulation. New requirements, even if not directly

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Emerging Markets Risk. The Fund may invest in less developed or emerging markets. These markets may be volatile and illiquid and the investments of the Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in the Fund missing investment opportunities if the Fund is unable to acquire or dispose of a security. Additional significant risks include a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, or other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war.

There may be less government supervision, legal regulation and less well-defined tax laws and procedures than in countries with more developed securities markets. Some emerging markets may not be subject to legal, accounting, auditing and financial reporting standards and practices comparable to those of more developed countries and the securities markets of emerging markets countries may be subject to unexpected closure. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in emerging markets countries. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems. In addition, as a result of its investments in emerging markets the Fund may be invested in securities of smaller companies that are riskier and more volatile and vulnerable to economic, market and industry changes than securities of larger, more established companies.

Foreign Risk. Foreign securities may be subject to the risk of loss because of less foreign government regulation, less public information, different auditing and legal standards and less economic, political, environmental and social stability in these countries. Loss may also result from political, diplomatic or regional conflicts; terrorism or war; internal or external policies or economic sanctions limiting or restricting foreign investment, the movement of assets or other economic activity, such as the imposition of exchange controls, sanctions, trading restrictions, confiscation of assets and property; other government restrictions; or problems in registration, settlement or custody. In some cases, affected securities may become worthless. The Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation, or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. Foreign risk also involves the risk of negative foreign

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

High Portfolio Turnover Risk. The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher-than-normal portfolio turnover may adversely affect the Fund’s performance.

High Yield Securities Risk. The Fund may invest in high yield, high risk securities (commonly known as “junk bonds”) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although non-investment grade debt securities tend to be less sensitive to interest rate changes than investment grade debt securities, non-investment grade debt securities can be more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the Fund’s investments and the Fund’s net asset value may be volatile. Furthermore, though these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities have a higher risk of loss, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. Junk bonds have a higher risk of default or are already in default and are considered speculative. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from the Fund’s performance. Fluctuations in interest rates may also affect the liquidity of the Fund’s investments. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Convertible securities may or may not decline in value in response to higher interest rates. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Investing in the European Union Risk. Investments in certain countries in the European Union are susceptible to economic risks associated with high levels of government debt. Adverse regulatory, economic, and political events in European Union member states may cause the Fund’s investments to decline in value. Separately, the European Union faces issues involving its membership, structure, procedures, and policies. The exit of one or more member states from the European Union, such as the exit by the United Kingdom (UK), would subject its currency and banking system to increased risk. The exit by a member state will likely result in increased volatility, illiquidity, and potentially lower economic growth in the affected markets, which may adversely affect the Fund’s investments. Additionally, the reintroduction of national currencies in one or more Eurozone countries or the abandonment of the Euro as a currency could have major negative effects on the Fund’s investments as well as the ability of the Fund’s counterparties to fulfill their obligations.

Investment Grade Securities Risk. The Fund may invest in investment grade rated securities. Investment grade rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

Issuer/Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/ or interest payments, or to otherwise honor its obligations. If an issuer’s financial condition worsens, the credit quality of the issuer may deteriorate making it difficult for the Fund to sell such investments. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Information about a security’s credit quality may be imperfect and a security’s credit rating may be downgraded at any time.

Large Shareholder Risk. Certain shareholders may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, an Authorized Participant (as defined in the “Creations and Redemptions” section below), a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem or sell its investment. To the extent effected in cash, redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In some circumstances, the Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions (to the extent redemptions are effected in cash), diluting its investment returns. These large redemptions may also force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s performance.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Liquidity Risk. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC defines “liquidity risk” as the risk that the Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. Because the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives and other securities with substantial market and/or credit risk, the Fund will tend to have relatively greater liquidity risk. Liquidity risk may be magnified in a rising interest rate environment when credit quality is deteriorating or in other circumstances where investor redemptions may be higher than normal. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Loan Risk. The Fund may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest, potentially less protections under the federal securities laws, as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.” Although certain loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Although the Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market may exist for some of the loans and certain loans may be subject to restrictions on resale. The inability to dispose of loans in a timely fashion could result in losses to the Fund. Because some loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Additionally, to make payments and other loan costs, a fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. Typically, loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Fund’s investments and the market for certain loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Fund may be more dependent upon the analytical ability of the Adviser. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser may not have access to material non-public information to which other investors may have access.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Market Risk. One or more markets in which the Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Events in one market may adversely impact a seemingly unrelated market. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses. Market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For example, war, terrorism, market manipulation, government defaults, government shutdowns, tariffs and other trade barriers, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, the current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risk of loss, although the increasing interconnectivity between global economies and financial markets can lead to situations in which events or conditions in one country, region or financial market adversely impact a different country, region or financial market. Recently, in response to rising global inflation, governmental authorities raised interest rates. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Many markets reached historical highs during recent periods and could be approaching the end of an economic expansion cycle. Furthermore, there is no guarantee that actions taken by governmental bodies to reduce inflation will be effective.

Market Trading Risk. The NAV of the Fund and the value of your investment may fluctuate. Market prices of shares may fluctuate, in some cases significantly, in response to the Fund’s NAV, the intraday value of the Fund’s holdings and supply and demand for shares. The Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares. Any of these

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

factors, among others, may result in shares trading at a significant premium or discount to net asset value, which will be reflected in the intraday bid/ask spreads and/or the closing price of shares as compared to net asset value. In addition, because liquidity in certain underlying securities may fluctuate, shares may trade at a larger premium or discount to net asset value than shares of other kinds of ETFs. Additionally, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying holdings.

Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading is open, the market price of the Fund’s shares and the underlying value of those shares may differ and widen bid-ask spreads or settlement times.

Mortgage-Related Securities Risk. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. CMOs are issued in multiple classes, and each class may have its own interest rate and/or maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of non-payment.

Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Fund may, but are not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

No Guarantee of Active Trading Market Risk. There can be no assurance that an active trading market for Fund shares will develop or be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in stressed market conditions because market makers and authorized participants may step away from making a market in the shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price and its underlying net asset value.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

Prepayment Risk. The value of some mortgage-backed and asset-backed securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Principal and interest payments on such securities depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

Trading Issues Risk. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in shares on the listing exchange inadvisable. In addition, trading in shares on the listing exchange is subject to trading halts caused by extraordinary market volatility pursuant to the listing exchange “circuit breaker” rules. In the event of a trading halt or unanticipated early closing of the listing exchange, a shareholder may be unable to purchase or sell shares of the Fund. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Redemption Risk. ETF shares are not individually redeemable. The Fund only redeems ETF shares in Creation Units, which are large blocks of shares, from Authorized Participants. An investor seeking to liquidate some or all of an investment in shares of the Fund would have to sell shares on the secondary market at prevailing market prices, which may be lower than NAV.

Sovereign Debt Risk. The Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign governmental entities. These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

U.S. Government Intervention in Financial Markets Risk. Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law. In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the entities’ debt and securities guaranteed by the entities remains unclear. Fannie Mae and Freddie Mac are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there will be on their creditworthiness and guarantees of certain mortgage-backed securities. Should FHFA take Fannie Mae and Freddie Mac out of conservatorship, there could be an adverse impact on the value of their securities, which could cause losses to the Fund. Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

Valuation Risk. The Fund’s assets are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy. As a result, there is the risk that the values at which these investments are sold may be significantly different than the estimated fair values of these investments.

Additional Risks

In addition to the principal investment risks described above, the Fund will generally be subject to the following additional, non-principal risks:

Counterparty Risk. The Fund may be subject to the risk of the failure of any markets in which its positions trade, of their clearinghouses, of any counterparty or guarantor to the Fund’s transactions or of any service provider to the Fund. Their inability or unwillingness to honor obligations can subject the Fund to credit losses incurred from late payments, failed payments, and default. In times of general market turmoil, even large, well-established financial institutions may fail rapidly with little warning.

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

ESG Strategy Risk. The Fund’s consideration of ESG factors could cause it to perform differently compared to funds that do not take ESG factors into account. The incorporation of ESG factors into the investment analysis which can encourage a greater emphasis on long-term performance may result in the Fund’s forgoing near-term/short-term opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. For instance, the Fund explicitly excludes investments in corporate issuers involved in the production of specific types of controversial weapons and the Fund explicitly excludes investments in securities involved in tobacco producers. A company’s ESG characteristics or the Adviser’s assessment of a company’s ESG characteristics could vary over time to reflect changes in a company’s ESG characteristics, which could mean that a company could move from being an investment of the Fund to being divested due to ESG concerns, or conversely change from being previously considered not suitable for investment, to becoming investable. Where companies may subsequently be considered not investable for ESG reasons, there may be a delay such that the Fund is temporarily invested in such companies as the Adviser seeks to execute the transactions in an orderly manner to minimize the impact on the Fund. Although ESG information originates from a range of different sources, the assessment of ESG characteristics is ultimately subjective. As a result, there can be significant differences in interpretations of what it means for a company to have positive or negative ESG characteristics. For instance, the Adviser may determine that a particular security has demonstrated sufficiently improving management and/or performance practices affecting the quality of its business related to the Adviser’s assessments, such that the Adviser considers it suitable to invest in, while another investor may have a different view.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase the Fund’s transaction costs, and impact the Fund’s performance.

Liquidation Risk. To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, merge, reorganize itself or cease operations and liquidate.

Loan Risk. The Fund may invest in loans including loans that are rated below investment grade or the unrated equivalent. Like other high yield, corporate debt instruments, such loans are subject to an increased risk of default in the payment of principal and interest, potentially less protections under the federal securities laws, as well as the other risks described under “Interest Rate Risk,” “Issuer/Credit Risk,” and “High Yield Securities Risk.” Although certain loans are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for loans and cause their value to decline rapidly and unpredictably. Although each Fund limits its investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, loans that are deemed to be liquid at the time of purchase may become illiquid. No active trading market

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

may exist for some of the loans and certain loans may be subject to restrictions on resale. The inability to dispose of loans in a timely fashion could result in losses to the Fund. Because some loans that the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Fund than for funds that invest primarily in other types of fixed income instruments or equity securities. Additionally, to make payments and other loan costs, a fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so. Typically, loans are not registered securities and are not listed on any national securities exchange. Consequently, there may be less public information available about the Funds’ investments and the market for certain loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, the Funds may be more dependent upon the analytical ability of the Adviser and/or Sub-Adviser, as applicable. Certain loans may not be considered securities under the federal securities laws and, therefore, investments in such loans may not be subject to certain protections under those laws. In addition, the Adviser and/or Sub-Adviser, as applicable may not have access to material non-public information to which other investors may have access.

Operational Risk. The Fund’s investments may be adversely affected due to the operational process of the Fund’s service providers, including the Adviser, transfer agent, custodian, or administrator. The Fund may be subject to losses arising from inadequate or failed internal controls, processes, and systems, or from human or external events.

Regulatory and Legal Risk. Governmental agencies and other regulators regularly implement additional regulations and legislators pass new laws that can affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation that applies to the Fund. These regulations and laws can adversely impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

In addition, entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Fund.

For example, Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, commonly known as the “Volcker Rule,” prohibits the Adviser and its affiliates from engaging in certain trading activities. The Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent the Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.

Reinvestment Risk. Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. If interest rates decline, the underlying security may rise in value, but the cash flows received from that security may have to be reinvested at a lower interest rate. Call risk is a type of reinvestment risk. Call risk is the possibility that an issuer may redeem a fixed-income security

More on the Fund’s Investment Objectives, Principal Investment Strategies and Principal Risks

before maturity (a call) at a price below or above its current market price. An increase in the likelihood of a call may reduce a security’s price. If a fixed-income security is called, the Fund may have to reinvest proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Variable Rate Demand Note Risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

Management

Investment Adviser

The Fund is advised by RBC Global Asset Management (U.S.) Inc., a wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly-offered mutual funds since 1986. The Adviser maintains its offices at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. As of [ ], the Adviser’s investment team managed approximately $[ ] billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.

The Board of Trustees of the Trust has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for fee payment under the investment management agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, consultant fees, litigation, and indemnification and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The aggregate annualized advisory fees paid by the Predecessor Fund, excluding any applicable waivers or reimbursements, to the Adviser during the fiscal year ended September 30, 2026 as a percentage of the Predecessor Fund’s average daily net assets was [ ].

The Adviser may rely on persons employed by, and facilities and resources of RBC Global Asset Management (UK) Limited, an SEC-registered investment adviser based in London, U.K., to assist the Adviser in providing services under the investment advisory agreement.

Information regarding the factors considered by the Board of Trustees in connection with the approval of the Investment Advisory Agreement with the Adviser will be included in the Fund’s report filed on Form N-CSR for the first fiscal year following the Fund’s launch.

Additional Payments. The Adviser may make payments, out of its own resources and at no cost to the Fund or shareholders, to certain broker-dealers or other financial institutions (“Intermediaries”) in connection with the provision of administrative services; the distribution of the Fund’s shares; and reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). In addition, certain

Management

Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants.

Conflicts of Interest Risk. An investment in the Fund may be subject to actual or potential conflicts of interest. For example, the Adviser and/or its affiliates may face conflicts of interest when receiving compensation for services provided by affiliates or in the side-by-side management of Funds and other client accounts. The Adviser and/or its affiliates may make investment decisions that differ from and/or negatively impact those made on behalf of the Fund. For more information about conflicts of interest, see the Potential Conflicts of Interest section in the SAI.

Portfolio Managers

The Adviser is responsible for the day-to-day management of the Fund’s portfolio, including security analysis, industry recommendations, cash positions, the purchase and sell decision making process and general daily oversight of the Fund’s portfolio. The individuals jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are set forth below:

Portfolio Manager Name	Title	Role on Fund Since	Total Years of Financial Industry Experience	Degrees and Designations	Experience for Last 5 Years
Andrzej Skiba	Head of U.S. Fixed Income, Senior Portfolio Manager	[2027]	23	BS (hons), Management (International Business), University of Manchester, CFA Member	Managing Director, Head of U.S. Fixed Income and Senior Portfolio Manager at the Adviser (or a predecessor firm) or its affiliate (2005 to present).

Brian Svendahl	Senior Portfolio Manager	[2027]	33	BS, University of Minnesota, BBA and MBA, University of Minnesota, Carlson School of Management, Director and CFA Charterholder	Managing Director and Senior Portfolio Manager at the Adviser since 2012, Managing Director and Senior Portfolio Manager at the Adviser since 2005.

Neil Sun	Portfolio Manager	[2027]	13	BBA, Baruch College	Portfolio Manager at the Adviser (or a predecessor firm) since 2014.

Additional information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the funds they manage is available in the Fund’s SAI.

Shareholder Information

Distribution of Fund Shares

The Distributor is the exclusive distributor of Creation Units (as defined below) of the Fund. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is [ ].

Pricing of Fund Shares

How NAV Is Calculated. The NAV is the value of a single share. The NAV is calculated by adding the total value of the Fund’s investments and other assets, determining the proportion of that total allocable to the particular class, subtracting the liabilities allocable to the class and then dividing that figure by the number of outstanding shares of that class.

You can find the Fund’s NAVs daily in various newspapers, at www.bloomberg.com, [www.rbcgam.com], or by calling 1-800-422-2766.

NAV = Total Assets of Class – Liabilities

Number of Shares Outstanding

The per share NAV of the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”).

Valuation of Portfolio Securities. On behalf of the Fund, the Board of Trustees has approved Pricing and Valuation Procedures of the Adviser for determining the value of the Fund’s investments.

In general, when the market value of a portfolio security is readily available, the Fund will rely on independent pricing services that provide market data to determine the value of such portfolio security. A security’s valuation shall be considered a readily available market quotation only when that quotation is an unadjusted quoted price in an active market for an identical investment that the Fund may access on the measurement date. A quotation will not be readily available if it is not reliable. If a quotation is deemed to be unreliable or is not a quoted price in an active market, the fair value of the security shall be determined by the Adviser as set forth in the Pricing and Valuation Procedures. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

The market value of an equity security is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers or pricing services. Fixed income securities and non-exchange traded

Management

derivatives are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Exchange traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Investments in open-end investment companies are valued at the net asset value of those companies, and those companies may use fair value pricing as described in their prospectuses.

Under the Pricing and Valuation Procedures, fair valuation methodologies may also be used in situations such as the following: a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; a foreign market is closed on a day when the U.S. markets are open and the last available price in the foreign market is determined not to represent a fair value; or a significant valuation event is determined to have occurred pursuant to the Pricing and Valuation Procedures. Significant valuation events may include the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the Value Time; an extraordinary event like a natural disaster or terrorist act occurs; a large market fluctuation occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. These methodologies are intended to ensure that the Fund’s NAV accurately reflects the value for the underlying portfolio securities. As a result, effective use of fair valuations may prevent shareholder dilution. In addition, for Funds that invest in foreign securities, fair valuations may diminish opportunities for a short-term trader to take advantage of time zone differences between the foreign markets on which the securities are traded and the Value Time. Each such determination shall be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another.

Investments initially valued in currencies other than the U.S. Dollar are converted to the U.S. Dollar using foreign exchange rate quotations received from a pricing vendor as of the Value Time on each Value Date. The value of securities traded in markets outside the United States may be affected on a day that is not a Value Date and an investor is not able to purchase, exchange or redeem shares of the Fund.

Purchase and Redemption of Shares

Individual shares of the Fund may only be purchased and sold in secondary market transactions through brokers or financial intermediaries. Shares of the Fund are listed for trading on an exchange, and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the bid-ask spread). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, will be included on the Fund’s website at [www.rbcgam.com].

Management

Book Entry. The Depository Trust Company (“DTC”) serves as securities depository for the shares. The shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Fund understands that under existing industry practice, in the event the Fund requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Fund recognizes DTC or its nominee as the owner of all shares for all purposes.

Buying and Selling Shares. Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in aggregations of a specified number of shares (“Creation Units”) or multiples thereof, as discussed in the “Creations and Redemptions” section below. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Fund does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

The Fund’s primary listing exchange is the [ ] (the “Exchange”). The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Management

A “business day” with respect to the Fund is each day the Exchange, The New York Stock Exchange and the Fund are open and includes any day that the Fund is required to be open under Section 22(e) of the 1940 Act. Orders from authorized participants to create or redeem Creation Units will only be accepted on a business day. On days when the Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

The Board has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the portfolio securities after the close of the primary markets for the portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Fund believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on the Exchange at prevailing market prices, the risks of frequent trading are limited.

The Fund and [ ] (the “Distributor”) will have the sole right to accept orders to purchase shares from authorized participants and reserve the right to reject any purchase order in whole or in part.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each Authorized Participant enters into an authorized participant agreement with the Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.

A creation transaction, which is subject to acceptance by the Distributor, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and/or a specified amount of cash in exchange for a specified number of Creation Units.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or authorized participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with

Management

redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

The in-kind arrangements are intended to protect ongoing shareholders from adverse effects on the Fund that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Fund or its ongoing shareholders.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s Statement of Additional Information.

Shareholder Mailings. To help lower operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus and other similar documents, general information statement or proxy statement to that address rather than mailing separate documents to each shareholder. This practice is known as “householding.” Shareholders may opt out of this single mailing at any time by calling the Fund at 1-800-422-2766 and requesting the additional copies of Fund documents.

Dividends and Distributions

[Income dividends, if any, are anticipated to be paid [ ]. Capital gains, if any, are distributed at least annually.]

Any dividend or distribution paid after an investor’s purchase of the Fund’s shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment (“buying a dividend”), and such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the Prospectus and this SAI. This is sometimes referred to as “buying a dividend.”

The Fund is treated as a separate entity (and intends to qualify, as a “regulated investment company”) for federal tax purposes. Any net capital gains recognized by the Fund are distributed to its investors without need to offset (for U.S. federal income tax purposes) such gains against any net capital losses of another Fund.

Undistributed net investment income is included in the Fund’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.

Management

Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Fund and therefore will not be distributed as dividends. Rather, these payments on mortgage-backed securities will be reinvested on your behalf by the Fund.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested (net of applicable withholding taxes) in additional whole shares of the Fund purchased in the secondary market.

Disclosure of Portfolio Holdings

On each business day, before commencement of trading in Fund shares on its listing exchange, the Fund will disclose on its website the identities and quantities of the portfolio securities and other assets held by the Fund that will form the basis for the Fund’s calculation of NAV at the end of the business day. A description of the Fund’s policies and procedures regarding disclosure of the Fund’s portfolio securities is available in the SAI.

Dividends, Distributions and Taxes

Dividends and Distributions. The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended. As a regulated investment company, the Fund generally pays no U.S. federal income tax on the income and gains it distributes to you. [The Fund expects to declare dividends monthly and distribute its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute net realized capital gains, if any, at least annually, generally in December.] The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements. Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November, or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “Buying a Dividend”. At the time you purchase your Fund shares, the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution

Management

to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For U.S. federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or Redemption of Fund Shares. You will recognize taxable gain or loss on a sale, exchange or redemption of your shares in the Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over one year at the time you sell or exchange them. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Reporting to you and the Internal Revenue Service is required annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. You should contact your financial intermediary with respect to reporting of cost basis and available elections for your account. You should carefully review the cost basis information provided by your financial intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal income tax returns.

Creations and Redemptions. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Services, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation

Management

Units should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.

Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. This Medicare tax, if applicable, is reported by you on, and paid with, your U.S. federal income tax return.

Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at the applicable rate on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service instructs it to do so.

State and Local Taxes. Fund distributions and gains from the sale or exchange of your Fund shares also may be subject to state, local and foreign taxes.

Non-U.S. Shareholders. Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

[Tax-Advantaged Product Structure

Unlike mutual funds which are only bought and sold at closing net asset values, shares of the Fund have been designed to be tradable in a secondary market on an intra-day basis and to be created and redeemed, principally or partially in-kind, in Creation Units at each day’s close. These in-kind arrangements are designed to mitigate the adverse effects on the Fund’s holdings that could arise from frequent cash purchase and redemption transactions that affect the net asset value of the Fund. Moreover, in contrast to mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed. There is no guarantee that these tax advantages will be realized or will materially reduce the amount of taxable capital gains distributed by the Fund to shareholders.]

Management

Premium/Discount Information

Information regarding how often the closing trading price of the shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the shares of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter), once available, can be found at [www.rbcgam.com].

Continuous Offering Information

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the listing exchange is satisfied by the fact that the prospectus is available at the listing exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange. In addition, certain affiliates of the Fund and Adviser may purchase and resell Portfolio shares pursuant to this Prospectus.

Organizational Structure

RBC Funds Trust, formerly known as Tamarack Funds Trust, was organized as a Delaware statutory trust on December 16, 2003. Overall responsibility for the management of RBC Funds Trust is vested in the Board of Trustees.

Investment Practices

This section discusses the types of investments which can be held by the Fund. Most of these securities and investment techniques are discretionary, which means that the Adviser can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any fund, shareholders in the Fund rely on the professional investment judgment and skill of the Adviser and the individual portfolio managers. Please see “Description of Securities and Investment Practices” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases and credit card receivables, collateralized loan obligations, collateralized bond obligations and collateralized debt obligations or other securities backed by other types of receivables or other assets.

Call and Put Options: A call option gives the buyer the right (but not obligation) to buy, and obligates the seller of the option to sell a security at a specified price at a future date. A put option gives the buyer the right (but not obligation) to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.

Convertible Securities: Bonds or preferred stock that can convert to common stock.

Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.

Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to the Fund. These strategies may consist of use of any of the following: options on currencies, financial and currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. The Fund may engage in such transactions in both U.S. and non-U.S. markets.

Credit Default Swaps (CDSs): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

Credit Linked Notes: An instrument in which an entity issues a structured note that is intended to replicate a corporate bond or portfolio of corporate bonds.

Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets which may be undergoing significant evolution and rapid developments.

Equity Securities: Shares of ownership of a company.

Investment Practices

Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs) and American Depositary Securities.

Forwards: An agreement to buy or sell a specific amount of currency, rate of interest, or security at a price set at the time of the contract.

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by the Fund to be of comparable quality.

Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment advisor, to the extent required by law.

Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.

Options and Futures Transactions: The Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities, indexes of securities, interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

Investment Practices

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties and may include credit default swaps, currency swaps, interest rate swaps and total return swaps. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. The Fund may enter into these transactions to manage its exposure to changing interest rates and other factors. Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other frequency and which may be payable to the Fund on demand or at the expiration of a specified term.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.

Financial Highlights

The Fund will acquire the assets and liabilities of the Predecessor Fund (the “Reorganization”). As a result of the Reorganization, the financial highlights for the Fund represents the financial highlights of the Predecessor Fund’s [Class I] shares for the fiscal periods indicated, and is intended to help you understand the Predecessor Fund’s financial performance since inception. Certain information reflects financial results for a single Predecessor Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund assuming reinvestment of all dividends and distributions. This information has been audited by [ ], whose Report of Independent Registered Public Accounting Firm, along with the Predecessor Fund’s financial statements, is included in the Predecessor Fund’s Form N-CSR, which is available free of charge at [www.dfinview.com/usrbcgam] or by calling 1-800-422-2766.

Appendix A

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 9/30/26
Year Ended 9/30/25	$10.21	0.50	0.13	0.63	(0.49)	(0.03)	(0.52)	$10.32
Year Ended 9/30/24	9.95	0.52	0.51	1.03	(0.49)	(0.28)	(0.77)	10.21
Year Ended 9/30/23	9.61	0.43	0.36	0.79	(0.26)	(0.19)	(0.45)	9.95
Period Ended 9/30/22(b)	10.00	0.19	(0.43)	(0.24)	(0.15)	—	(0.15)	9.61
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.

	Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class I
Year Ended 9/30/26
Year Ended 9/30/25	6.45%		$61,405	0.62%		4.91%		0.95%		806%
Year Ended 9/30/24	11.02%		42,857	0.62%		5.21%		1.16%		890%
Year Ended 9/30/23	8.48%		37,057	0.63%		4.49%		1.11%		712%
Period Ended 9/30/22(c)	(2.50	)%(d)	34,146	0.63	%(e)	2.10	%(e)	1.28	%(e)	159%
*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated. The impact of the voluntary waivers for each period was less than 0.01% except for the periods ended September 30, 2024 and September 30, 2025, when the Fund’s net expense ratio would increase by an amount of 0.01%.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(a)	Excludes sales charge.
(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	For the period from November 1, 2021 (commencement of operations) through September 30, 2022.
(d)	Not annualized.
(e)	Annualized.

This page has been left blank intentionally

Privacy Policy

RBC Funds

Notice of Privacy Policy & Practices

The RBC Funds recognize and respect the privacy concerns and expectations of our customers, including individuals who provide their nonpublic personal information to the RBC Funds but do not invest in the Fund’s shares. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to our affiliates and to third parties who are not affiliated with the RBC Funds. For the purpose of this Policy, our affiliates are companies that are related by common ownership or control with RBC Global Asset Management (U.S.) Inc.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

●

Account Applications and Other Forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●

Account History, including information about the transactions and balances in a customer’s accounts; and

●

Correspondence, written, telephonic or electronic between a customer and the RBC Funds or service providers to the RBC Funds.

Disclosure of Customer Information

We may disclose all of the information described above to our affiliates and to certain third parties who are not affiliated with the Fund under one or more of these circumstances:

●

As Authorized — if you request or authorize the disclosure of the information.

●

As Permitted by Law — for example, sharing information with companies who maintain or service customer accounts for the RBC Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

●

Under Joint Agreements — we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

Security, Safeguarding and Destruction of Customer Information and Reports

We require service providers to the RBC Funds to maintain:

●

Policies and procedures designed to assure only appropriate access to, and use of information about customers of, the RBC Funds;

●

Physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the RBC Funds;

Privacy Policy

● Physical, electronic and procedural safeguards for the proper disposal of customer and consumer information, as defined in Rule 30(b)(1)(ii) of Regulation S-P.
Delegation

The RBC Funds have delegated the responsibility to implement appropriate written procedures for such safeguarding and disposal of customer and consumer information and records to the Fund’s transfer agent and/or any other service provider who may come into possession of such information.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the RBC Funds.

Where to Learn More About the Fund

For more information about the Fund, the following documents are available free upon request, once available:

Annual/Semi-Annual Reports (Reports) and Form N-CSR:

The Fund’s Report to shareholders and Form N-CSR (once available) contain additional information on the Fund’s investments. In the annual report (once available), you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Form N-CSR (once available), you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

You can get free copies of the Reports, the SAI and Form N-CSR, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund, or contacting the Fund at 1-800-422-2766.

You may also visit the Fund’s website at [www.dfinview.com/usrbcgam] for a free copy of the Fund’s Prospectus, SAI, Reports or Form N-CSR.

Information from the Securities and Exchange Commission:

You can review and obtain copies of Fund documents from the SEC as follows:

On the EDGAR database via the Internet:

www.sec.gov

Privacy Policy

By electronic request:

publicinfo@sec.gov
(The SEC charges a fee to copy any documents.)

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION

DATED [  ], 2026

SUBJECT TO COMPLETION

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

RBC FUNDS TRUST

250 NICOLLET MALL, SUITE 1550

MINNEAPOLIS, MINNESOTA 55401

GENERAL AND ACCOUNT INFORMATION

(800) 422-2766

STATEMENT OF ADDITIONAL INFORMATION

[  ], 2026

For the following Fund:

RBC BlueBay Strategic Income ETF
[ ]

This Statement of Additional Information (“SAI”) describes the RBC BlueBay Strategic Income ETF (the “Fund”) of RBC Funds Trust (the “Trust”) advised by RBC Global Asset Management (U.S.) Inc. (the “Adviser”).

The Fund is an exchange-traded fund (“ETF”) and will offer and issue shares at its net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”), generally in exchange for a basket of securities and/or instruments together with a deposit of a specified cash payment, if any. Similarly, shares will be redeemable by the Fund only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and/or a specified amount of cash. The shares of the Fund are expected to be approved for listing, subject to notice of issuance, on [ ] (the “Exchange”). Shares of the Fund trade in the secondary market at market prices that may differ from the shares’ NAV. The Fund reserves the right to permit or require a “cash” option for creations and redemptions of shares (subject to applicable legal requirements).

Shares of the Fund are sold to the public by [ ] (the “Distributor”) and are sold as investment vehicles for individuals, institutions, corporations and fiduciaries, including customers of the Adviser or its affiliates.

This SAI is not a prospectus and is authorized for distribution only when preceded or accompanied by the prospectus for the Fund, dated [ ]. This SAI contains additional and more detailed information than that set forth in each Prospectus and should be read in conjunction with the Prospectus. The financial statements and related reports of the independent registered public accounting firm in the Form N-CSR for RBC BlueBay Strategic Income Fund (the “Predecessor Fund”) are be incorporated by reference into this SAI. Copies of the Annual and Semi-Annual Report and Form N-CSR for the Fund and the Prospectus for the Fund, when available, may be obtained without charge by writing or calling the Fund at the address or telephone number printed above, or on the Fund’s website at [www.dfinview.com/usrbcgam].

i

ii

Investment Policies

The investment objective and principal investment strategies of the Fund are set forth in the Prospectus. This SAI contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies that the Fund may utilize, and certain risks attendant to such investments, policies and strategies. The investment objective of the Fund is not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval.

Description of Securities and Investment Practices

ASSET-BACKED SECURITIES. Asset-backed securities represent participations in, or are secured by and payable from, pools of assets including, but not limited to, company receivables, truck and auto loans, leases and credit card receivables. These securities may be in the form of pass-through instruments or asset-backed bonds. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee; the asset pools that back asset-backed securities are securitized through the use of privately formed trusts or special purpose corporations. Asset-backed securities differ from conventional debt securities and are subject to certain additional risks because principal is paid back over the life of the security rather than at maturity. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided.

Like mortgages underlying mortgage-backed securities, automobile sales contracts or credit card receivables underlying asset-backed securities are also subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary much with interest rates, and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in prepayment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. In certain market conditions, asset-backed securities may experience volatile fluctuations in value and periods of illiquidity. If consistent with its investment objective and policies, the Fund may invest in other asset-backed securities that may be developed in the future. Certain asset-backed securities may be considered derivative instruments.

Asset-backed securities also include collateralized loan obligations, collateralized bond obligations and collateralized debt obligations. With regard to such securities, the underlying asset pool generally consists of non-investment grade loans, interests in non-investment grade loans, high yield debt securities and other debt instruments, which are subject to liquidity, market value, credit, interest rate, reinvestment and certain other risks. The underlying assets will generally be subject to greater risks than investment grade corporate obligations. Such investments are normally considered speculative in nature. The underlying assets are typically actively managed by an investment manager, and as a result will be traded, subject to rating agency and other constraints, by such investment managers. The aggregate return on the underlying assets will depend in part upon the ability of the relevant investment manager to actively manage the related portfolio.

CASH MANAGEMENT. Cash and cash equivalents may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Fund looks for suitable investment opportunities. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund may not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

COMMERCIAL PAPER. The term commercial paper generally refers to short-term unsecured promissory notes. Commercial paper may be issued by both foreign and domestic entities, which may include bank holding companies, corporations, special purpose corporations, financial institutions, and at times government agencies and financial instrumentalities. Investments in commercial paper may be in the form of discounted securities, be issued at par, and be variable rate demand notes and variable rate master demand notes, all with stated or anticipated maturities within 397 days. Commercial paper may be issued as taxable or tax-exempt securities. All commercial paper purchased by the Fund must meet minimum rating criteria for the Fund.

CONVERTIBLE SECURITIES. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock and entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are “senior” to common stock — i.e., they have a prior claim against the issuer’s assets. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but pay lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

Investments in convertible bonds may, in addition to normal bond risks and fluctuations, be subject to fluctuations in response to numerous factors, including, variations in the periodic operating results of the issuer, changes in investor perceptions of the issuer, the depth and liquidity of the market for convertible bonds and changes in actual or forecasted global or regional economic conditions. In addition, the global bond markets have from time to time experienced extreme price and volume fluctuations. Any such broad market fluctuations may adversely affect the trading price of convertible bonds. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

Contingent convertible bonds (“CoCo bonds”) are hybrid bonds typically issued by banks. When the issuer’s capital ratio falls below a specified trigger level, or in a regulator’s discretion depending on the regulator’s judgment about the issuer’s solvency prospects, a CoCo bond may be written down, written off or converted into an equity security. Due to the contingent write-down, write-off and conversion feature, CoCo bonds may have substantially greater risk than other securities in times of financial stress. If the trigger level is breached, the issuer’s decision to write down, write off or convert a CoCo bond may be outside the Fund’s control. Any such action could have an adverse effect on the Fund’s returns, and the Fund may suffer a complete loss on an investment in CoCo bonds with no chance of recovery even if the issuer remains in existence.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. The discretionary cancellation of payments is not an event of default and there are no remedies to require re-instatement of coupon payments or payment of any past missed payments. Coupon payments may also be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves. Due to uncertainty surrounding coupon payments, contingent convertible securities may be volatile, and their price may decline rapidly in the event that coupon payments are suspended.

Contingent convertible securities typically are structurally subordinated to traditional convertible bonds in the issuer’s capital structure. In certain scenarios, investors in contingent convertible securities may suffer a loss of capital ahead of equity holders or when equity holders do not. Contingent convertible securities are perpetual instruments and may only be callable at predetermined dates upon approval of the applicable regulatory authority. There is no guarantee that the Fund will receive return of principal on contingent convertible securities. Moreover, convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to an issuer’s capital ratio falling below a specific trigger level or a coupon suspension applicable to a single issuer.

Contingent convertible securities are subject to additional risk factors. A contingent convertible security is a hybrid debt security typically issued by a non-U.S. bank that may be convertible into equity or may be written down if a pre-specified trigger event such as a decline in capital ratio below a prescribed threshold occurs. If such a trigger event occurs, the Fund may lose the principal amount invested on a permanent or temporary basis or the contingent convertible security may be converted to equity. Coupon payments on contingent convertible securities may be discretionary and may be cancelled by the issuer. Holders of contingent convertible securities may suffer a loss of capital when comparable equity holders do not.

CORPORATE DEBT SECURITIES. Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for the Fund. The Fund may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Financial Services LLC (“S&P”) or another rating agency change as a result of changes in such organizations or their rating systems, Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI.

CREDIT-LINKED NOTES. Credit-linked notes and similar structured notes involve a counterparty structuring a note whose value is intended to move in line with the underlying security specified in the note. Unlike financial derivative instruments, cash is transferred from the buyer to the seller of the note. In the event that the counterparty (the party that structures the note) defaults, the risk to the Fund is to that of the counterparty, irrespective of the value of the underlying security within the note. Additional risks result from the fact that the documentation of such notes tends to be highly customized. The liquidity of a credit-linked note or similar notes can be less than that for the underlying security, a regular bond or debt instrument, and this may adversely affect either the ability to sell the position or the price at which such a sale is transacted.

CYBERSECURITY. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches by the Fund’s Adviser, and other service providers (including Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund and issuers in which Fund invests. Moreover, there is a risk that cyber-attacks will not be detected. The Fund and its shareholders could be negatively impacted as a result.

DEBT SECURITIES. Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions whether or not accurate.

The Fund is subject to the risks associated with changing interest rates and/or bond yields. Any interest rate changes or other adverse conditions (e.g., inflation/deflation, increased selling of certain fixed income investments across other pooled investment vehicles or accounts, changes in investor perception, or changes in government intervention in the markets) could cause the value of any Fund that invests in debt securities to decrease. As such, debt securities markets are subject to interest rate and liquidity risk, as well as volatility. If changing interest rates cause the Fund to lose value, the Fund could also face increased shareholder redemptions, which would further impair the Fund’s ability to achieve its investment objectives.

The capacity for traditional dealers to engage in fixed income trading for certain fixed-income instruments has not kept pace with the growth of the fixed income market, and in some cases has decreased. As a result, because dealers acting as market makers provide stability to a market, the significant reduction in certain dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty or market volatility.

DERIVATIVES. Derivatives and other similar investments (referred to collectively as “derivatives”) are financial instruments which have a value that is based on (“derived from”) the value of one or more other assets, such as securities, interest rates, currencies, commodities or market indexes (“reference assets”). Derivatives include futures, options, options on futures, forwards, and swap agreements (see additional disclosure below). The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the reference asset on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard bond and equity securities. Using derivatives requires an understanding not only of the reference asset, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Fund, as described in more detail below, may invest in various types of derivatives for the purpose of risk management, for investment purposes, seeking to reduce transaction costs, modifying the target duration of the Fund’s portfolio, managing a Fund’s cash position or otherwise seeking to add value to an individual portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is no guarantee that a particular derivative strategy will meet these objectives. Further, the Fund is not obligated to actively engage in hedging. For example, a Fund may not have attempted to hedge its exposure to a particular risk at a time when doing so might have avoided a loss. The Fund may create long and short positions through derivatives on currencies, interest rates, equities, bonds, and/or debt instruments issued by corporate issuers globally.

In addition to the risks associated with specific types of derivatives as described below, derivatives may be subject to the following risks: 1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms, and the related risks of having concentrated exposure to such a counterparty; 2) Market and Fund Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller, and the risk involving the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties; 3) Leverage risk: the risk a derivative can magnify the Fund’s gains and losses, as further described below; 4) Market risk: the risk from potential adverse market movements in relation to the Fund’s derivatives positions, or the risk that markets could experience a change in volatility that adversely impacts Fund returns and the Fund’s obligations and exposures; 5) Operational risk: the risk related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls, and human error; 6) Legal risk: the risk of loss resulting from insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract; or 7) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying reference asset and other factors. There is also the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying reference asset. Finally, the decision to purchase or sell a derivative depends in part upon the ability of the Adviser to forecast certain economic trends, such as interest rates. If the Adviser incorrectly forecasts these trends, or in the event of unanticipated market movement, there is a risk of loss to the portfolio upon liquidation of the derivative.

Leverage exists when the Fund purchases or sells a derivative instrument or enters into a transaction without investing cash in an amount equal to the full economic exposure of the instrument or transaction and the Fund could lose more than it invested. Leverage may cause the Fund to be more volatile because it may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The use of some derivative instruments may result in economic leverage, which does not result in the possibility of the Fund’s incurring obligations beyond its investment, but that nonetheless permits the Fund to gain exposure that is greater than would be the case in an unlevered instrument.

The U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, reverse repurchase agreements, and certain other transactions by registered investment companies. Rule 18f-4 under the 1940 Act regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies and replaces guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the Fund’s derivatives and other transactions. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) is now subject to a value at risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in Rule 18f-4. Under Rule 18f-4, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not.

The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Futures. The Fund may enter into futures contracts, which are standardized exchange-traded contracts between two parties for the sale of an underlying reference asset, such as a security, currency or commodity with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the reference asset. Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. are traded on exchanges and must be transacted through a futures commission merchant (“FCM”), which is a brokerage firm. Because futures contracts are exchange-traded and cleared through a clearinghouse that serves as a central counterparty, the primary credit risk on such contract is the creditworthiness of the Fund’s FCM. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. The purchase of a futures contract allows the Fund to increase or decrease its exposure to the underlying reference asset without having to buy or sell the actual asset. Futures contracts may be based on various securities, securities indexes, interest rates, foreign currencies and other financial instruments and indexes. The Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Fund may engage in such futures transactions in an effort to hedge against market risks and to manage its cash position. This investment technique is designed primarily to hedge against anticipated future changes in market conditions which otherwise might adversely affect the value of securities which the Fund holds or intend to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it affects anticipated purchases.

While certain futures contracts provide for the delivery of an underlying reference asset, actual delivery usually does not occur. Futures contracts can be terminated by entering into offsetting transactions. In addition, the Fund may invest in futures contracts that are contractually required to be “cash-settled,” rather than requiring the delivery of the reference asset.

Options. The Fund may sell (or “write”) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. The Fund may also purchase put and call options. A call option gives the purchaser the right, but not the obligation, to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price at certain times during the option period. A put option gives the purchaser the right, but not the obligation, to sell, and the writer the obligation to buy, the underlying security at the strike price at certain times during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Fund may not invest more than 15% of its net assets in premiums and margins on options and futures.

The Fund may sell put and call options as a means of hedging the price risk of securities in the Fund’s portfolio. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option will generally expire without being exercised and the Fund will realize as profit the premium paid for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

Over-the-counter (“OTC”) options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. This information is carefully monitored by the Adviser and verified in appropriate cases. All OTC derivative counterparties will be approved consistent with the Adviser’s policies and procedures. To the extent an OTC option is deemed to be illiquid, such OTC option would be subject to the Fund’s 15% limit on investments in securities which are illiquid or not readily marketable (see “Investment Restrictions”). It may be the Fund’s policy, in order to avoid the exercise of an option it has sold, to cancel its obligation under the option by entering into a closing purchase transaction, if available, unless it is determined to be in the Fund’s interest to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying securities. A closing purchase transaction consists of the Fund’s purchasing an option having the same terms as the option sold by the Fund, which effectively cancels the Fund’s position as a seller. The premium which the Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying security at the time of each transaction. To the extent options sold by the Fund are exercised and the Fund either delivers portfolio securities to the holder of a call option or liquidates securities in its portfolio as a source of funds to purchase securities put to the Fund, the Fund’s portfolio turnover rate may increase, resulting in a possible increase in short-term capital gains and a possible decrease in long-term capital gains.

Purchasing and writing options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.

Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position. If the Fund cannot affect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

Options on Futures Contracts. The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade and enter into related closing transactions to attempt to gain additional protection against the effects of interest rate, currency or equity market fluctuations. There can be no assurance that such closing transactions will be available at all times. In return for the premium paid, such an option gives the purchaser the right to assume a position in a futures contract at specific times during the option period for a specified exercise price.

The Fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract.

The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts. The Fund may purchase call options on futures contracts in anticipation of a market advance when it is not fully invested.

The Fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, the Fund would pay more than the market price for the underlying securities or index units. The net cost to that Fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.

Risks of Futures and Related Options Investments. There are several risks associated with the use of futures contracts and options on futures contracts. While the Fund’s use of futures contracts and related options for hedging may protect the Fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that the Adviser’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. The skills required to invest successfully in futures and options may differ from the skills required to manage other assets in the Fund’s portfolio. An incorrect forecast or imperfect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the Fund’s return might have been better had hedging not been attempted.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or option on a futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements until the position is closed. The potential risk of loss to the Fund from a futures transaction is unlimited.

The Fund will enter into only those futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or are quoted on an automated quotation system. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike domestic commodity exchanges, foreign commodity exchanges are not regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) and, as such, trading on foreign exchanges may be subject to greater risk than trading on domestic exchanges. In addition, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.

Finally, any profits that the Fund might realize in trading in foreign markets could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Fund could incur losses as a result of changes in the exchange rate.

The Fund will incur brokerage fees in connection with its futures and options on futures transactions, and it will be required to deliver funds for the benefit of brokers as margin to guarantee performance of these contracts. In addition, while such contracts may be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while the Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of an FCM or a central counterparty with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of an FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers in certain circumstances. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer.

The regulation of futures, options on futures and other derivatives is a rapidly changing area of law. For more information, see “Risks of Potential Regulation of Swaps and Other Derivatives” below.

Foreign Currency Options. The Fund may purchase and write put and call options on foreign currencies and enter into related closing transactions to attempt to gain additional protection against adverse movements of currency exchange rates. A foreign currency option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy the underlying foreign currency from the writer of the option (in the case of a call option), or to sell the underlying foreign currency to the writer of the option (in the case of a put option), at a designated price during the term of the option. Foreign currency options are traded on U.S. and other exchanges as well as in the OTC market.

Risks of Foreign Currency Options. Foreign currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline.

Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Fund will not speculate in options on foreign currencies.

There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions, in particular options. If the Fund cannot close out an option that it holds, it would have to exercise its option in order to realize any profit and would incur transaction costs on the sale of underlying assets.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific non-U.S. currency in exchange for another currency, which may be U.S. dollars at a future date, which may be three days or more from the date of the contract agreed upon by the parties, at an exchange rate (price) set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. At the maturity of a forward foreign currency exchange contract, the Fund may either exchange the reference asset and fixed price specified in the contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward foreign currency exchange contracts are usually effected with the counterparty to the original contract. The Fund may also enter into forward foreign currency exchange contracts that do not provide for physical settlement of the reference asset but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the OTC market, as swaps they may in the future be required to be centrally cleared or subject to execution facility requirements. For more information on central clearing and trading of cleared swaps, see “Swap Agreements,” “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.

Risks of Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts may be bought or sold to attempt to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase. The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The successful use of these transactions will usually depend on the Adviser’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. Projection of short-term currency exchange rate movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Fund.

Investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, interest rate swaps and options thereon, swaps on specific securities or security indexes, total return swaps, credit default swaps (“CDS”) and credit default index swaps (“CDX”). A swap agreement is an agreement between two parties (generally referred to as the counterparties) to exchange payments at specified dates calculated on a specific asset, interest rate, or index. The payments under a swap agreement are based on the specified dollar amount (generally referred to as the notional amount). Generally, swap agreements are structured so that the specified payments due from each counterparty with respect to a particular swap are netted, with net payment being made only to the counterparty entitled to receive such payment.

The purchaser of an option on an interest rate swap, also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

The purchaser of a CDS has the right to recoup the economic value of a decline in the value of obligations of the reference issuer if a credit event (e.g., a downgrade or default) occurs with respect to such debt obligations. CDS are contracts on individual debt obligations, while CDX transactions are contracts on indexes of debt obligations. CDS and CDX may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. Certain CDS indices are subject to mandatory central clearing and execution requirements, which may reduce counterparty credit risk and increase liquidity compared to other credit default swaps or CDS index transactions; however, central clearing and execution requirements do not eliminate counterparty risk or illiquidity risk entirely.

A total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

A swap agreement may be negotiated bilaterally and traded over the counter between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, the Fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, changes in the market value of the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund.

Applicable regulators have adopted margin requirements for uncleared swaps. The Fund has not typically provided initial margin in connection with uncleared swaps. The margin requirements will be implemented on a phased-in basis and currently require the Fund to make variation margin payments and may require the Fund to make initial margin payments. Margin requirements are intended to reduce counterparty credit risk but do not make derivatives transactions risk-free. The requirements may impact the Fund’s ability to engage in uncleared swaps because margin for uncleared swaps is expected to be higher than margin for cleared swaps (discussed below).

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments, which imposed comprehensive regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing, which interposes a central clearinghouse to each participant’s swap, and exchange trading. In a cleared swap, the Fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are transacted and submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Mandatory clearing and exchange trading of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of CDX and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Exchange trading and central clearing are intended to reduce counterparty credit risk and increase liquidity, but exchange trading and central clearing do not eliminate these risks and may involve additional costs and risks not associated with uncleared swaps. For more information, see “Risks of Swap Agreements” and “Risks of Potential Regulation of Swaps and Other Derivatives” below.

When the Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying instrument, and/or dividends paid by the issuer of the underlying instrument. At the conclusion of the term of the swap agreement, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Risks of Swap Agreements. As is the case with most investments, swap agreements are subject to market risk, and there can be no guarantee that the Adviser will correctly forecast the future movements of interest rates, indexes or other economic factors. The use of swaps requires an understanding of investment techniques, risk analysis and tax treatment different than those of the Fund’s underlying portfolio investments. Swap agreements may be subject to liquidity risk, when a particular contract is difficult to purchase or sell at the most advantageous time. However, in recent years the swaps market has become increasingly liquid, and central clearing and the trading of cleared swaps on public facilities are intended to further increase liquidity. Nevertheless, certain swap agreements may be subject to the Fund’s limitations on illiquid securities.

Swap agreements are also subject to pricing risk, which can result in significant fluctuations in value relative to historical prices. Significant fluctuations in value may mean that it is not possible to initiate or liquidate a swap position in time to avoid a loss or take advantage of a specific market opportunity. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to the Fund should it use swaps in its trading strategies. However, public reporting imposes additional recordkeeping burdens on the Fund, and the safeguards established to protect anonymity may not provide protection of trader identities as intended.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Additionally, applicable regulators have adopted rules imposing certain margin requirements, including minimums, on OTC swaps, which may cause the Fund and its counterparties to post higher margin.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be traded on an exchange and cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund. Exchange trading and central clearing are designed to reduce counterparty credit risk and increase liquidity and transparency compared to bilateral swaps, but do not eliminate those risks completely and may increase expense. There is also a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM or the central counterparty with which the Fund has an open position. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers in certain circumstances. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap.

The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

Swaps that are subject to mandatory clearing are also required to be traded on a Swap Execution Facility (“SEF”), if any SEF makes the swap available to trade. A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. As noted above, transactions executed on a SEF may increase market transparency and liquidity but may require the Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Certain payment obligations under many swaps may have been based on a floating rate based on the London Interbank Offered Rate (“LIBOR”). As discussed in more detail under “Legislation and Regulation Risks,” publication of all LIBOR settings has ceased. The industry is engaging in ongoing efforts to establish alternative reference interest rates that can be used to replace LIBOR in various contexts, including for swaps. However, it is not clear whether any particular alternative reference rate will attain market acceptance as a replacement for LIBOR. As a result, it is not possible to predict the full effect of these changes on swaps with payment obligations that were based on LIBOR. As such, the potential effect and ultimate outcome of any such event on the Fund that invests in such swaps cannot yet be determined.

Risks of Potential Regulation of Swaps and Other Derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivative transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective. The Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Fund’s ability to enter into desired swap agreements.

New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

DISTRESSED DEBT SECURITIES. The Fund may invest in distressed debt securities. Investment in such distressed debt securities involves purchases of obligations of companies that are experiencing significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Acquired investments may include senior or subordinated debt securities, bank loans, promissory notes and other evidences of indebtedness, as well as payables to trade creditors. Although such purchases may result in significant investor returns, they involve a substantial degree of risk and may not show any return for a considerable period of time. In fact, many of these investments ordinarily remain unpaid unless and until the company reorganizes and/or emerges from bankruptcy proceedings, and as a result may have to be held for an extended period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial distress is unusually high. There is no assurance that the Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, an investor may lose its entire investment or may be required to accept cash or securities with a value less than the original investment. Under such circumstances, the returns generated from the investment may not compensate the Fund adequately for the risks assumed.

Investing in distressed debt can also impose duties on the Adviser which may conflict with duties which it owes to the Fund. A specific example of where the Adviser may have a conflict of interest is where it invests the assets of the Fund company in serious financial distress and where that investment leads to the Adviser’s investing further amounts of the Fund in the company or taking an active role in managing or advising the company or one of the Adviser’s employees becomes a director or other officer of the company. In such cases, the Adviser or its employee may have duties to the company and/or its members and creditors which may conflict with, or not correlate with, the interests of the shareholders of that Fund. In such cases, the Adviser may also have discretion to exercise any rights attaching to the Fund’s investments in such a company. The Adviser will take such steps as it considers necessary to resolve such potential conflicts of interest fairly.

EMERGING MARKETS. The Fund may invest in emerging markets. These markets may be volatile and illiquid and the investments of the Fund in such markets may be considered speculative and subject to significant delays in settlement. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties which are less well capitalized, and custody and registration of assets in some countries may be unreliable. Delays in settlement could result in investment opportunities being missed if the Fund is unable to acquire or dispose of a security. Emerging markets may additionally experience problems with share registration, settlement and custody, which may result in losses to the Fund.

The risk of significant fluctuations in the NAV and of the suspension of redemptions in the Fund may be higher than for funds investing in major world markets. In addition, there may be a higher than usual risk of political, economic, social and religious instability and adverse changes in government regulations and laws in emerging markets, assets could be compulsorily acquired without adequate compensation. The assets of the Fund investing in such markets, as well as the income derived from the Fund, may also be affected unfavorably by fluctuations in currency rates and exchange control and tax regulations and consequently the NAV of shares of the Fund may be subject to significant volatility. Some of these markets may not be subject to accounting, auditing and financial reporting standards and practices comparable to those of more developed countries and the securities markets of such countries may be subject to unexpected closure. Due to political, military or regional conflicts or due to terrorism or war, it is possible that the United States, other nations or other governmental entities (including supranational entities) could impose sanctions on certain issuers that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of the Fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

There may be less government supervision and legal regulation and less well defined tax laws and procedures than in countries with more developed securities markets. Certain emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and recordkeeping and therefore, all material information may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, due to jurisdictional limitations, U.S. regulators may be limited in their ability to enforce regulatory or legal obligations in emerging market countries. Some emerging markets governments exercise substantial influence over the private economic sector and the political and social uncertainties that exist for many developing countries are particularly significant. Another risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructures and obsolete financial systems also presents risks in certain countries, as do environmental problems.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

EQUITY SECURITIES. The Fund may invest in equity or equity-related investments. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. The volatility of the stock market contributes to the volatility in the price of equity securities, and a decrease in general stock market prices could cause a decline in the price of equity securities and therefore a reduction in the value of the Fund’s investments in equity securities. In addition, holders of an issuer’s common stock may be subject to greater risks than holders of its preferred stock and debt securities because common stockholders’ claims are subordinated to those of holders of preferred stocks and debt securities upon the bankruptcy of an issuer.

The Fund may invest in preferred stock, which are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer’s ability to make payments on the preferred stock. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

ESG ENGAGEMENT. The Adviser engages with current or potential investees on material environmental, social and governance (ESG) factors. The Adviser undertakes engagement to help inform its investment analysis. This includes engagement to gain insights regarding an investee’s practices and/or to improve an investee’s disclosures on material ESG factors. The ESG factors deemed material to the Fund are at the discretion of the Adviser.

ESG EXCLUSIONS. The Adviser will not knowingly invest in companies involved in the production, sales/trade, testing, research and development, system integration, maintenance, or maintenance/service management of anti-personnel land mines, cluster munitions, biological weapons, or chemical weapons, or companies involved in the production of depleted uranium.

ESG INTEGRATION. The Adviser incorporates material ESG factors as part of the investment process for applicable types of investments. The ESG factors deemed material to the Fund are at the discretion of the Adviser.

EXCHANGE-TRADED NOTES. Exchange traded notes or “ETNs” are a type of debt security that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds, ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including credit risk, market risk and liquidity risk. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. The Fund could suffer a loss if the issuer defaults on an ETN.

FOREIGN SECURITIES. Investing in the securities of issuers in any foreign country, including American Depositary Receipts (“ADRs”), involves special risks and considerations not typically associated with investing in securities of U.S. issuers. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. OTC market and, generally, are in registered form. These special risks include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability which could affect U.S. investments in foreign countries; and diplomatic developments (including regional and global conflict) imposed by other countries or government entities. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Fund’s objective may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Pursuant to regulatory changes effective in May 2024, many U.S., Canadian, and Mexican securities transitioned to a “T+1” (trade date plus one day) settlement cycle, while securities trading in most other markets typically have longer settlement cycles. As a result, there can be potential operational, settlement and other risks for the Fund associated with differences in settlement cycles between markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. For instance, if one or more countries leave the European Union (“EU”) or the EU dissolves, the world’s securities markets likely will be significantly disrupted.

A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund’s NAV and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries and the United States, and other economic and financial conditions affecting the world economy. Although the Fund may engage in forward foreign currency transactions and foreign currency options to protect its portfolio against fluctuations in currency exchange rates in relation to the U.S. dollar, there is no assurance that these techniques will be successful.

Although the Fund values its assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase when-issued securities and enter into agreements to purchase securities for a fixed price for settlement and delivery at a future date beyond the customary settlement time, and the transaction will be deemed not to involve a senior security, if (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the derivatives rule described in the “Legislation and Regulation Risks” section below. Purchasing forward commitments and securities on a when-issued basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. No income accrues on securities purchased on a when-issued basis prior to the time delivery of the securities is made. Investing in when-issued securities has the effect of (but is not the same as) leveraging the Fund’s assets.

Although the Fund would generally purchase securities on a when-issued basis or enter into forward commitments with the intention of actually acquiring securities, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon such sales. Obligations purchased on a when-issued basis or held in the Fund’s portfolio are subject to changes in market value based not only upon the public’s perception of the creditworthiness of the issuer but also upon changes in the level of interest rates. In the absence of a change in credit characteristics, which, of course, will cause changes in value, the value of portfolio investments can be expected to decline in periods of rising interest rates and to increase in periods of declining interest rates.

When payment is made for when-issued securities, the Fund will meet its obligations from its then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would normally not expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s obligation). Sale of securities to meet these obligations would involve a greater potential for the realization of capital gains.

“To Be Announced” contracts or “TBA contracts” are forward contracts for the future purchase of “to be announced” debt obligations of the three U.S. government-sponsored agencies that issue or guarantee mortgage-backed securities. These bilateral contracts have two distinguishing features. First, the mortgage-backed securities to be bought or sold are not specified when the parties enter into the agreement. The parties agree on six general parameters of the debt obligations to be transferred: date, issuing agency, interest rate, maturity date, total face amount of the obligation and price. Then, immediately prior to the time of performance, the seller will specify how many and which securities will be used to satisfy the contract. Second, these contracts contemplate delayed delivery.

Forward contracts, including TBA contracts, and delayed-delivery transactions are subject to the risk that a counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, including making payments to the Fund. The Fund may obtain no or only limited recovery in a bankruptcy or other organizational proceedings, and any recovery may be significantly delayed. In addition, certain rules of the Financial Industry Regulation Authority (“FINRA”) include mandatory margin requirements that will require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and add operational complexity.

HIGH YIELD SECURITIES. High yield fixed income securities (i.e., securities rated BB+ or below by S&P, Ba1 or below by Moody’s or comparable rated and unrated securities (also known as junk bonds)) typically are subject to greater market fluctuations and to greater risk of loss of income and principal due to default by the issuer, than are higher-rated fixed income securities.

Lower-rated fixed income securities’ values tend to reflect short-term corporate, economic and market developments and investor perceptions of the issuer’s credit quality to a greater extent than lower yielding higher-rated fixed income securities’ values. In addition, it may be more difficult to dispose of, or to determine the value of, high yield fixed income securities. There are fewer investors in lower-rated securities, and it may be harder to buy and sell securities at an optimum time. Fixed income securities rated BB or Ba or lower are described by the ratings agencies as having speculative characteristics.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Adviser’s credit analysis, as applicable, than would be the case with investments in investment-grade debt obligations.

The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.

ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest up to 15% of its net assets in illiquid investments, defined as investments that it cannot sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements and time deposits with notice/termination dates of more than seven days, certain variable-amount master demand notes that cannot be called within seven days, certain insurance funding agreements, certain unlisted OTC options and other securities that are traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. The continued viability of a market is dependent upon the willingness of market participants to purchase such securities. Securities that are liquid may become illiquid.

Restricted securities are subject to legal restrictions on resale. The Fund may also, when consistent with its investment objective and policies, purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and domestically traded securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). The practice of investing in Rule 144A Securities could increase the level of the Fund’s illiquidity during any period that qualified buyers become uninterested in purchasing these securities.

Rule 144A is a nonexclusive safe harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale.

The SEC defines “liquidity risk” as the risk that the Fund may not be able to meet redemption requests without significantly diluting the interests of remaining shareholders. Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the Fund has valued the security, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular security becomes illiquid (for example, due to changes in the issuer’s financial condition), the Fund may be unable to sell such security at an advantageous time or price due to the difficulty in selling such securities. Additionally, the market for certain equity or debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

INFLATION/DEFLATION RISK. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s assets.

INVESTMENT COMPANIES. The Fund may purchase securities issued by other investment companies. The Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment companies having the same investment adviser as the Fund, and companies controlled by such investment companies. These limitations do not apply to investments in securities of companies that are excluded from the definition of an investment company under the 1940 Act. These restrictions do not apply to investments by the Fund in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or other authority.

In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund may invest in underlying funds in excess of the 5% and 10% limits described above as long as the Fund (and all of is affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying fund. If the Fund seeks to redeem shares of an underlying fund purchased in reliance on Section 12(d)(1)(F), the underlying fund is not obligated to redeem an amount exceeding 1% of the underlying fund’s outstanding shares during a period of less than 30 days.

In addition, Rule 12d1-4 under the 1940 Act allows a fund to acquire shares of an underlying fund in excess of the limits described above. Fund of funds arrangements relying on Rule 12d1-4 are subject to several conditions, certain of which are specific to a fund’s position in the arrangement (i.e., as an acquiring or acquired fund). Notable conditions include those relating to: (i) control and voting that prohibit an acquiring fund, its investment adviser (or a sub-adviser) and their respective affiliates from beneficially owning more than 25% of the outstanding voting securities of an unaffiliated acquired fund; (ii) certain required findings relating to complexity, fees and undue influence (among other things); (iii) fund of funds investment agreements; and (iv) general limitations on an acquired fund’s investments in other investment companies and private funds to no more than 10% of the acquired fund’s assets, except in certain circumstances. To the extent the Fund is an acquired fund in reliance on Rule 12d1-4, the limitations placed on acquired funds under Rule 12d1-4 may limit or restrict the Fund’s ability to acquire certain investments.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.

The Fund’s investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or a specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities.

The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings, and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Adviser nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

INVESTMENT GRADE SECURITIES. The Fund may invest in investment grade securities. Investment grade-rated securities are assigned credit ratings by ratings agencies on the basis of the creditworthiness or risk of default of a bond issue. Rating agencies review, from time to time, such assigned ratings of the securities and may subsequently downgrade the rating if economic circumstances impact the relevant bond issues.

LEGISLATION AND REGULATION RISKS. Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Actions by governmental entities may also impact certain instruments in which the Fund invests.

Governmental and quasi-governmental authorities throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Changes in inflation rates may also adversely affect market and economic conditions as well as an investment in the Fund. Government efforts to support the economy and financial markets may increase the risk that asset prices have a higher degree of correlation than historically seen across markets and asset classes. Furthermore, there is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. In addition, an unexpected or quick reversal of such policies could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Regulation as a Bank Holding Company. The Adviser is a subsidiary of Royal Bank of Canada, certain subsidiaries of which may be Bank Holding Companies (each a “BHC”) under the U.S. Bank Holding Company Act of 1956, as amended (the “BHCA”). The activities of BHCs and their affiliates are subject to certain restrictions imposed by the BHCA and related regulations. As an affiliate of Royal Bank of Canada, the Adviser is subject to these restrictions. Under certain circumstances, the Adviser may be deemed to “control” the Fund within the meaning of the BHCA and therefore certain of these restrictions could apply to the Fund as well. These restrictions may materially adversely affect the Fund, among other ways, by imposing restrictions on certain of the Fund’s investments; restricting the ability of the Adviser or its affiliates to invest in the Fund; or affecting the ability of the Adviser to pursue certain strategies within the Fund’s investment program. Under certain circumstances, the Fund may be limited in the amount it may invest in portfolio companies to five percent of the portfolio’s company’s voting securities. In addition, if the Adviser or an affiliate provides seed capital to the Fund and the Fund cannot gain sufficient outside investment after its initial seeding period, then the Fund may be forced to cease investment operations.

LOAN ASSIGNMENTS AND PARTICIPATIONS. The Fund may invest in fixed and floating rate loans from one or more financial institutions (“lender(s)”) to a borrower by way of: (i) assignment/transfer of; or (ii) participation in the whole or part of the loan amount outstanding. In both instances, assignments or participations of such loans must be capable of being freely traded and transferred between investors in the loans. Participations typically will result in the Fund’s having a contractual relationship only with a lender as grantor of the participation but not with the borrower. The Fund acquires a participation interest only if the lender(s) positioned between the Fund and the borrower is determined by the Adviser to be creditworthy. When purchasing loan participations, the Fund assumes the economic risk associated with the corporate borrower and the credit risk associated with an interposed bank or other financial intermediary. Loan assignments typically involve a transfer of debt from a lender to a third party. When purchasing loan assignments, the Fund assumes the credit risk associated with the corporate borrower only.

Such loans may be secured or unsecured. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation. In addition, investments in loans through a direct assignment include the risk that if a loan is terminated, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates.

A loan is often administered by an agent bank acting as agent for all holders. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

The loan participations or assignments in which the Fund invests may not be rated by any internationally recognized rating service.

The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the agent bank or other financial intermediary are determined to be subject to the claims of the agent bank’s or other financial intermediary’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, if the Fund invests in publicly traded securities, the Adviser may not have access to material non-public information to which other investors have access.

Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments that were liquid, when purchased, may become illiquid and may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.

MARKET RISK. One or more markets in which the Fund invests may go down in value, sometimes sharply and unpredictably, and the value of the Fund’s portfolio securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices, and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility, inflation/deflation and general uncertainty. Such events could adversely impact issuers, markets and economies over the short-and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations.

International trade tensions may arise from time to time which could result in trade tariffs, export controls, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods, possible failure of individual companies or industries, slower economic growth or recession, inflation, significant currency fluctuations, increased unemployment or market volatility, any of which could have a negative impact on the Fund’s performance. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to retaliatory actions by other countries and an escalation of trade barriers, and could heighten the aforementioned risks to the Fund.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers’ being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Russia’s military invasion of Ukraine in February 2022, responses by the United States and other countries to the invasion and the potential for wider conflict have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals that, among other restrictions, prohibit companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These and potential similar future sanctions may limit the potential universe of securities in which the Fund may invest and may require the Fund to freeze or divest its existing investments in a company that becomes subject to such restrictions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. The extent and duration of Russia’s military actions and the repercussions of such actions, including any retaliatory actions or countermeasures that may be taken by Russia or others subject to sanctions (such as cyber-attacks on other governments, corporations or individuals) are unpredictable, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These events could negatively affect the Fund’s performance. Additionally, Russia recently took actions that impact the custody of securities of Russian issuers and may be detrimental to the Fund’s ability to locate and recover such securities. Russia may continue to take similar actions in the future.

Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund’s yield, income and performance.

Interest rates and bond yields in the United States and many other countries were, until recently, at or near historic lows, and in some cases, such rates and yields were negative. During periods of low interest rates, the Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished, and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). Investments in certain debt securities will be especially subject to the risk that, during certain periods, the liquidity of markets for securities of particular issuers or industries, or all securities within a particular investment category, may be negatively impacted or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and Collateralized Mortgage Obligations (“CMOs”). These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (such as securities guaranteed by Ginnie Mae) or guaranteed by agencies or instrumentalities of the U.S. Government (such as securities guaranteed by Fannie Mae or Freddie Mac), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. Mortgage pass-through securities issued by private issuers may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit issued by governmental entities, private insurers or the mortgage poolers.

Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are made monthly, in effect “passing through” monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like with other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. In recognition of this prepayment risk to investors, the Public Securities Association (the “PSA”) has standardized the method of measuring the rate of mortgage loan principal prepayments. The PSA formula, the Constant Prepayment Rate (the “CPR”), or other similar models that are standard in the industry will be used by the Fund in calculating maturity for purposes of its investment in mortgage-related securities. Upward trends in interest rates tend to lengthen the average life of mortgage-related securities and also cause the value of outstanding securities to drop. Thus, during periods of rising interest rates, the value of these securities held by the Fund would tend to drop and the portfolio-weighted average life of such securities held by the Fund may tend to lengthen due to this effect. Longer-term securities tend to experience more price volatility. Under these circumstances, the Fund may, but is not required to, sell securities in part in order to maintain an appropriate portfolio-weighted average life.

The Fund may also invest in investment grade CMOs which are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. As with a bond, interest and prepaid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. CMOs may be issued by government and non-governmental entities. Some CMOs are debt obligations of Freddie Mac issued in multiple classes with different maturity dates secured by the pledge of a pool of conventional mortgages purchased by Freddie Mac. Other types of CMOs are issued by corporate issuers in several series, with the proceeds used to purchase mortgages or mortgage pass-through certificates. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. To the extent a particular CMO is issued by an investment company, the Fund’s ability to invest in such CMOs will be limited. See “Investment Restrictions.”

Assumptions generally accepted by the industry concerning the probability of early payment may be used in the calculation of maturities for debt securities that contain put or call provisions, sometimes resulting in a calculated maturity different from the stated maturity of the security.

It is anticipated that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above.

PRIVATE PLACEMENT SECURITIES. Fund investments may include private placement debt securities. The Fund may often be the sole buyer of such securities designed for purchase by the Fund. There is no limit as to the percentage of the Fund’s portfolio that may be invested in such securities; however, the securities purchased by the Fund may be, by definition, illiquid investments for which there is currently no secondary market. The Fund may not invest more than 15% of its net assets in illiquid securities. When making portfolio purchases, the Fund may pay a premium for the community benefits embedded in each transaction. When making sales of portfolio investments, the Fund will seek to obtain a premium from the purchaser; however, there can be no assurances as to the exact amount of premium that will be received, if any.

QUALIFIED FINANCIAL CONTRACTS. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. Beginning in 2019, regulations adopted by prudential regulators require that certain qualified financial contracts entered into with certain counterparties that are part of a U.S. or foreign banking organization designated as a global-systemically important banking organization to include contractual provisions that delay or restrict the rights of counterparties, such as the Fund, to exercise certain close-out, cross-default and similar rights under certain conditions. Qualified financial contracts are subject to a stay for a specified time period during which counterparties, such as the Fund, will be prevented from closing out a qualified financial contract if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. Implementation of these requirements may increase credit and other risks to the Fund.

REPURCHASE AGREEMENTS. The Fund may invest in securities subject to repurchase agreements with certain U.S. banks or broker-dealers. Such agreements may be considered to be loans by the Fund for the purpose of the 1940 Act. A repurchase agreement is a transaction in which the seller of a security or instrument commits itself at the time of the sale to repurchase that security or instrument from the buyer at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting an agreed-upon interest rate effective for the period the buyer owns the security or instrument subject to repurchase. The agreed-upon rate is unrelated to the interest rate on that security or instrument. These agreements permit the Fund to earn income for periods as short as overnight. For purposes of the 1940 Act, repurchase agreements may be considered to be loans by the purchaser collateralized by the underlying securities or instruments. These agreements will be fully collateralized at all times and the collateral will be marked-to-market daily. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, present minimal credit risks in accordance with guidelines adopted by the Board of Trustees. The Adviser will monitor the value of the underlying security or instrument at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security or instrument always equals or exceeds the repurchase price.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency (“CCA”) for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, “Treasury repo transactions”) of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement.

Market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in the Fund’s being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo transactions to the Fund may be impacted as compared to Treasury repo transactions the Fund may enter prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

In the event of default by the seller under the repurchase agreement, the Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. The Fund will not invest in repurchase agreements maturing in more than seven days if such investments, together with the Fund’s other illiquid investments, would exceed 15% of the Fund’s net assets.

REVERSE REPURCHASE AGREEMENTS.

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to another party, such as a bank or a broker-dealer, in exchange for cash, and agrees to repurchase the security at an agreed-upon time and price. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. All reverse repurchase agreement counterparties will be approved consistent with the Adviser’s policies and procedures, as applicable and may be utilized for short-term borrowing or temporary redemption purposes. Engaging in reverse repurchase transactions may increase fluctuations in the market value of the Fund’s assets or yield. These transactions may be treated as borrowing by the Fund and may be deemed to create leverage, in that the Fund may reinvest the cash it receives in additional securities.

Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares. In addition, reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund).

SECURITIES OF SMALLER COMPANIES. The Fund may invest in securities of smaller companies. Investing in securities of smaller companies involves additional risks compared to investing in larger companies. Compared to larger companies, smaller companies may have more limited product lines and capital resources, have less established markets for their products or services, have earnings that are more sensitive to changes in the broader economy and be more dependent on key members of management. The risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably, is greater than compared to more widely held securities of larger companies due to narrow markets and limited resources of smaller companies. Furthermore, securities of smaller companies have less active trading markets and may be harder to sell at the time and prices that the Adviser considers appropriate. The Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

SOVEREIGN BONDS. The Fund may invest in debt obligations issued or guaranteed by governments or their agencies (sovereign bonds). The governmental entity that controls the repayment of sovereign bonds may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debt on a timely basis. Consequently, governmental entities may default on their sovereign bonds.

Holders of sovereign bonds may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign bonds on which a governmental entity has defaulted may be collected in whole or in part.

SUBORDINATED DEBTS. The Fund may invest in subordinated debt. Subordinated debt is debt which, in the case of insolvency of the issuer, ranks after other debts in relation to repayment. Because subordinated debt is repayable after senior debts have been re-paid the chance of receiving any repayment on insolvency is reduced and therefore subordinated debt represents a greater risk to the investor.

TEMPORARY DEFENSIVE POSITIONS. In an attempt to respond to adverse market, economic, political or other conditions, the Fund may temporarily invest without limit in a variety of short-term instruments. These instruments may include U.S. Government securities; certificates of deposit, bankers’ acceptances and other short-term debt obligations of banks with total assets of at least $1 billion; debt obligations of corporations, corporate debt instruments; variable rate demand notes, commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. These instruments may have speculative characteristics. The Fund may also, to a limited extent and consistent with its objective, invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

During such periods when the Fund is not investing according to its principal investment strategies, it is possible the Fund may not achieve its investment objective.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (“Government Obligations”). Government Obligations are backed in a variety of ways by the U.S. Government or its agencies or instrumentalities. The Government Obligations in which the Fund may invest include:

●	Direct obligations of the U.S. Treasury, such as U.S. Treasury bills, which have a maturity of up to one year, and notes and bonds, which have longer maturities;

●

Notes, bonds and discount notes issued and guaranteed by U.S. Government agencies and instrumentalities supported by the full faith and credit of the United States, such as mortgage-backed certificates issued by Ginnie Mae;

●

Notes, bonds and discount notes of U.S. Government agencies or instrumentalities which are able to borrow from the U.S. Treasury, subject to certain limits, such as obligations of the Federal Home Loan Bank;

●

Notes, bonds and discount notes of other U.S. Government instrumentalities backed by the credit of the agency or instrumentality issuing the obligation, and in certain circumstances, also supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and

●

Other obligations backed only by the credit of the agency or instrumentality issuing the obligation, such as obligations of the Federal Farm Credit Banks. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

In none of these cases, however, does the U.S. Government guarantee the value or yield of the Government Obligations themselves or the NAV of the Fund’s shares.

On September 6, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced.

On September 7, 2008, the U.S. Treasury announced steps taken by it in connection with the conservatorship. Among other things, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement (“SPA”) with each of Fannie Mae and Freddie Mac pursuant to which the U.S. Treasury has become the holder of a new class of senior preferred stock of each of Fannie Mae and Freddie Mac to maintain a positive net worth in each enterprise. The conditions attached to entering into the SPAs place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, and(iv) increase its debt beyond certain specified levels.

On January 2, 2025, the FHFA and Treasury entered into a letter agreement (January 2025 Letter Agreement), amending the Amended and Restated Senior Preferred Stock Purchase Agreement dated as of September 26, 2008, as amended (Purchase Agreement). The January 2025 Letter Agreement amends Purchase Agreement provisions that required prior Treasury consent to an exit from conservatorship, except an exit through receivership or if certain conditions related to resolution of pending significant litigation and capital accumulation were met. As amended by the January 2025 Letter Agreement, the Purchase Agreement now requires Treasury’s prior consent to an exit other than through mandatory receivership. The Purchase Agreement was also amended to remove certain provisions in Article 5 that generally limited Fannie Mae and Freddie Mac’s ability to acquire certain types of mortgage loans. The January 2025 Letter Agreement also removed a provision in the Purchase Agreement that required compliance with the Enterprise Regulatory Capital Framework (ERCF) in effect in January 2021, regardless of subsequent amendments to the ERCF. The January 2025 Letter Agreement requires that Fannie Mae and Freddie Mac comply with the ERCF as it is amended from time to time. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year.

Under amendments to the ERCF, Fannie Mae and Freddie Mac have published capital disclosures which provide additional information about their capital position and capital requirements on a quarterly basis since the first quarter of 2023 and delivered their first capital plans to FHFA in May 2023. The FHFA finalized amendments to certain provisions of the ERCF in November 2023 that modify various capital requirements for Freddie Mac and Fannie Mae. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and the future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund. Congress has recently considered, and may consider in the future, proposals to reduce the U.S. Government’s role in the mortgage market and to wind down or restructure the operations of both Fannie Mae and Freddie Mac. The ERCF requires Fannie Mae and Freddie Mac, upon exit from conservatorship, to maintain higher levels of capital than prior to conservatorship to satisfy their risk-based capital requirements, leverage ratio requirements and prescribed buffer amounts. Should the federal government adopt any such proposal, the value of the fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.

Should the federal government adopt any such proposal, the value of a fund’s investments in securities issued by Fannie Mae or Freddie Mac would be impacted.

Any downgrade of the credit rating of the securities issued by the U.S. Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Under the direction of the FHFA, Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of Fannie Mae and Freddie Mac certificates. The Single Security Initiative was implemented in June 2019, and while the initial effects on the market for mortgage-related securities have been relatively minimal, the long-term effects it may have are uncertain.

VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Fund may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than five years but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

Investment Restrictions

The following restrictions are fundamental policies of the Fund and, except as otherwise indicated, may not be changed with respect to the Fund without the approval of a majority of the outstanding voting securities of that Fund which, as defined in the 1940 Act, means the lesser of (1) 67% of the shares of such Fund present at a meeting if the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting shares of such Fund.

(1)

The Fund is an open-end management investment company and has elected to be classified as a diversified series. The Fund will invest its assets only in a manner consistent with the classification of a diversified series under applicable law.

(2)

The Fund will not borrow money, except to the extent that the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. Current regulation permits the Fund to borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

(3)	The Fund will not issue any class of senior securities, except to the extent that the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

(4)

The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under applicable laws in connection with the disposition of portfolio securities.

(5)

The Fund will not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest, deal or otherwise engage in transactions in real estate or interests therein.

(6)

The Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

(7)

The Fund will not concentrate its investments in the securities of issuers primarily engaged in the same industry, as that term is used in the 1940 Act and as interpreted or modified from time to time by a regulatory authority having jurisdiction, except that this restriction will not apply to the Fund’s investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(8)

The Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder, or as may otherwise be permitted from time to time by a regulatory authority having jurisdiction.

SUPPLEMENTAL CLARIFICATION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES/RESTRICTIONS

The Fund is a diversified fund and as such is subject to the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. Government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of the Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

For purposes of the fundamental investment policies regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment. For purposes of the fundamental investment policy regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in Bloomberg or the Global Industry Classification Standard (GICS).

For purposes of investment restriction number 7, public utilities are not deemed to be a single industry but are separated by industrial categories, such as telephone or gas utilities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The Fund is subject to restrictions and policies that are not fundamental and may, therefore, be changed by the Board of Trustees without shareholder approval. These non-fundamental policies/restrictions are described below.

The Fund may not invest more than 15% of the value of its net assets in investments which are illiquid or not readily marketable (including repurchase agreements having maturities of more than seven calendar days and variable and floating rate demand and master demand notes not requiring receipt of the principal note amount within seven days’ notice).

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the “Shareholder Information” section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on the Exchange. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund. As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges. The Fund reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.

Management

TRUSTEES AND OFFICERS

The Board of Trustees governs the Trust and is responsible for protecting the interests of shareholders. The Board of Trustees is composed of experienced business persons who meet throughout the year to establish the Fund’s policies and oversee the management of the Fund. In addition, the Trustees review contractual arrangements with companies that provide services to the Trust and review the Fund’s performance.

The Role of the Board

Overall responsibility for overseeing and managing the business and affairs of the Trust rests with its Board of Trustees. The day-to-day management and operation of the Trust is performed by various service providers to the

Trust, such as the Adviser, the Distributor, the Administrator, the custodian and the transfer agent. The Board of Trustees has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility for supervising actively the day-to-day operations of the Trust and reporting back to the Board. The Board of Trustees has also appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board on compliance matters. From time to time, one or more members of the Board of Trustees may meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board of Trustees and any individual Trustee is one of oversight and not of active management of the day-to-day operations or affairs of the Trust.

Board Structure and Leadership

The Board of Trustees has five standing committees: an Audit Committee, a Nominating Committee, a Corporate Governance Committee, a Valuation, Portfolio Management and Performance Committee, and a Compliance Committee. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Fund. The Board is composed of eight trustees, and seven of the eight Trustees are not “interested persons” of the Trust as that term is defined by the 1940 Act (the “Independent Trustees”). The Board believes that the number of Trustees is adequate for the number of Funds overseen by the Board and the current size of the Board is conducive to Board interaction, debate and dialogue which results in an effective decision-making body. The Independent Trustees have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Trust. The Chairperson of the Board is an Independent Trustee. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings. In developing its current structure, the Board of Trustees recognized the importance of having a significant majority of Independent Trustees. The Board of Trustees believes that its current leadership structure, including the composition of the Board and its Committees, is an appropriate means to provide effective oversight on behalf of shareholders.

As needed between regular meetings, the Board of Trustees or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Funds’ operations and related risks.

The Audit Committee of the Trust is currently composed of the following Independent Trustees: Mr. Kardok (Chair), Ms. McCaffrey and Mr. Garner. The Audit Committee acts as a liaison between the Funds’ independent auditors and the Board of Trustees. As set forth in its charter, the Audit Committee has the responsibility, among other things, to (1) approve the appointment of the independent auditors and recommend the selection of the independent auditors to the Board of Trustees for ratification by the Independent Trustees; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements that are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Funds’ accounting system and the effectiveness of the internal accounting controls of the Funds and their service providers. For the fiscal year ended September 30, 2026, the Audit Committee met [three] times.

The Nominating Committee of the Trust is currently composed of the following Independent Trustees: Mr. James (Chair), Mses. Bode and Zarkovich and Mr. Perry. In the event of vacancies on, or increases in the size of, the Board, the Nominating Committee is responsible for evaluating the qualifications of and nominating all persons for appointment or election as Trustees of the Trust. Candidates may be identified by the Nominating Committee, management of the Trust or Trust shareholders. The Nominating Committee may utilize third-party services to help identify and evaluate candidates. In addition, the Nominating Committee identifies individuals qualified to serve as Independent Trustees of the Trust and recommends its nominees for consideration by the full Board. For non-Independent Trustees (management candidates), the Nominating Committee will look to the President of the Trust to produce background and other reference materials necessary for the Nominating Committee to consider non-Independent Trustee candidates. The Nominating Committee does consider Independent Trustee candidates recommended by shareholders of the Trust.

Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Trust, should be submitted to the Secretary of the Trust or any member of the Committee in writing at the address of the Trust. The Nominating Committee will evaluate shareholder candidates using the same criteria applied to other Independent Trustee candidates along with additional requirements as listed in the Nominating Committee charter. For the fiscal year ended September 30, 2026, the Nominating Committee met [four] times.

The Corporate Governance Committee of the Trust is currently composed of the following Independent Trustees: Mr. James (Chair), Mses. Bode and Zarkovich and Mr. Perry. The Board of Trustees has developed a set of Principles of Corporate Governance (“Governance Principles”) to guide the Board and the Corporate Governance Committee in considering governance issues. The Corporate Governance Committee is responsible for reviewing the Governance Principles periodically and, if deemed appropriate, recommending changes to the Board of Trustees. The Board of Trustees will then consider whether to approve the changes. The Corporate Governance Committee is also responsible for evaluating the performance of the Board of Trustees and the Trust in light of the Governance Principles, considering whether improvements or changes are warranted, and making recommendations for any necessary or appropriate changes. The Committee also coordinates the annual Board Self-Assessment required by the SEC governance rules, the annual review of Trustee independence, and an annual review of independent legal counsel for the Independent Trustees relating to independence and general performance. The Governance Principles include a commitment to ongoing Trustee education, and the Corporate Governance Committee oversees the process of identifying educational topics, and facilitating quarterly Board education sessions covering industry, regulatory and governance issues relevant to the Funds. For the fiscal year ended September 30, 2026, the Corporate Governance Committee met [three] times.

The Valuation, Portfolio Management and Performance Committee (the “Valuation Committee”) of the Trust is currently composed of Ms. Zarkovich (Chair), Ms. Bode and Mr. Kardok. As set forth in its charter, the primary duties of the Trust’s Valuation Committee are: (1) to review the actions of the Trust’s Pricing Committee and to ratify or revise such actions; (2) to review and recommend for Board approval pricing agents to be used to price Fund portfolio securities; (3) to recommend changes to the Trust’s Pricing and Valuation Procedures, as necessary or appropriate; (4) to obtain from the Funds’ portfolio managers information sufficient to permit the Valuation Committee to evaluate the Funds’ performance, use or proposed use of benchmarks and any additional indexes, and compliance with their investment objectives and policies; (5) to obtain from the Funds’ investment adviser information sufficient to permit the Committee to evaluate the quality of the adviser’s exercise of brokerage discretion when buying and selling portfolio securities for the Funds; (6) to investigate matters brought to its attention within the scope of its duties; (7) to assure that all its actions are recorded in minutes of its meetings and maintained with the Funds’ records; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Valuation Committee may deem necessary or appropriate. For the fiscal year ended September 30, 2026, the Valuation Committee met [four] times.

The Compliance Committee of the Trust is currently composed of the following Independent Trustees: Mr. Garner (Chair), Ms. McCaffrey and Messrs. James and Perry. As set forth in its charter, the Compliance Committee’s primary duties and responsibilities include: developing and maintaining a strong compliance program by providing a forum for the Independent Trustees to consider compliance matters; assisting the Board in its oversight pursuant to Rule 38a-1 under the 1940 Act; formulating action to be taken with respect to the Trust’s compliance program or the Trust’s key service providers’ programs, or related matters; and participating in industry forums and/or reviews on regulatory issues as appropriate. For the fiscal year ended September 30, 2026, the Compliance Committee met [three] times.

Risk Oversight

As part of its oversight of the management and operations of the Trust, the Board of Trustees also has a risk oversight role, which includes (without limitation) the following: (i) requesting and reviewing reports on the operations of the Funds; (ii) reviewing compliance reports and approving certain compliance policies and procedures of the Funds and their service providers; (iii) working with management to consider key risk areas and to seek assurances that adequate resources are available and appropriate plans are in place to address risks; (iv) meeting with service providers, including Fund auditors, to review Fund activities; (v) meeting with the Chief Compliance Officer and other officers of the Trust and its service providers to receive information about compliance, and risk assessment and management matters; and (vi) meeting regularly with independent legal counsel. The Board of Trustees has emphasized to the Adviser the importance of maintaining rigorous risk management programs at the Adviser and other service providers. The Board of Trustees recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary for the Funds to bear certain risks (such as disclosed investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the oversight of risk management by the Board of Trustees is subject to practical limitations. Nonetheless, the Board of Trustees expects Trust service providers to implement rigorous risk management programs.

Trustee Attributes

The Board of Trustees believes that each of the Trustees has the qualifications, experiences, attributes and skills (“Trustee Attributes”) appropriate to continued service as a Trustee of the Trust in light of the Trust’s business and structure. The Board of Trustees has established a Nominating Committee, which evaluates potential candidates based on a variety of factors. Among those factors are the particular skill sets of a potential Trustee that complement skills and expertise of existing Trustees. In addition to a demonstrated record of academic, business and/or professional accomplishment, certain of the Trustees have served on the Board of Trustees for a number of years. In their service to the Trust, those Trustees have gained substantial insight into the operation of the Trust and have demonstrated a commitment to discharging oversight duties as Trustees in the interests of shareholders. The Corporate Governance Committee annually directs a Board “self-assessment” process wherein the effectiveness of the Board, the Board’s Committees, and individual Trustees is reviewed. In its most recent self-assessment, the Board concluded that the Board has a favorable mix of skills and experience, balanced and meaningful contributions by Board members, good chemistry and working relationships, and mutual respect among Trustees.

In addition to the general Trustee Attributes described above, Ms. Bode has business experience as a healthcare industry consultant and real estate developer; Mr. Garner has executive and public sector experience gained in connection with his role as president and CEO of a metropolitan community foundation and as a college president; Mr. James, as the former president of a non-profit organization focused on corporate governance and ethical business cultures, is a national expert and college professor focused on business ethics and has experience as a senior corporate executive as well as public company board experience; Mr. Eikenberg is a seasoned financial services executive with experience overseeing sales and distribution for investment management businesses; Ms. Zarkovich is a CFA charterholder who has significant experience in leading foundation and family office investment teams and investing in traditional and alternative investment strategies as well as experience serving on the boards of multiple non-profit organizations; Mr. Kardok is a seasoned executive in the financial services and asset management space with experience in public accounting, mutual fund administration, financial reporting, regulatory/compliance, operations and risk management; Mr. Perry has extensive experience in financial planning, investment management, and fiduciary oversight through his roles as managing member and investment advisor representative of a registered investment advisory firm, as an independent director of a publicly traded community bank holding company, and as a trustee of both public-sector retirement and educational institutions, with expertise in investment oversight, regulatory compliance, strategic planning, and governance and Ms. McCaffrey has extensive experience in the audit requirements and business and financial issues of investment companies from her role as audit partner and quality review partner of a major accounting firm and is a Certified Public Accountant (Ohio). The foregoing discussion and the Trustees and officers tables below are included in this SAI pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee by reason thereof.

Additional information about Trustee Attributes is contained in the table below. The age, address, and principal occupations for the past five years and additional information relevant to his or her professional background of each Trustee and executive officer of the Trust are listed below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Lucy Hancock Bode (1951)	Trustee since January 2004	Healthcare consultant (self-employed) (1986 to present)	17	Fifth Third Advisory Board (2019 to present)
Leslie H. Garner Jr. (1950)	Trustee since January 2004	President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to 2023)	17	None
Ronald James (1950)	Trustee since January 2004	Director/President, Campbell Chapel Community Development Ministries (2024 to present); Private Investor (2017 to present); Faculty member (part time), University of St. Thomas (2004 to present)	17	Bremer Financial Corporation (2004 to 2025)
Michael Kardok (1959)	Trustee since October 2024	Kardok Consulting (self-employed) (2023 to 2025); Treasurer and Principal Financial and Accounting Officer, Natixis and Loomis Sayles Funds and Natixis ETFs (2004 to 2022); Principal Financial and Accounting Officer - Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC (2004 to 2022)	17	None
Margaret McCaffrey (1963)	Trustee since October 2024	Independent Consultant/Financial Expert (self-employed) (2021 to present); Assurance Partner, Cohen & Company (1990 to 2021)	17	Independent Trustee/Audit Chair of Modern Capital Tactical Income Fund (2021 – 2026)
Dexter Perry (1969)	Trustee since January 2026	Investment Advisor Representative/ Managing Member, One Providence Capital, LLC (2006 to Present); Insurance Agent/ Managing Member, The Providence Group of North Carolina, LLC (2001 to Present)	17	Independent Director, First Bancorp, Inc. (2021 to Present); Trustee, The Asheville School (2020 to Present); Independent Director, Acting Executive Director, General Baptist Convention of North Carolina Foundation, Inc. (2018 to present); M&F Bancorp, Inc. (2018-2021)

Name, Address and Year of Birth(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Director/Trustee Positions Held by Trustee During Past 5 Years
Christie Zarkovich (1974)	Trustee since March 2023	Managing Director, The Ewing and Marion Kauffman Foundation (2025 to present); Chief Administrative, Financial and Investment Officer, Health Forward Foundation (2021 to 2025); Investment Director, Chinquapin Trust Company (2019 to 2021)	17	Children’s Mercy Hospital Foundation (2021 to present); Kansas City Art Institute (2024 to present); Investment Committee Member, Ada Capital (2024 to present)

INTERESTED TRUSTEE

Name, Address and Year of Birth(1)	Position, Term of Office(2) and Length of Time Served Principal Occupation(s) with the Trust	During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Director/Trustee Positions Held by Trustee During Past 5 Years
David Eikenberg(3) (1969)	Trustee since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present)	17	None

(1)

The mailing address for each Trustee/Officer, except David Eikenberg, is 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. The mailing address for David Eikenberg is 225 Franklin Street, Suite 2700, Boston Massachusetts 02110.

(2)

All Trustees must retire on or before December 31 of the year in which they reach the age of 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	David Eikenberg has been determined to be an Interested Trustee by virtue of his position with the Adviser.

Executive Officers

Name, Address and Year of Birth(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years
David Eikenberg (1969)	President and Chief Executive Officer since October 2022	President and Chief Executive Officer, RBC Funds (2022 to present); Head of Intermediary Sales at RBC Global Asset Management (U.S.) Inc., (March 2018 to present)

Name, Address and Year of Birth(1)	Position, Term of Office(2) and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years
Christina M. Weber (1968)	Chief Compliance Officer since December 2012 and Assistant Secretary since October 2025	Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Secretary, RBC Funds (2017 to 2025)
Kathleen A. Hegna (1967)	Chief Financial Officer since May 2009 and Treasurer since March 2014	Head, U.S. Fund Operations, RBC Global Asset Management (U.S.) Inc. (2022 to present); Chief Financial Officer, RBC Funds (2009 to present); Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to 2022)
Tara Tilbury (1974)	Secretary since October 2025	Managing Counsel, RBC Global Asset Management (U.S.) Inc. (2018 to Present), Secretary, RBC Funds (2025 to present); Assistant Secretary, RBC Funds (2022 to 2025)
Jennifer Teal (1970)	Assistant Secretary since October 2025	Assistant Secretary, RBC Funds (2025 to present); Manager, Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2019 to present)
Maren Fleming (1982)	Assistant Secretary since October 2025	Assistant Secretary, RBC Funds (2025 to present); Associate Director, Compliance, RBC Global Asset Management (U.S.) Inc. (2018 to present)
Patrick Engel (1994)	Assistant Treasurer since October 2025	Assistant Treasurer, RBC Funds (2025 to present); Senior Financial Analyst – Mutual Funds, RBC Global Asset Management (U.S.) Inc. (2022 to present); Senior Portfolio Administrator, RBC Global Asset Management (U.S.) Inc. (2020 to 2022)

(1)

The address of each Trustee/Officer, except David Eikenberg, is 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401. The address of David Eikenberg is 225 Franklin Street, Suite 2700, Boston Massachusetts 02110.

(2)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

The table below shows the aggregate dollar range of each Trustee’s holdings in the Fund and the aggregate dollar range in the RBC Funds as of December 31, 2025.

Independent Trustees	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lucy Hancock Bode	[ ]	[Over $100,000]
Leslie H. Garner Jr.	[ ]	[Over $100,000]
Ronald James	[ ]	[Over $100,000]
Michael Kardok	[ ]	[Over $100,000]
Margaret McCaffrey	[ ]	[$50,001-$100,000]
Dexter Perry	[ ]	[None]
Christie Zarkovich	[ ]	[Over $100,000]

Interested Trustee	Dollar Range of Shares in the Fund	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David Eikenberg	[ ]	[$10,001-$50,000]

Independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Adviser, either Co-Administrator or Distributor) receive from the Trust an annual retainer of $110,000. The annual retainer was previously $100,000 and was increased to $110,000 effective January 1, 2026. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other Trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board of Trustees meeting attended. Each Independent Trustee also receives a meeting fee of $1,500 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended. Independent Trustees are also reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are directors, officers or employees of the Adviser, either Co-Administrator or Distributor do not receive compensation from the Trust. The table below sets forth the compensation received by each Trustee from the Trust during the Fund’s fiscal year ended September 30, 2026.

[To be updated by amendment.]

	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation for Fund Complex Paid to Trustee†
Independent Trustees
Lucy Hancock Bode	$ [ ]	[None]	[None]	$ [ ]
Leslie H. Garner, Jr.	[ ]	[None]	[None]	$ [ ]
Michael Kardok	[ ]	[None]	[None]	$ [ ]
Margaret McCaffrey	[ ]	[None]	[None]	$ [ ]
Ronald James	[ ]	[None]	[None]	$ [ ]
Dexter Perry*	[ ]	[None]	[None]	$ [ ]
Christie Zarkovich	[ ]	[None]	[None]	$ [ ]
Interested Trustee
David Eikenberg	[ ]	[None]	[None]	[None]

†	The Fund Complex consists of the Trust, which currently offers [18] portfolios.

*	Mr. Perry has been a Trustee since January 1, 2026.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, no person owned of record or beneficially 5% or more of the outstanding shares of the Fund. A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. “Control” is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a fund. Any person owning more than 25% of the voting securities of the Fund may be deemed to have effective voting control over the operation of the Fund, which would diminish the voting rights of other shareholders.

Investment Adviser

Investment Adviser

The Adviser, located at 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401, serves as investment adviser to the Fund. The Adviser is a wholly owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America’s leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, and transaction processing services on a global basis. RBC employs approximately 97,000 people who serve more than 17 million personal, business, public sector and institutional clients through offices in Canada, the U.S. and 27 other countries around the world. The Adviser has been registered with the SEC as an investment adviser since 1983 and has been a portfolio manager of publicly offered mutual funds since 1986. Under the Investment Advisory Agreement, the Adviser manages the day-to-day investment of assets of Fund in accordance with the policies and procedures established by the Trust. As of [ ], the Adviser’s investment team managed approximately $[ ] billion in assets for corporations, public and private pension plans, Taft-Hartley plans, charitable institutions, foundations, endowments, municipalities, registered mutual funds, private investment funds, trust programs, foreign funds such as UCITS funds, individuals (including high net worth individuals), wrap sponsors and other U.S. and international institutions.

For its services to the Fund, the Adviser receives from the Fund a fee, paid monthly, at an annual rate of [ ]% of the Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreements for the Fund between the Trust and the Adviser, the investment advisory services of the Adviser to the Fund are not exclusive. The Adviser is free to, and does, render investment advisory services to others.

The Investment Advisory Agreement for the Fund will remain in effect after its initial term only as long as such continuance is approved for that Fund at least annually (i) by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

The Investment Advisory Agreement may be terminated at any time without payment of any penalty, by a vote of a majority of the outstanding securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Board of Trustees on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Trust. An Investment Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Board of Trustees has approved a unitary management fee structure for the Fund. Under the unitary management fee structure, the Adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for fee payment under the investment management agreement, interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, consultant fees, litigation, and indemnification and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Potential Conflicts of Interest

The Adviser and/or its affiliates (together, the “Adviser”) provide a variety of discretionary and non-discretionary investment advisory services and products to their clients. As a result, the following potential and actual conflicts of interest, among others, are presented to RBC in the operation of its investment advisory services:

●	The Adviser faces conflicts of interest when rendering investment advisory services to several clients and may provide dissimilar investment advice to different clients.

●

The Adviser may, in certain circumstances, have discretion when making distributions as part of redemptions in the form of securities or other assets, and in that case, the composition of such distributions. Accordingly, the Adviser may face conflicts of interest with respect to redeeming investors and remaining investors.

●

The Adviser may collect greater compensation for certain Funds or accounts than that received for the Fund, or may receive performance-based compensation. This may create a potential conflict of interest for the Adviser or its portfolio managers to incentivize certain accounts. Conflicts of interest may also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time or attention.

●

Potential conflicts of interest may arise with both the aggregation of trade orders and the allocation of securities transactions/investment opportunities/investment ideas. For allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, the Adviser may have an incentive to allocate trades or investment opportunities to certain accounts or Funds.

●

As a result of information barriers, personnel within the Adviser may trade differently from Fund. Also, if the Adviser obtains material non-public confidential information as part of its business activities for or with other clients, it may be restricted from purchasing or selling securities for the Fund.

●

If the Adviser pays a broker-dealer with “soft” or commission dollars in order to obtain access to statistical information and research, the Adviser faces conflicts of interest because the Adviser may have an incentive to trade with certain brokers or dealers in order to earn soft dollars and the information and research could benefit certain Funds more than others.

●

The Fund may be subject to conflicts of interest if it engages in principal transactions with other Funds or with the Adviser, to the extent permitted by law. The Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in these transactions.

●

Where the Adviser advises both sides of a transaction (cross-transactions) there may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the Adviser’s decision to engage in these transactions for Fund. The Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions, and has developed policies and procedures in relation to such transactions and conflicts.

Cross-transactions may disproportionately benefit some accounts relative to other accounts due to the relative amount of market savings obtained by the accounts. Any principal, cross- or agency cross-transactions will be effected in accordance with fiduciary requirements and applicable law.

●	The Adviser’s participation in certain markets or its actions for particular clients could also restrict or affect the Fund’s ability to transact in those markets.

●

Potential conflicts of interest also exist when the Adviser has certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon the Adviser by law, regulation, contract or internal policies. They could prevent the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

●

Although the Adviser is not the primary valuation agent of Fund, it performs certain valuation services related to securities and assets in Fund. The Adviser may value an identical asset differently than another division or unit within the Adviser values the asset. The Adviser may also value an identical asset differently in different accounts or Funds.

●

Conflicts of interest may arise in the voting of proxies, with for instance, different teams voting proxies differently or the Adviser voting differently than its affiliates or the advice given by its affiliates to their clients (more information on proxy voting is available at page 70 within the Proxy Voting section).

●

Subject to applicable law, the Adviser may, from time to time and without notice to investors, in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Fund in their administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

●

The Adviser and Trust maintain codes of ethics and personal account dealing policies and procedures (collectively, the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities, and that actual and potential conflicts of interest are avoided. The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.

●

The Adviser and/or its affiliates may, to the extent permitted by applicable regulations, contribute to various non-cash and cash arrangements to promote the sale of Fund shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable laws or regulations. Such arrangements may give rise to potential conflicts of interest.

The Adviser and Trust have adopted policies and procedures designed to identify and mitigate the types of potential conflicts of interest discussed above, although they may be ineffective in doing so.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table provides information regarding other funds and accounts for which the Fund’s portfolio managers is primarily responsible for the day-to-day portfolio management as of [September 30, 2026].

[To be updated by amendment.]

Portfolio Manager	RBC Funds Managed	Account Type	Number of Accounts	Value of Accounts	Number of Performance Fee Accounts	Value of All Performance Fee Accounts
Brian Svendahl	RBC BlueBay Strategic Income ETF	Pooled	[ ]	[ ]	[ ]	[ ]
		Separate Accounts	[ ]	[ ]	[ ]	[ ]
		Registered Inv. Co.	[ ]	[ ]	[ ]	[ ]

Andrzej Skiba	RBC BlueBay Strategic Income ETF	Pooled	[ ]	[ ]	[ ]	[ ]
		Separate Accounts	[ ]	[ ]	[ ]	[ ]
		Registered Inv. Co.	[ ]	[ ]	[ ]	[ ]
		Separate Accounts	[ ]	[ ]	[ ]	[ ]
		Registered Inv. Co.	[ ]	[ ]	[ ]	[ ]
Neil Sun	RBC BlueBay Strategic Income ETF	Pooled	[ ]	[ ]	[ ]	[ ]
		Separate Accounts	[ ]	[ ]	[ ]	[ ]
		Registered Inv. Co.	[ ]	[ ]	[ ]	[ ]

Portfolio Manager Compensation

The compensation plan for the RBC Global Asset Management (“RBC GAM”) Investment teams was designed with the following principles in mind:

●	To attract and retain individuals possessing the skills and talents essential to sustainable investing success and the growth of RBC GAM

●	To align rewards for investment professionals with the goals of our investors and shareholders

●	To promote RBC GAM’s culture and foster stability and consistent improvement within RBC GAM’s workforce

Payments are reviewed against investment results (benchmarks and/or peer groups) to ensure that rewards are consistent with achieving the desired returns/outcomes for our clients within attractive/acceptable risk metrics. Individual compensation quantums are reviewed against industry surveys to ensure compensation remains competitive, contributing to fairness, efficiency, and the retention of superior investment staff.

The compensation program for investment management personnel is comprised of five elements:

1.	Base Salary

2.	Annual Discretionary Bonus (short term incentive or STI)

3.	Firm Profit-Sharing Plan (for eligible teams and investment staff)

4.	GAM Factor units (for eligible teams and investment staff)

5.	Team Profit-Sharing Plan (for eligible teams and investment staff)

Base salary

●	For new hires, base salaries are set after considering internal comparables, local market industry surveys and our own sense of market conditions.

●	On an annual basis, all base salaries are reviewed within and across teams and locations to ensure fairness, consistency and relevance.

●

Base salaries for all roles are also compared to local industry surveys to protect GAM’s ability to attract superior talent to the firm without introducing anomalies in the compensation program for new versus long-term employees.

Annual Discretionary Bonus

●

All employees who are eligible for a discretionary bonus are graded on a 200-point scale. This score is a combination of quantitative and qualitative assessments, although, in some cases and depending on the type of role, only a qualitative assessment is possible.

●	Bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years.

●	The quantitative component is calculated using an algorithm that tracks results for specific responsibilities in investment management against agreed upon success thresholds.

●

The qualitative component is based on a review of results produced over the year and the degree to which the individual exhibits attitudes and behaviors consistent with RBC GAM’s reputation, culture and goals, including investment success and growth.

●	Annual Discretionary Bonuses are impacted by the firm’s financial performance.

Firm Profit-Sharing Plan (“PSP”)

●	Senior individuals within the Investment teams may be eligible to receive units linked to the financial performance of RBC GAM and serves as a proxy for ownership in the firm.

●

Membership is based on rigid qualifications that effectively limit membership to the most senior analysts and portfolio managers. Among these qualifications are investment success and service leadership over the intermediate and long term, thought leadership, ethical behavior and contribution to firm culture.

●	PSP units are reviewed annually and approved by the CIO and CEO at the beginning of each fiscal year. The number of units held by each individual does not normally change during the year.

●	The value of each PSP unit is distributed to unit holders based on the number of units that they hold.

●	PSP exposure is capped to 40% of an individual’s total compensation to mitigate against high volatility.

●

At the end of each year, an incentive bonus is calculated based on the performance of certain equity and fixed income funds versus their peer groups. This calculation is based on a time-weighted performance measure which includes returns over various periods, including a 5 year calculation. The incentive bonus is paid annually and shared among all PSP members on the basis of their relative unit holdings.

GAM Factor units (“GFU”)

●	GFU’s are allocated where individual’s PSP exposure exceeds the 40% maximum.

●	GFU units have a value of CAD $1,000 and are adjusted up and down each year by the firm’s financial performance.

●	GFU’s can also be allocated as part of a compensation adjustment that results from promotion or a review against internal and external comparables.

Team Profit-Sharing Plan (“TPS”)

●	Certain select investment teams have access to a TPS Plan based on the team’s ability to grow RBC GAM’s global institutional client base.

●

TPS is based on the profit generated by an investment team. This is calculated as a share of management fees and, in some cases, performance fees, earned from the team’s products; with deductions for certain defined direct costs including compensation expenses such as salaries and the employer’s National Insurance Contributions and non-compensation costs.

Deferrals

●	Consistent with industry best practices, a portion of investment professionals’ variable compensation (Annual Discretionary Bonus, PSP, TPS) is subject to a mandatory 3-year deferral.

●

This deferral applies to all staff with variable compensation greater than a defined threshold that varies by region; and ranges from 25% to 45% and may be as high as 60% to meet regulatory requirements in certain jurisdictions.

●

This deferral amount is payable at the end of three years, provided the employee remains in good standing with RBC GAM. The deferral amount paid is based on the success of RBC and RBC GAM over the deferral period; 30% of the deferral is mandatorily invested into RBC shares whilst individuals are allowed to invest the remaining 70% of deferred compensation into a combination of funds managed by RBC GAM and/or an index tracking RBC GAM’s profit growth, further aligning RBC GAM’s incentive structure with the interest of our clients.

Other

In addition, all US-based team members can invest in our ultimate parent, RBC, through our 401(k) program; and all team members have signed employment agreements that include: (1) notice periods; and (2) non-solicit terms.

Annual Discretionary Bonus / Performance

●

As noted above, bonus payments are reflective of the past five years of contributions and investment performance over one-, three- and five-year periods, with greater emphasis on three and five years. Performance is based on the investment team’s relevant composite or fund returns compared to the following benchmarks or peer groups:

Fund	Relevant Benchmark or Peer Group
RBC BlueBay Strategic Income ETF	[ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index and Morningstar Nontraditional Bond Category]

Portfolio Managers’ Beneficial Ownership of the Funds

A portfolio manager’s beneficial ownership of the Funds is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed. The table below shows each portfolio manager’s beneficial ownership of the Fund(s) under his management as of [September 30, 2026].

Dollar Range of Fund Shares Beneficially Owned
RBC BlueBay Strategic Income ETF
Brian Svendahl	[ ]
Neil Sun	[ ]
Andrzej Skiba	[ ]

Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Fund’s Prospectus entitled “Shareholder Information-Book Entry.”

The Depository Trust Company (“DTC”) acts as securities depositary for the shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC

Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Fund and DTC, DTC is required to make available to the Fund upon request and for a fee to be charged to the Fund a listing of the shares holdings of each DTC Participant. The Fund shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Fund shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Fund shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Fund makes other arrangements with respect thereto satisfactory to the Exchange.

Creations and Redemptions of Shares

The Fund issues and sells shares of the Fund only in Creation Units, generally in exchange for cash and/or a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), if any, on a continuous basis through the Transfer Agent, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).

A transaction fee may be imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants may be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time, and the Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Fund and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Fund to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

In its discretion, the Adviser reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the Fund is each day the New York Stock Exchange, the Exchange and the Fund are open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants who have entered into Participation Agreements (as defined below) to create or redeem Creation Units will only be accepted on a Business Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Fund reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Fund reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Portfolio Deposit

The consideration for purchase of Creation Units may consist of Deposit Securities and/or the Cash Component. Together, the Deposit Securities and Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day). Such Portfolio Deposit is applicable, subject to any adjustments, as described below, in order to effect purchases of Creation Units of that Fund until such time as the next-announced composition of the Portfolio Deposit is made available.

Procedures of Creating Creation Units

To be eligible to place orders with the Transfer Agent and to create a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has executed a Participant Agreement that has been agreed to by the Distributor, the Trust and accepted by the Transfer Agent with respect to purchases and redemptions of Creation Units (a “Participant Agreement”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Transfer Agent (as defined below) no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined after receipt of an order in proper form. A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement and/or applicable order form. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Fund may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only certain of such Authorized Participants are expected to have international capabilities.

Creation Units may be created in advance of the receipt by the Fund of all or a portion of the Portfolio Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Portfolio Deposit and will be required to post collateral with the Fund consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Fund may use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Portfolio Deposit has been properly received by the Transfer Agent and deposited into the Fund.

Orders for Creation Units that are affected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Acceptance of Creation Orders

The Fund and the Distributor reserve the right to reject a creation order transmitted to it by the Transfer Agent for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Fund, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Fund, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Fund, and the Fund’s determination shall be final and binding.

Portfolio Trading by Authorized Participants

When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing, and a variety of other factors.

An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker-dealer receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker-dealer receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions, or other costs).

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash-only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities - as published on the Business Day of the request for a redemption order received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Fund reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security. Where “cashin-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Deposit Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

If the Fund determines, based on information available to the Fund when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Fund the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.

Proxy Voting Policies

The Fund is the beneficial owner of its portfolio securities, and therefore, the Board of Trustees, acting on the Fund’s behalf, is responsible for voting proxies. The Adviser has been delegated the authority by the Board of Trustees to vote proxies with respect to the investments held by the Fund.

The Trust seeks to assure that proxies received by the Trust, or its delegate are voted in the best interests of the Trust’s shareholders, and has accordingly adopted proxy voting policies and procedures on behalf of the Fund. The Trust’s Proxy Voting Policies and Guidelines are included in Appendix B of this SAI.

The Board fulfills its oversight responsibilities in a number of ways, including review and approval of the Trust’s Proxy Voting Policies and Procedures, annual review of the adequacy and effectiveness of implementation of the Trust’s Proxy Voting Policies and Procedures in connection with the Rule 38a-1 annual report and annual review and adoption of the Proxy Voting Guidelines.

The Board, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of the Fund’s shareholders, has approved and adopted the custom proxy voting guidelines of the Adviser. The Adviser reviews and updates these guidelines on an ongoing basis as corporate governance best practices evolve. While proxies will generally be voted in accordance with the guidelines, there may be circumstances where the Adviser believes it is in the best interests of the Fund’s shareholders to vote differently than as contemplated by the guidelines, or to withhold a vote or abstain from voting. If a portfolio manager or other personnel of the Adviser would like to recommend that a particular proxy be voted in a manner different from the guidelines, such request shall be reviewed by the Adviser’s Proxy Voting Committee.

Institutional Shareholder Services Inc. (“ISS”) has been engaged by the Adviser and Trust for proxy research and voting services. The Adviser has satisfied itself that ISS has implemented adequate policies and procedures, including information barriers, to reasonably guard against and to resolve any conflicts of interest which may arise in connection with its provision of research analyses, vote recommendations and proxy voting services. Representatives of the Adviser’s Proxy Committee conduct an annual review of ISS’s policies regarding the management of ISS conflicts of interest and present the results of such review to the Proxy Committee.

The Adviser has no affiliation or material business, professional or other relationship with ISS.

Each year the Trust files its proxy voting record for the twelve-month period ended June 30 with the SEC on Form N-PX no later than August 31. The records can be obtained on the SEC’s website at www.sec.gov and without charge by calling Fund at 1-800-422-2766 or on the Fund’s website at [www.rbcgam.com].

Distribution of Fund Shares

[ ] (the “Distributor”), located at [ ], is the distributor for shares of the Fund. The Distributor or its agent continuously distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund.

Additional Payments. The Adviser may make additional payments, out of its own resources and at no cost to the Fund or its shareholders, to certain broker-dealers, mutual fund supermarkets, or other financial institutions, including affiliates of the Adviser (“Intermediaries”) in connection with: the provision of administrative services; the distribution of the Fund’s shares; and/or reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in the Fund’s shares). No one factor is determinative of the type or amount of such additional payments to be provided, and all factors are weighed in the assessment of such determination. Generally, no Intermediary is precluded from considering any of these factors in negotiating such additional payments on its behalf and, unless otherwise disclosed as a special arrangement, no Intermediary is precluded from negotiating the same or similar additional payments arrangement on the same terms as another Intermediary. In addition, certain Intermediaries may receive fees from the Fund for providing recordkeeping and other services for individual shareholders and/or retirement plan participants. Financial consultants and other registered representatives of Intermediaries may receive compensation payments from their firms in connection with the distribution or servicing of Fund shares.

Determination of Net Asset Value

Orders for purchases and redemptions of Fund shares are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Authorized Participants are responsible for transmitting orders promptly.

The per share NAV for the Fund is determined each day the New York Stock Exchange (“NYSE”) is open for trading or (at the Fund’s option) on days the primary trading markets for the Fund’s portfolio instruments are open (“Value Date”) as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time or such other time as determined by the NYSE). Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price their shares as of the regularly scheduled NYSE closing time, if the particular disruption directly affects only the NYSE (“Value Time”). All expenses, including fees paid to the Adviser and Co-Administrators, are accrued daily and taken into account for the purpose of determining the NAV.

Portfolio Security Valuation. The value of an equity security traded on one or more U.S. exchanges (and not subject to restrictions against sale by the Fund on such exchanges) will be valued at the last available quoted sale price on the primary trading exchange for the security as of the Value Time on the Value Date. If there was no sale on the primary exchange on the Value Date, the most recent bid shall be used. Securities for which the NASDAQ Stock Market, Inc. (“NASDAQ”) provides a NASDAQ Official Closing Price (“NOCP”) will be valued at the NOCP. OTC common and preferred stocks quoted on NASDAQ or in another medium for which no NOCP is calculated by NASDAQ and securities traded on an exchange for which no sales are reported on the Value Date are valued at the most recent bid quotation on the Value Date on the relevant exchange or market as of the Value Time. An equity security not traded in the United States but listed on a foreign exchange shall be valued at the closing price on the principal foreign exchange where the security is traded, and if a closing price is not available the last bid price shall be used. Investment company securities are valued at the NAV per share calculated for such securities on the Value Date. Exchange-traded options, futures and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Equity securities for which market quotations (i) are not readily available or (ii) do not accurately reflect the value of the securities, as determined by the Adviser, are valued at fair value using the Adviser’s pricing and valuation procedures, as approved by the Board. Significant bid-ask spreads, or infrequent trading may indicate a lack of readily available market quotations.

Debt securities will generally be valued at the evaluated price provided by an approved independent pricing service using both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. When an evaluated price is not readily available from a pricing service or independent broker-dealer, the value obtained is deemed to be unreliable, or there is a significant valuation event affecting the value of a security, the “fair value” of a security shall be determined by the Adviser’s Pricing Committee in accordance with the Adviser’s valuation procedures. Fixed income securities with 60 days or less to maturity at the time of purchase may be valued at amortized cost, unless such method is determined by the Pricing Committee to be inappropriate due to credit or other impairments of the issuer.

Generally, foreign equity securities denominated in foreign currencies are valued in the foreign currency and then converted into its U.S. dollar equivalent using the foreign exchange quotation in effect at the Value Time on the day the security’s value is determined.

Other types of securities and assets owned by the Fund (for example, rights and warrants) are valued using procedures contained in the Adviser’s pricing and valuation procedures.

In situations where it is determined that market quotations are not readily available from a pricing service or independent broker-dealer, or if the valuations are deemed to be unreliable or do not accurately reflect the value of the securities, “fair valuation” methodologies will be used. “Fair value” shall be deemed to be the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination will be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Under the pricing and valuation procedures, fair valuation methodologies may also be used in situations such as (i) a price is determined to be stale (for example, it cannot be valued using the standard pricing method because a recent sale price is not available) on more than five consecutive days on which the Fund calculates its NAV; or (ii) a significant valuation event is determined to have occurred pursuant to the Trust’s pricing and valuation procedures.

A significant valuation event may include, but is not limited to, one or more of the following: (i) a significant event affecting the value of a security or other asset of the Fund that is traded on a foreign exchange or market has occurred between the time when the foreign exchange or market closes and the Value Time; (ii) one or more markets in which a security or other asset of the Fund trades is closed for a holiday on the Fund Value Date or, has closed or is disrupted as a result of unusual or extraordinary events (e.g., natural disasters, civil unrest, imposition of capital controls, etc.); (iii) there is an unusually large movement, between the Value Time on the previous day and today’s Value Time, in the value of one or more securities indexes that the Fund uses as a “benchmark” or that are determined by the Pricing Committee to be relevant to the Fund’s portfolio investments; or (iv) some other market or economic event (e.g., a bankruptcy filing) would cause a security or other asset of the Fund to experience a significant change in value. If it has been determined that a significant valuation event has occurred, each security may be valued pursuant to the fair value pricing procedures.

Portfolio Transactions

Pursuant to the Investment Advisory Agreement, the Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers it selects in its discretion.

Purchases and sales of securities can be principal transactions in the case of debt securities and equity securities traded other than on an exchange. The purchase or sale of equity securities will frequently involve the payment of a commission to a broker-dealer who effects the transaction on behalf of the Fund. Debt securities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price. Under the 1940 Act, persons affiliated with Fund, the Adviser, or the Distributor are prohibited from dealing with Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC or the transaction complies with requirements of certain SEC rules applicable to affiliated transactions.

To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer, a broker-dealer that is affiliated with the Authorized Participant, or a third-party broker-dealer. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant, its affiliated broker-dealer or a third-party broker-dealer to purchase or sell the portfolio securities, as applicable. The executing broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.

An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.

An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).

Trade Allocation and Aggregation

Investment decisions for the Fund, and for the other investment advisory clients of the Adviser, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. At times, two or more clients may also simultaneously purchase or sell the same security. In these cases, the Adviser may combine or aggregate purchase or sale orders for more than one client including the Fund.

Equity Aggregation & Allocation

There may be occasions when equity clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the Fund’s custodian. If there is an open order and a subsequent similar order for the same security for a different account is received by the Adviser’s trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.

The Adviser may determine that an equity order will not be aggregated with other orders for a number of reasons. When the Adviser determines that multiple orders cannot be aggregated for equity clients, procedures have been adopted that seek to ensure client account orders are treated fairly and equitably over time.

Fixed Income Aggregation & Allocation

Certain types of securities may be better suited for particular accounts given each account’s benchmarks and/or investment restrictions. In allocating orders to fixed income clients, RBC GAM-US will determine that securities are consistent with guidelines and a particular style of account. Specific account needs such as portfolio duration, sector allocation, security characteristics, cash positions and typical size of positions may also influence allocation. In most instances, bonds will be allocated on a pro-rata basis to those accounts with the best fit and need. Not all eligible accounts will participate in every available opportunity, but we will seek to treat them fairly over time.

The Adviser has established and implemented an order allocation policy, setting out the most important and/or relevant aspects of the order allocation arrangements to ensure fair allocation.

Generally, the portfolio managers will allocate trades across portfolios with similar mandates to bring the holding in each account to a similar percentage of the value of the portfolio. The portfolio manager will take into account factors impacting the allocation, including:

●	Each portfolio’s investment guidelines that exclude a particular security or type of security;

●	Each portfolio’s guidelines that restrict the amount (usually as a percentage of the portfolio value) of a particular security or security type;

●	Minimum tradable lot sizes applicable to a security; and round lot sizes.

The trader aggregates orders and places a block order with one or more brokers. Block trades are entered into for efficient trading purposes, to limit market impact and to achieve the best price at execution. For certain types of fixed income securities, the Adviser will aggregate purchase or sale orders across the Adviser’s client accounts. If the block trade is filled in its entirety, all participating clients receive the order amount. If the trade is partially filled or executed with more than one broker, each tranche of the trade is allocated among the participating accounts pro rata according to the order size specified by the portfolio manager at the time of order placement. Tranches are executed and allocated on this pro rata basis until the order has been filled or the outstanding order has been cancelled by the portfolio manager.

Trading Costs

Trading involves transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and ask prices. Fund may purchase securities during an underwriting, which will include an underwriting fee paid to the underwriter. Purchases and sales of common stocks are generally placed by the Adviser with broker-dealers which, in the judgment of the Adviser, provide prompt and reliable execution at favorable security prices and reasonable commission rates.

The Adviser is obligated to exercise their fiduciary obligations to seek best execution of the Fund’s transactions under the circumstances of the particular transaction. The Adviser seeks to satisfy their best execution obligations by creating the conditions under which best execution is most likely to occur, i.e., by following policies and procedures designed to achieve it. In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser will seek the best execution of the Fund’s orders.

The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, the Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Adviser to obtain the best results taking into account the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

Broker-Dealer Selection

Many factors affect the selection of a broker, including the overall reasonableness of commissions or spreads paid to a broker, the firm’s general execution and operational capabilities, its reliability and financial condition and counterparty risk. Additionally, some of the brokers with whom the Adviser effects transactions may have also referred investment Advisory clients to the Adviser. However, any transactions with such brokers will be subject to best execution obligations. The Adviser may not consider sales of fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

Consistent with seeking best execution, the Fund may participate in “commission recapture” programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the Fund. Subject to oversight by the Fund’ Board of Trustees, the Adviser is responsible for the selection of brokers or dealers with whom the Fund executes trades and for ensuring that the Fund receives best execution in connection with its portfolio brokerage transactions. Participation in a commission recapture program is not expected to have a material impact on either expenses or returns of the Funds.

Total Brokerage Commissions

The following table shows total brokerage commissions paid by the Predecessor Fund in the last three fiscal years.

	Fiscal Year Ended
Fund	[September 30, 2026]	September 30, 2025	September 30, 2024
RBC BlueBay Strategic Income Fund	[ ]	20,789	16,333

[The Predecessor Fund did not engage in any brokerage transactions involving any broker-dealers that are affiliated with the Trust, the Adviser during the fiscal years ended September 30, 2026, 2025 and 2024.]

The Fund has not commenced operations as of the date of this SAI and therefore did not hold any securities of its regular broker/dealers/

Portfolio Turnover

Changes may be made in the Fund’s portfolio consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rate is calculated by dividing the lesser of total purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities.

Higher portfolio turnover rates may result in higher brokerage expenses. The portfolio turnover rate for the Fund is set forth in the Financial Highlights section of the Fund’s Prospectus.

Taxation

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

TAXATION OF THE FUND. The Fund has elected and intends to qualify each year as a RIC (sometimes referred to as a “regulated investment company” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

●

Distribution Requirement—The Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●

Income Requirement—The Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

●

Asset Diversification Test—The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Securities” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test which may have a negative impact on the Fund’s income and performance. In lieu of potential disqualification, the Fund may be permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year.

Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions—Distributions of Capital Gains” below.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals are applicable to RICs. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of Late Year Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-

term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions—Distributions of Capital Gains” below). A “qualified late year loss” includes:

(i)

any net capital loss attributable to the portion of the taxable year after October 31, or if there is no net capital loss, any net long-term capital loss or any net short-term capital loss attributable to the portion of the taxable year after that date (“post-October losses”), and

(ii)

the sum of (a) specified losses incurred after October 31 of the current taxable year over specified gains incurred after October 31 of such taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over other ordinary gains incurred after December 31 of such taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.

Undistributed Capital Gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges, adjusted for certain ordinary losses) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances (described below), the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

Creation Units. As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date Fund deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction. Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.

TAXATION OF FUND DISTRIBUTIONS. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of the Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified Dividend Income for Individuals” and “Dividends - Received Deduction for Corporations”.

Distributions of Capital Gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships.

Qualified Dividend Income for Individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from this election with respect to foreign taxes. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

SALES, EXCHANGES, AND REDEMPTIONS. Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

With respect to any gain or loss recognized on the sale or exchange of Fund shares, the amount of any gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sell them for, and how long you held them. In this case, any gain or loss generally will be treated as short-term capital gain or loss if you held your shares as capital assets for one year or less, and long-term capital gain or loss if you held your shares as capital assets for more than one year. The maximum individual tax rate applicable to long-term capital gains is generally 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as a long-term capital loss, rather than a short-term capital loss, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares.

Tax Basis Information. Reporting to you and the Internal Revenue Service is required annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. You should contact your financial intermediary with respect to reporting of cost basis and available elections for your account. You should carefully review the cost basis information provided by your financial intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your U.S. federal income tax returns.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Reportable Transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAX TREATMENT OF PORTFOLIO SECURITIES. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the Fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Securities and

Investment Practices” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments. Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, the Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for the Fund. Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital. For purposes of the Income Requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S. Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of a Fund’s foreign currency gains as non-qualifying income.

PFIC Investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains.

These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the Fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Section 163(j) Interest Dividends. Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

Investments in Partnerships and QPTPs. For purposes of the Income Requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master-feeder structure, for purposes of testing whether the Fund satisfies the Asset Diversification Test, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the Fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“OID”) principles. Certain adjustments to the conversion ratio with respect to convertible debt could be treated as taxable income to the holder of such debt.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING. By law, the Fund may be required to withhold at the applicable rate a portion of your taxable dividends and sales proceeds unless you:

●	provide your correct social security or taxpayer identification number,

●	certify that this number is correct,

●	certify that you are not subject to backup withholding, and

●	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

EFFECT OF FUTURE TAX LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

NON-U.S. SHAREHOLDERS. The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. federal withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and on distributions of net long-term capital gains (including amounts retained by the Fund which are reported as undistributed capital gains) that are reported as capital gain dividends unless such a foreign shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes as passed through to shareholders (as described above) but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Properly reported dividends received by a foreign shareholder are generally exempt from U.S. federal withholding tax when they (a) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (b) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) may be ineligible for this potential exemption from withholding.

A foreign shareholder who fails to furnish the proper IRS Form W-8, or an acceptable substitute, may be subject to backup withholding on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges of shares of the Fund.

Payments of income dividends to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of Fund including the application of U.S. estate tax.

Other Information

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Certificate of Trust dated December 16, 2003 and currently consists of 17 separately managed portfolios, each of which offers one or more classes of shares. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value per share. The Board of Trustees may establish additional portfolios (with different investment objectives and fundamental policies), or additional classes of shares, at any time in the future. Establishment and offering of additional portfolios or classes will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In any liquidation of the Fund or class, each shareholder is entitled to receive his pro rata share of the net assets of that Fund or class.

VOTING RIGHTS

The Trust is an open-end investment management company and under its Amended and Restated Agreement and Declaration of Trust, it is not required to hold annual meetings of the Fund’s shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Amended and Restated Agreement and Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, under applicable law, the Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

The Fund may vote separately on matters affecting only that Fund, and each class of shares of the Fund may vote separately on matters affecting only that class or affecting that class differently from other classes. The Trust’s shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

OTHER SERVICE PROVIDERS

[ ], [ ], acts as custodian of the Fund. [ ] is responsible for the safekeeping of the Fund’s assets and for providing related services.

[ ], [ ], serves as the transfer agent for the Trust.

[ ], [ ], provides certain administrative and fund accounting services to the Fund pursuant to an Administration and Fund Accounting Services Agreement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees has appointed [ ] as the independent registered public accounting firm of the Trust for the fiscal year ending [September 30, 2026.] [ ] will audit the Trust’s annual financial statements and provide services related to tax compliance and SEC filings. [ ]’s address is [ ].

CODE OF ETHICS

The Trust, Adviser, and the Distributor have each adopted a code of ethics, under Rule 17j-1 of the 1940 Act which is designed to prevent access persons of the Trust, Adviser, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Fund’s holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, the Custodian and the Distributor will not disseminate non-public information concerning the Fund. The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Form N-CSR, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. The Fund’s holdings will be available on the Fund’s public website, [www.rbcgam.com].

REGISTRATION STATEMENT

This SAI and the Prospectuses do not contain all the information included in the Trust’s Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Because the Fund was newly created for the purpose of the Reorganization, the Fund has not published annual or semi-annual shareholder reports or filings on Form N-CSR. The Reports of the Independent Registered Public Accounting Firm and financial statements and financial highlights of Predecessor Fund included in its most recent Form N-CSR, dated September 30, 2026, are incorporated herein by reference to such Annual Report.

Copies of such Form N-CSR for the Fund are available without charge upon request by writing to RBC Funds Trust, 250 Nicollet Mall, Suite 1550, Minneapolis, Minnesota 55401, or telephoning (800) 422-2766 or on the Fund’s website at [www.dfinview.com/usrbcgam].

The financial statements and financial highlights for the fiscal year ended [September 30, 2026] have been audited by [ ], an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the reports of said firm, which reports are given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR THIS SAI OR INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS SAI OR THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY FUND. THIS SAI DOES NOT CONSTITUTE AN OFFERING BY FUND IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A

RATINGS OF DEBT INSTRUMENTS

CORPORATE AND MUNICIPAL BOND RATINGS.

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”) GLOBAL LONG-TERM RATING SCALE:

Aaa –	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A –	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa –	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba –	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B –	Obligations rated B are considered speculative and are subject to high credit risk.
Caa –	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca –	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C –	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody’s Rating Symbols and Definitions publication.

* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

STANDARD & POOR’S FINANCIAL SERVICES LLC (“S&P”) LONG-TERM ISSUE CREDIT RATINGS:

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

–	The likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; and

–	The nature of and provisions of the financial obligation and the promise S&P imputes; and

–

The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C – Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B – An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time of default.

C – An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D – An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

STATE, MUNICIPAL NOTES AND TAX EXEMPT DEMAND NOTES

MOODY’S SHORT-TERM OBLIGATION RATINGS:

We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, we use one of two other short-term rating scales, the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below. We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, we use the MIG scale for bond anticipation notes with maturities of up to five years.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

MOODY’S DEMAND OBLIGATION RATINGS:

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade. Please see our methodology that discusses demand obligations with conditional liquidity support.

We typically assign the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Note: For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade, VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment of the liquidity support provider with VMIG1 corresponding to P-1, VMIG2 to P-2, VMIG3 to P-3 and SG to not prime.

S&P MUNICIPAL SHORT-TERM NOTE RATINGS:

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s Global Ratings’ analysis will review the following considerations:

–	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

–	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note

Note rating symbols are as follows:

SP-1 – Strong capacity to pay principal and interest. An issue determined to possess very strong capacity to pay debt service is given a plus (+) designation.

SP-2 – Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 – Speculative capacity to pay principal and interest.

D – ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

COMMERCIAL PAPER RATINGS

MOODY’S GLOBAL SHORT-TERM RATINGS:

Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Prime-1 (P-1) – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Prime-2 (P-2) – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

Prime-3 (P-3) – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

Not Prime – (NP) – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P SHORT-TERM ISSUE CREDIT RATINGS:

A-1 – A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 – A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 – A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B – A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C – A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D – A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

INTERNATIONAL LONG-TERM CREDIT RATINGS FITCH RATINGS LTD. (“FITCH”):

International credit ratings relate to either foreign currency or local currency commitments and, in both cases, assess the capacity to meet these commitments using a globally applicable scale. As such, both foreign currency and local currency international ratings are internationally comparable assessments.

The local currency international rating measures the likelihood of repayment in the currency of the jurisdiction in which the issuer is domiciled and hence does not take account of the risk that it will not be possible to convert local currency into foreign currency, or make transfers between sovereign jurisdictions (transfer and convertibility (T&C) risk).

A Local Currency International Rating will be assigned in cases where an issuance’s original terms and conditions allow for repayment of foreign currency investors in local currency equivalent at the prevailing exchange rate at the time of repayment.

Foreign currency ratings additionally consider the profile of the issuer or note after taking into account T&C risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.

Besides T&C risks, there can be rating distinctions between an issuer’s Local Currency and Foreign Currency Ratings, when there is considered to be a risk of selective default on Local Currency obligations versus Foreign Currency obligations, or vice versa.

A Foreign Currency Rating will be assigned in cases where an issuance is denominated in local currency or local currency equivalent, but repayment of principal and/or interest is required to be made in foreign currency at the prevailing exchange rate at the time of repayment.

Foreign currency ratings additionally consider the profile of the issuer or note after taking into account transfer and convertibility risk. This risk is usually communicated for different countries by the Country Ceiling, which “caps” the foreign currency ratings of most, though not all, issuers within a given country.

AAA – Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very High Credit Quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High Credit Quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good Credit Quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB – Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B – Highly Speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC – Substantial Credit Risk. Default is a real possibility.

CC – Very High Levels Of Credit Risk. Default of some kind appears probable.

C – Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and

d.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other forma winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; and

iii.

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligation, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D – Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

NATIONAL LONG-TERM CREDIT RATINGS

FITCH:

National ratings express creditworthiness across the full range of the credit rating scale, using similar symbols to those used for international ratings. However, to assure differentiation between the two scales, a two- or three-letter suffix is appended to the national rating to reflect the specific nature of the national scale to the country concerned. For ease of reference, Fitch uses the suffix of (xxx) to indicate a national rating.

Each country or monetary union’s national rating scale is specific to that jurisdiction and is not comparable to national scales of different countries. Key characteristics of national ratings are described in this document.

For a more in-depth explanation on the application of national ratings, including unique application considerations, please see the National Scale Rating Criteria at www.fitchratings.com/criteria.

National Relativity

National ratings are a measure of relative credit risk among issuers in a country or monetary union, except in circumstances when ratings are notched for support or at the instrument level to differentiate priority/recovery prospects relative to other local market instruments. Where national ratings are derived by notching, they reflect creditworthiness relative to the respective supporting entity’s (parent or government) national rating, rather than to unsupported national ratings. National Rating Correspondence Tables often will have a notch-specific LC IDR or credit opinion that relate to multiple rating options on the national scale.

LC and FC Issuer National Ratings

National ratings can be assigned to the issuer or at the specific debt instrument level.

Issuer-level national ratings address the relative vulnerability to default of LC obligations (or legal tender) for local issuers within the country concerned when not notched for support. Therefore, national ratings exclude the risk that cross border investors may be unable to repatriate interest and principal repayments out of the country. Issuer-level national ratings do not incorporate transfer and convertibility risk associated with the FC obligations of a local issuer, and this is the reason the national scale rating analysis begins with an international LC rating or LC credit opinion as transfer and convertibility risk is only incorporated into FC ratings; there are some exceptions where ratings may be notched.

Issuer and Instrument-level National Ratings

Fitch assigns national ratings to specific debt instruments denominated in LC and issued where the entity or issuer is domiciled. Fitch may also assign national instrument ratings to i) foreign issuers’ obligations issued in LC in the country concerned, and ii) local or foreign issuers’ (legal entities or branches) obligations where repayment is in FC and a national scale rating may be required to comply with local regulation and/or local market practices often found in Central America and countries with high levels of dollarisation; national ratings of FC instruments are less common.

Convergence at ‘C’

A ‘C’ level rating on both the international and national rating scales reflects that the default of an issuer is imminent. As a result, a ‘C’ rating on one scale is necessarily a ‘C’ rating on the other scale.

Due to the greater differentiation across national rating scales relative to the international rating scale, there can be more rating volatility and more significant rating transition for National Ratings compared with International Ratings.

AAA(xxx) – ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA(xxx) – ‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx) – ‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.

BBB(xxx) – ‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.

BB(xxx) – ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.

B(xxx) – ‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.

CCC(xxx) – ‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.

CC(xxx) – ‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers of obligations in the same country or monetary union.

C(xxx) – A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiate waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and

d.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD(xxx) – Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

–	the selective payment default on a specific class or currency of debt;

–

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

–	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

–	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx) – ‘D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Notes: The ISO International Country Code is placed in parentheses immediately following the rating letter to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

SHORT-TERM CREDIT RATINGS

FITCH:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 – Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3 – Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – High Short-Term Default Risk. Default is a real possibility.

RD – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

NATIONAL SHORT-TERM CREDIT RATINGS

FITCH:

F1(xxx) – Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx) – Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) – Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B(xxx) – Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C(xxx) – Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD(xxx): Restricted Default. – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx) – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Notes to Long-Term and Short-Term National Ratings:

The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

RBC Global Asset Management

Proxy Voting Guidelines

Updated March 2026

Proxy Voting Guidelines - March 2026 B- 2

Introduction

Investment stewardship

As an asset manager, RBC Global Asset Management (RBC GAM)1 acts in the best interests of the accounts that it manages, including segregated client accounts and investment funds (collectively, “portfolios”). This includes exercising the voting rights attached to securities in the portfolios we manage, where we have such authority, and engaging directly with issuers, with a view to enhancing the long-term value of the securities held. We may also participate in responsible investing industry initiatives, where applicable.

Information on our stewardship approach and activities are described in “Our Approach to Responsible Investment”.2 The document that follows focuses on the proxy voting guidelines (the “Guidelines”) that govern the exercise of our voting rights.

Enhancing governance

We believe that issuers with good governance practices generally are able to focus on long-term sustainable growth, and are more likely to effectively manage conflicts and material environmental and social risk factors. These issuers are also more likely to access fixed income markets when needed, and pose less risk for equity investors due to proper alignment of shareholder and management interests. As such, we believe that exercising our voting rights is an effective way of considering issues that are material to our investments and can help protect and enhance the long term value of the portfolios we manage.

Proxy voting issues

Issuers’ proxies most frequently contain management proposals to elect directors, to appoint auditors, to adopt or amend compensation plans, and to amend the capitalization of the issuer.

A decision to invest in an issuer can include consideration of the performance of its management and its corporate governance practices. Since a decision to invest is generally an endorsement of management of the issuer, we will usually vote with management recommendations on routine matters. When considering the election of directors, we may consider the board’s past course of action and any plans to improve governance and disclosure.

Proxies may also contain shareholder proposals requesting a change in an issuer’s policies and practices. When evaluating shareholder proposals, we consider materiality, prescriptiveness, and existing disclosures and commitments, where applicable. Under this approach, where we believe fulfillment of shareholder proposal requests is in the best interests of our portfolios, we will support them.

We conduct due diligence on management performance and corporate governance issues and may consider the analysis and voting recommendations provided by independent research firms. We are also members of organizations such as the Canadian Coalition for Good Governance, the Council of Institutional Investors, the International Corporate Governance Network, and the Responsible Investment Association, which provide industry insights on corporate governance best practices.

Securities lending

Some RBC GAM funds participate in securities lending programs. In order to allow for proxy voting for securities that have been loaned by these funds, we will generally recall all of these securities for North American issuers on or before the record date to ensure vote eligibility. For loaned securities of issuers outside of North America, we will generally recall all of the

In this document, references to RBC GAM include the following affiliates: RBC Global Asset Management Inc. (including PH&N Institutional), RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, RBC Global Asset Management (Asia) Limited, and BlueBay Asset Management LLP.

2

RBC GAM’s approach to active stewardship, proxy voting and engagement may encompass a range of subjects, which may or may not include ESG-related matters. References to active stewardship do not apply to certain investment strategies where proxy voting and/or engagement are not used. For instance, there is no engagement with issuers in quantitative investment, passive and certain third-party sub-advised strategies, and RBC GAM does not manage proxy voting for model portfolios or certain third-party sub-advised strategies.

Proxy Voting Guidelines - March 2026 B-3

securities of an issuer where we own at least 1% of the outstanding shares of that issuer or there is a significant voting issue where RBC GAM’s position could impact the result. We may keep securities out on loan for these funds where we determine it is in the best interests of the fund to do so.

Proxy Voting Guidelines

We have established these Proxy Voting Guidelines (the “Guidelines”) to govern the exercise of our voting rights. We review and update our Guidelines on an ongoing basis as our view of corporate governance best practices evolves and with the view to enhance the long-term value of our portfolios.

Our Guidelines are published for the information of clients, to provide issuers with our views on governance practices, and to provide issuers with context on our voting decisions.

While we will generally vote proxies in accordance with the Guidelines, there may be circumstances where we believe it is in the best interests of our portfolios for us to vote differently than as contemplated by the Guidelines, or to withhold a vote or abstain from voting.

In the event of a perceived or actual conflict of interest involving the exercise of proxy voting rights, we follow procedures to help ensure that a proxy is exercised in accordance with our Guidelines, uninfluenced by considerations other than the best interests of our portfolios.

The Guidelines are applied for issuers in Canada, the United States, the United Kingdom, Ireland, Australia, and New Zealand. In all other markets, RBC GAM utilizes the local benchmark voting policy of Institutional Shareholder Services Inc. (ISS). It should be noted that the Guidelines may not specifically address each voting issue that may be encountered. In these cases, RBC GAM will generally follow ISS’ local benchmark voting policy, after reviewing and agreeing with their implementation. RBC GAM reviews meetings and proposals to help ensure votes are submitted in the best interests of our portfolios. RBC GAM has the ability to override the recommended votes of ISS if we determine that the recommended votes would not be in the best interests of our portfolios.

Proxy voting process

Proxy voting vendor

RBC GAM retains the services of ISS to manage and execute proxy votes. In addition, ISS provides custom voting recommendations for proxies based on our Guidelines, where applicable. RBC GAM subscribes to the research of both ISS and Glass, Lewis & Co. The research and benchmark policy voting recommendations from both proxy advisors may be considered as part of the proxy voting decision.

However, the final voting decision is independent and voting authority rests solely with RBC GAM.

RBC GAM engages with ISS on an annual basis in advance of the upcoming proxy voting season to confirm the desired implementation of the Guidelines and any updates thereof. This includes a review of ISS’ benchmark voting policy updates to consider applicable guidelines and their implementation.

Internal monitoring and review

RBC GAM has a process to manage the review and approval of vote instructions. Our Responsible Investment (RI) team manages the internal review of proxy voting to help ensure that the custom recommendations made by ISS correctly reflect the intentions of the Guidelines. This includes the review of upcoming company meetings, corresponding meeting research and custom vote recommendations by the RI team’s analysts. Our investment teams receive regular reports of upcoming meetings in the portfolios they manage, which may include flags and rationales for any recommended votes against the recommendations of management based on either the Guidelines or ISS’ local benchmark voting policy. See ‘Miscellaneous voting processes’ for more information on our approach when ISS does not provide custom voting recommendations.

For logistical and organizational purposes, and to increase the likelihood of vote acceptance, we have instructed ISS to auto-submit votes based on our custom voting recommendations, where applicable, prior to each meeting’s own market cutoff date.

Because voting authority rests solely

Proxy Voting Guidelines - March 2026 B-4

with RBC GAM, we may manually submit our votes at any time prior to the meeting. In each case, the aforementioned review and approval process is applied.

In advance of a meeting, if a company files additional soliciting materials with the local regulators, or publishes a response to the research or vote recommendations of ISS or Glass, Lewis & Co., sufficiently in advance of applicable voting deadlines, we will review those responses and consider them in our voting decision, if deemed material to the voting decision. We welcome these disclosures, as they can provide a wider group of investors with useful information than the company may otherwise be able to engage with directly. In the case of Glass, Lewis & Co., the vendor publishes company responses in amended research reports, and our RI team receives email notifications of such amendments. In the case of ISS, the vendor publishes ‘Proxy Alerts’ in amended research reports. Because we retain the services of ISS to manage and execute proxy votes, we also utilize the vendor’s online voting platform to notify our RI team of instances where (a) an ISS research report has been republished, (b) ISS’ benchmark policy voting recommendations have changed, and (c) ISS has changed its custom voting recommendation to us. Due to the various parties and systems involved in the proxy voting process and the volume of votes researched, we believe issuers should aim to disclose responses or additional solicitation materials as soon as possible to provide investors with ample time to consider the disclosed information.

Vote override

In scenarios where we believe the custom voting recommendations from ISS are inconsistent with the intentions of the Guidelines, and/or do not reflect the best interests of the portfolio(s), a vote override process will be initiated. This process can be prompted through the review process of the RI team or as a result of direct input from the investment teams. Investment teams are consulted on vote override requests and the request is submitted to the Proxy Voting Committee for review. Our Proxy Voting Committee includes our global Chief Investment Officer (CIO) and the Managing Director & Head, Responsible Investment. In order for a vote override request to be processed, the majority of Proxy Voting Committee members (not including the CIO) must agree. The CIO has ultimate authority on all proxy voting decisions, which are made in a manner consistent with the firm’s fiduciary duty. We consider a vote override to be consistent with the intentions of the Guidelines, and our approach to exercise the portfolios’ voting rights in their best interests, with a view of enhancing the long-term value of the securities held.

Miscellaneous voting processes

In certain cases, ISS does not provide a voting recommendation on a proposal. These cases include, but are not limited to:

•	Transaction-related proposals such as the approval of merger and acquisition transactions.

•	Proposals at the meetings of private companies.

•	Proposals at certain bondholder meetings.

These proposals are evaluated on a case-by-case basis and referred to the applicable portfolio managers. The RI team works with applicable portfolio managers and the Proxy Voting Committee (if required) to reach a final voting decision.

In some cases, RBC GAM may receive physical proxy voting ballots or may need to instruct votes directly through custodians or other parties involved in voting administration. This is most common for certain fixed income investment strategies. Typically, ISS will be unable to provide custom voting recommendations in these cases, and the RI team will work directly with applicable portfolios managers and the Proxy Voting Committee (if required) to reach a final voting decision.

For certain fixed income portfolios, votes are submitted in Broadridge’s ProxyEdge platform by a RBC GAM Corporate Actions team. In these cases, ISS’ custom voting recommendations are not available directly in the ProxyEdge platform. The RI team works directly with the Corporate Actions team, applicable portfolio managers, and the Proxy Voting Committee (if required) to reach a final voting decision.

Proxy Voting Guidelines - March 2026 B-5

1.	Board of directors

The board of directors of a corporation must act in the best interests of that corporation. The board engages the services of a management team to ensure the corporation’s long-term success. The board’s key functions are to approve direction of corporate strategy, supervise risk management, and evaluate the performance of the company and of management. Overall, the board is responsible for determining, implementing, and maintaining a culture of integrity and ethical behaviour.

In order to be effective in representing the interests of security holders, we believe the board should generally reflect the criteria outlined below. If these criteria are met, then we will generally vote in favour of the election of directors proposed by management.

We will also generally support shareholder proposals seeking to implement these criteria.

1.1	Independence of the board of directors

Ideally, the board should be composed of a substantial majority of independent directors.

An independent director shall be independent of management and free from any interest or relationship that could interfere with the director’s ability to act in the best interests of the corporation and its shareholders. A director who is not independent will be considered to be independent three years after the termination of the relationship or interest that caused the director’s independence to be compromised. However, a former CEO or CFO of the company will not be considered independent until five years after their employment with the company ends.

For directors who are also major shareholders (defined as a person who controls 5% or more of the equity or voting rights of the company), independence will be assessed on a case-by-case basis. However, if these directors hold stock that has disproportionate voting rights, they will not be considered to be independent.

We will consider proposals to adopt a stricter definition of independence on a case-by-case basis and in doing so will consider the current independence of the board as well as local legal and regulatory requirements.

Voting guideline

We will generally not support directors who are non-independent, with the exception of the current CEO, if the proposed board is composed of less than a two-thirds majority of independent directors.

1.2	Independence of the chair

It is a matter of good governance practice that an independent director be appointed to the position of chair of the board of directors. An independent chair is one of the primary mechanisms by which board independence is maintained. If the chair is not independent, we would generally expect the appointment of a lead independent director.

Voting guideline

We will generally not support a non-independent director if he or she is also chair (or will become chair upon becoming a director) unless an independent director is appointed as a lead director and an independent corporate governance committee exists.

1.3	Executive chair

In some instances a company may appoint an individual to be an “executive chair” of the board. An executive chair can present both corporate governance and compensation concerns for shareholders. The company should disclose the role of the executive chair in detail and explain to shareholders why having an executive chair is appropriate for its governance.

Compensation arrangements for an executive chair can be of particular concern and should be assessed in the context of director compensation rather than executive compensation practices. We are particularly concerned when the executive chair role appears to have been created to provide ongoing generous compensation to a retired CEO or founder of the company.

Proxy Voting Guidelines - March 2026 B-6

Voting guideline

We will review all executive chair compensation arrangements on a case-by-case basis but may withhold/vote against members of the compensation committee if the executive chair’s total compensation is more than two times that of the highest paid independent director sitting on the board.

1.4	Risk management

One of the primary responsibilities of the board is to understand the risks facing the company and to help ensure that management has put in place appropriate measures to identify, monitor and manage those risks. While initial responsibility for risk management may be delegated to a committee of the board, it is ultimately the responsibility of the entire board.

Proper succession planning is also an important responsibility of senior management and the board, particularly when it comes to identifying candidates for the CEO role. Companies and boards should have a robust succession planning process and disclose to shareholders the process to ensure that the company follows that process.

Voting guideline

Proposals to establish a risk committee of the board will be assessed on a case-by-case basis. These proposals will be assessed in the context of the risk profile of the company and how effectively those risks are being managed.

1.5	Board size

The number of directors on a board can be an important factor in board effectiveness. The board should be large enough to adequately perform its responsibilities without being so large that it becomes cumbersome. In general, boards should have between 5 and 15 directors, but the appropriate number of directors will vary with the size and nature of the corporation.

Voting guideline

Where the number of directors is outside this range of 5 - 15 directors we will vote against approval of the number of directors on the board if we believe that board effectiveness has been compromised.

1.6	Committees of the board

Committees have become accepted mechanisms of corporate governance. Corporations of a sufficient size should, at a minimum, include the following committees of the board:

•	Audit Committee: The audit committee should be responsible for ensuring the accurate accounting and reporting of the company’s financial performance, ensuring that adequate internal control measures exist, and overseeing the annual external audit of the corporation. We believe that audit committee members require sufficient professional expertise to effectively carryout their duties and consider a lack of expertise and/or relevant experience in our assessment of the committee.

•	Corporate Governance Committee: The corporate governance committee should be responsible for the oversight of the governance of the corporation.

•	Compensation Committee: This committee should be responsible for the direction and oversight of the company’s executive compensation program and for regularly evaluating the performance of senior management.

•	Nominating Committee: The nominating committee should identify the board’s need for new or additional directors and skill sets, and then recruit, nominate and orientate new directors. The committee should also assess the need for certain skills on the board that may be lacking.

The chair and committee members should all be independent directors.

Voting guideline

For most companies, we generally will not support non-independent board members who sit on, or chair, any of the above committees.

We will generally support proposals to prohibit CEOs of other listed companies from sitting on the compensation committee.

Proxy Voting Guidelines - March 2026 B-7

For small companies, we will generally not support non-independent board members who sit on, or chair, the audit committee. For the compensation, nominating and corporate governance committees, a majority of the members and the chair should be independent.

We will generally vote against the board for failing to establish any or all of the above committees. We will generally support proposals to establish any or all of the above committees.

1.7	Majority voting

We believe it is a shareholder right to have an effective ability to vote on the election of directors to the board. Companies should adopt policies to help ensure that directors are elected to the board using a majority vote system whereby directors who do not receive a majority of the votes cast in their favour are required to submit their resignation to the board.

Barring exceptional circumstances, that resignation should be accepted by the board.

Voting guideline

We will generally support proposals that call for the adoption of a majority vote system for the election of directors in non-contested director elections.

Where a director fails to receive majority support in a director election and continues to sit on the board, and the board fails to provide a valid time-limited reason for this, we will generally withhold votes from the director in question, all directors who sit on the nominating and governance committees, and the chair of the board for as long as that director continues to sit on the board.

1.8	Cumulative voting

There are valid arguments for and against cumulative voting. It can help ensure an independent voice on an unresponsive board, or it can allow a small group of shareholders to promote their own agenda.

Voting guideline

We will generally vote against cumulative voting proposals, unless there is a clear and demonstrated need for cumulative voting.

1.9	Staggered boards

We believe that the annual election of all directors best serves the interest of shareholders. We believe electing each director on an annual basis helps ensure the board remains positioned to act in the company’s best interests, consistent with our aim to enhance the long-term value of our portfolios.

Voting guideline

We generally will not support a proposal for the introduction of staggered terms.

We generally will not necessarily vote against a slate of directors simply because the board uses staggered terms.

We generally will support proposals to eliminate staggered terms or to introduce the annual election of directors.

1.10 Director attendance

Directors should be able to commit sufficient time to carry out their duties in an effective manner. Although attendance at board and committee meetings is not the only measure of director performance, we believe poor attendance makes it difficult for directors to carry out their responsibilities effectively.

Voting guideline

We will generally not support the election of existing directors if they have attended less than 75% of the board and committee meetings in aggregate, unless there are extenuating circumstances.

We believe companies should disclose a summary of the frequency of key committee meetings and attendance for those meetings. We will generally not support the election of the corporate governance committee if records for board attendance are not disclosed.

1.11 Overboarding

Serving as a director of a public company requires a significant commitment in time and effort. If directors sit on an excessive number of boards, we believe it can compromise their ability to serve effectively.

Proxy Voting Guidelines - March 2026 B-8

Voting guideline

We will generally withhold votes from directors who sit on more than five boards or, in the case of current CEOs or Executive Chairs, more than two boards (their own board plus one other).

1.12 Director liability and indemnification

We recognize that in order to build and maintain a qualified board it may be necessary for the company to have a policy limiting the liability of directors and provide them with an indemnity. However, we believe these policies should only apply when directors are acting honestly, in good faith, and in the best interests of the corporation. If the director fails to do so, the indemnification should not apply.

Voting guideline

When considering proposals to eliminate or limit the personal liability of the directors, RBC GAM will consider:

•	the performance of the board

•	the independence of the board and its key committees

•	whether or not the company has anti-takeover devices in place

If the above factors are favourable, we will generally support liability-limiting proposals to indemnify directors against legal costs provided they have acted honestly and in good faith and provided the company persuasively argues that it is necessary to attract and retain directors.

We will also generally support proposals seeking personal liability for directors as a result of fiduciary breaches arising from gross negligence. We will generally oppose proposals for indemnification when they seek to insulate directors from actions they have already taken or if litigation is pending.

1.13 Tenure of directors

We consider board renewal and diversity as an important component of overall board effectiveness. In order to facilitate the board renewal process, we believe boards should consider the tenure of individual directors as well as the range of tenures throughout the board as part of the annual board assessment.

Excessive average board tenure, as compared to market norms, without evidence of consistent board refreshment, may be considered as part of our overall assessment of an issuer’s corporate governance practices.

Voting guideline

We will evaluate shareholder proposals to introduce term limits for directors on a case-by-case basis.

We will assess the independence of directors annually regardless of length of service. We will generally vote against the chair of the nominating committee where more than one-third of the board has a tenure greater than 15 years.

1.14 Performance evaluation of directors and board

A board must evaluate its own performance, which presents a conflict of interest. We believe that the best way to deal with this conflict is for the board to adopt its own statement of principles and guidelines to evaluate the performance of directors and the effectiveness of the board. The board should prepare annual evaluations based on these principles and guidelines, and should summarize the results of that evaluation in the annual proxy circular.

Voting guideline

We will generally support proposals to develop and institute performance evaluations for a board of directors and to disclose a summary of the results of those evaluations in the annual proxy circular.

1.15 Directors proposed on a single ballot item

We believe that directors should be proposed for election individually on the ballot. When multiple directors are proposed for election on a single ballot item, it removes the shareholders’ ability to vote against the election of individual directors and change the composition of the board.

Voting guideline

We will generally support proposals that directors be proposed for election individually.

We will generally vote against the election of a board proposed on a single ballot item if we would

Proxy Voting Guidelines - March 2026 B-9

vote against the election of any of the nominated directors based on the Guidelines.

1.16 In camera meetings

In camera meetings of independent board members create an opportunity for more candid discussions than may occur at formal board meetings. We believe these meetings may help to facilitate and enhance overall board independence. It is recommended that after these meetings, the chair of the in camera sessions should meet with the chief executive officer to advise of the topics that were discussed.

Voting guideline

We will generally support proposals that would require regular in camera meetings of independent board members only.

1.17 Director of issuer performance

In general, we will vote for the directors nominated by management unless these guidelines indicate otherwise or the long-term performance of the issuer or the directors has been unsatisfactory. We will also consider any issues that come to our attention regarding a director’s performance at another public company, as it may add undesired risk to the portfolio company. We may also consider the board and management team’s assessment and management of what we consider to be material environmental, social, and governance (ESG) factors.

Voting guideline

We will generally not support the election of certain directors if there are instances of material governance failures or significant failures in risk oversight, including on material ESG issues.

We may also vote against the election of certain directors when we believe an issuer has not made satisfactory progress on a material issue, as determined by RBC GAM.

We will generally not support the election of directors with material governance and/or performance issues at another public company.

1.18 Audit process

The audit plays an important role in the corporate governance process. Not only does it serve to verify the financial performance of a company, but it also aims to identify deficiencies in the internal control mechanisms of the company.

The audit process should involve the establishment of an independent audit committee (see 1.6) and the appointment of an independent auditor by that committee. The auditor should report directly to the audit committee and not to management.

The audit partner should be rotated on a regular basis in line with regional requirements.

We believe the audit committee has a responsibility to select and appoint an auditor in the best interests of shareholders. We generally support the role of the external auditor being put to tender on a regular basis. We believe external auditor tenure exceeding 20 years is disproportionate compared to market norms. Auditor tenure may be considered case-by-case as part of our overall assessment of issuers’ corporate governance practices.

Voting guideline

We will generally support the choice of auditors recommended by the audit committee.

Where auditors are being changed for reasons other than routine rotation, we will review the reasons on a case-by-case basis.

In line with applicable regulations, we generally will not vote against auditor ratification based on external auditor tenure alone. Where governance issues have been identified and we believe those issues are linked to external auditor tenure, we may vote against auditor ratification or audit committee members.

Where the auditor has limited or capped its liability as it relates to the performance of the audit and the limits placed on the auditor’s liability are unreasonable, we generally will not support the choice of auditor.

Proxy Voting Guidelines - March 2026 B-10

If the lead audit partner has been linked with a significant auditing controversy, we may not support the choice of auditor or its remuneration.

1.19 Audit fees

We believe the amount and composition of fees paid to an auditor can compromise an auditor’s ability to act independently and perform an audit that is free from undue influence by management. In order to help ensure auditor independence, a substantial majority of the fees paid to the auditors should be for audit and audit-related services.

Voting guideline

We will generally support proposals that prohibit the outside auditor from maintaining a relationship with the company other than providing audit and audit-related services.

We will generally vote against the choice of auditor if less than two-thirds of the total fees paid to the auditor over the previous year were for audit and audit-related services. We will consider withholding our votes from members of the audit committee if the company’s auditor received more than half its fees from non-audit services.

1.20 Board diversity

We believe that like board independence, director tenure, overboarding, and other governance factors, board diversity is an important characteristic in constructing high quality boards. In our view, high quality boards are better positioned to fulfill their duty to shareholders.

We believe that directors should have a diverse range of backgrounds and experience to enhance overall board effectiveness. A mix of perspectives and backgrounds can be attained through characteristics including, but not limited to, gender, race, and ethnicity. We believe this may help the board of directors in their decision-making and to better understand the material risks and opportunities facing the corporation. To complement the board’s ongoing evaluation of board and senior management performance, we believe boards should monitor board, key committee, and senior management diversity.

To the extent practicable, we believe companies should publicly disclose information on the characteristics of their board of directors. It is our view that this additional transparency better positions investors to incorporate these factors into investment decision making, where material. Disclosure is also recommended to provide insight to shareholders on how these characteristics are being incorporated into board composition and candidate selection.

Voting guideline

We may consider the board’s diversity as part of our overall assessment of issuers’ corporate governance practices. We evaluate board diversity on a case-by-case basis and may consider the board’s composition compared to market norms. Where we determine that a board’s current composition can be improved, we may vote against the election of the nominating committee, or other directors as appropriate.

Proxy Voting Guidelines - March 2026 B-11

2. Management and director compensation

We believe properly structured compensation plans can incentivize executives and directors to create long-term, sustainable value for investors.

Compensation plans should attempt to align the long-term interests of investors with the interests of management and directors. Compensation plans should also be sufficiently generous to attract and retain individuals with the skill sets required to help ensure the long-term success of the company, but compensation should be commensurate with performance. The compensation plan should be developed and maintained by the compensation committee.

2.1 Equity-based compensation plans

In general, these plans should reward good performance, and not reward poor performance. The cost of the plan, either to the shareholders or the company, should be related to the benefits derived from it. The plan should be disclosed to the shareholders in detail and be approved by them.

In general we would like to see a reduction in the use of stock options as a form of compensation. Our preference is for stock ownership rather than stock options.

Voting guideline

We will review equity-based compensation plans on a case-by-case basis.

We will generally support:

•	plans that define the awards to senior executives and link the granting or vesting of equity-based compensation to specific performance targets that are tied to improving the long-term risk adjusted returns of the corporation.

•	stock option plans where the options are issued with a strike price higher than the current price of the underlying asset

•	plans where the stock options have a term appropriate for the issuer (e.g., volatility, dividend yield, strategic timeline)
•	amendments to plans that will remove or amend a negative attribute from an existing plan, ultimately improving its overall structure

We will generally not support

•	“evergreen” stock option plans

•	plans or proposals that allow the repricing of stock options, or that reissue options a strike price below the strike price of the original options

•	plans that do not prohibit the inappropriate manipulation of equity award grant dates through practices known as backdating, spring loading or bullet dodging

•	plans that are 100% vested when granted or plans that allow pyramiding, gross-ups or automated acceleration of the vesting requirements, including when there is a change in control.

•	plans that do not provide clear guidelines for the allocation of awards

•	plan amendments if the total potential dilution of all plans exceeds 10%, or annual dilution exceeds 1% over a three-year average.

•	plans that authorize allocation of 25% or more of the available awards to any one individual

•	plans that give the board broad discretion in setting the terms and conditions of equity-based compensation programs

•	stock option plans that allow for the “reloading” of exercised or lapsed options

•	equity-based compensation plans that allow, or do not specifically prohibit, hedging. We may withhold/vote against the members of the compensation committee if any equity-based compensation exposure is hedged during the period

In general, we believe it is not appropriate for directors to participate in stock option plans, and would prefer directors to own stock outright in the company. As such, we will generally not support

Proxy Voting Guidelines - March 2026 B-12

proposals for director participation in stock option plans. However, for small companies we will review director options on a case-by-case basis, and if a company demonstrates a need for director options we may support such a plan (for example, where cash preservation is a priority for the company).

We will generally not support change in control provisions that allow for stock option holders to receive more for their options than shareholders would receive for their shares, or provisions that allow for the granting of options, or other equity awards, or bonuses to outside directors in the event of a change of control.

We believe shareholders should have the opportunity to consider and vote on separate components of stock option plans (versus voting on an omnibus stock option plan). We vote on omnibus stock option plans on a case-by-case basis. In cases where components of the plan do not meet our stated guidelines, we will generally vote against the entirety of the plan.

2.2 Expensing of share options

While options may not be an expense to the corporation, they are an expense to the existing shareholders due to the dilution effects. As such, we believe that share options should be expensed in the financial statements of a corporation.

Voting guideline

We will generally support proposals that require the expensing of stock options in the financial statements of a corporation in accordance with the International Financial Reporting Standards (IFRS).

2.3 Golden parachutes

We recognize that ‘golden parachutes’ may in some circumstances be an appropriate way to provide executives with the personal financial security and professional objectivity that is required to act in the best interests of shareholders. However, in some cases these provisions can be excessive.

Voting guideline

We will generally support proposals requiring shareholders to approve golden parachute arrangements.

We will review golden parachute arrangements on a case-by-case basis. However, we will generally vote against overly generous golden parachutes for senior executives. We will also vote against plans that use a single trigger for cash or other payments or for the vesting of equity based compensation.

2.4 Employee stock purchase plans

We believe the interests of shareholders and employees can be aligned if employees have the opportunity to become shareholders at a reasonable price. Employee stock purchase plans are an effective way to facilitate that alignment, and we believe it can be in the best interests of shareholders. In general we will support employee stock purchase plans that align employee interests with creating value for shareholders.

Voting guideline

We will generally support employee stock purchase plans with a purchase price of not less than 85% of market value, potential dilution of less than 10% and an appropriate mandatory hold period.

2.5 Director compensation

We believe that director compensation should be commensurate with the time and effort that directors spend executing their duties, but it should not be so generous that it may compromise a director’s ability to act independently of the board or management. We also believe that directors who personally own a meaningful amount of the company’s stock will be better motivated to act in the interests of shareholders.

Voting guideline

We will assess director compensation on a case-by-case basis and may vote against the election of members of the board committee responsible for director compensation (or the full board and/or the chair in the absence of a responsible committee) if we believe that director compensation is excessive or inappropriately structured. Factors that may be considered include, but are not limited to:

•	The potential to compromise the independence of directors

Proxy Voting Guidelines - March 2026 B-13

•	The overall alignment with shareholder interests

•	If compensation is excessive in terms of the size and complexity of the company

•	Other concerning plan features such as inadequate stock retention requirements and the use of stock options or retirement benefits

2.6 Director retirement benefits

We believe that retirement benefits should be restricted to the employees of a corporation. Directors’ independence could be compromised if they receive retirement benefits from the corporation.

Voting guideline

We will generally vote against proposals for retirement benefits for directors, unless it can be clearly shown that they will not impair directors’ independence.

2.7 Employee loans

We believe loans to senior management or the guaranteeing of loans for the purpose of exercising options should be avoided. These types of arrangements can expose the company to the risk of not being able to recover the loan if the employment of the borrower is terminated.

Voting guideline

We will review loans to senior management on a case-by-case basis, but will generally support loans that are reasonable in amount, given at a market rate of interest, (and not forgivable) and are secured against shares in the company or some other real asset.

2.8 Executive compensation

We believe that executive compensation should be performance based and should align the interests of executives with the long-term interests of shareholders. It should be designed in a way to attract and retain executives that create long-term, sustainable shareholder value. We would like to see performance criteria clearly disclosed and defined and detailed disclosure of whether and how those criteria have been met. The performance criteria and the degree to which they have been met should be determined by the compensation committee. Executives should be required to hold a substantial portion of their equity compensation awards, including shares received from option exercises, during their employment with the company and for some reasonable time after leaving the company.

In our view, compensation plans often use overly complex structures. Overly complex compensation plans make the proper assessment of pay and performance alignment difficult and, in some instances, this complexity facilitates misalignment between pay and performance. As a result, we generally support simplified pay practices with the following core features:

•	Competitive base salary

•	Annual incentives tied to performance on short-term material strategic goals

•	Long-term, time-vesting restricted share units (RSUs), where the vesting period extends over five or more years

For compensation plans using this structure, companies are also encouraged to implement stock holding requirements, depending on the vesting schedule. In our view, this simplified structure incentivizes management to create long-term, sustainable shareholder value, reduces the burden on compensation committees, and promotes a clearer understanding of compensation opportunities and alignment between those opportunities and company performance.

2.8a Compensation report and say-on-pay

The compensation report in the proxy circular is the primary means by which shareholders obtain information to assess the compensation practices of the company. This report should be clear, concise, and disclose methods of compensation and performance measures. Furthermore, this report should present the information in a format that will allow all shareholders to easily determine total compensation for an individual.

When considering whether to support a company’s vote on executive compensation plans or reports, we will consider the company’s overall

Proxy Voting Guidelines - March 2026 B-14

compensation philosophy in the context of relevant factors, including:

•	whether pay is aligned to long-term sustainable performance

•	whether the company has provided adequate disclosure of specific performance metrics and measures and discloses performance against those metrics

•	whether the company has manipulated its equity compensation plans through stock option backdating, spring loading or re-pricing, or the use of materially altered performance metrics without a reasonable rationale

•	whether the company uses time vesting or performance vesting for equity awards, with particular consideration where equity awarded through the Long-Term Incentive Plan, excluding stock options, lacks a performance-based component

•	whether the company has established meaningful stockholding requirements for executives and whether it has claw back policies in place in the event of accounting restatement or wrongdoing detrimental to shareholder value

•	whether the executive compensation plans are overly complex or duplicative

•	whether the company’s executive compensation plans give directors excessive discretionary power over awards

•	whether there are significant levels of dissent on the say-on-pay vote over two or more consecutive years

Voting guideline

We will generally support proposals that require enhanced disclosure of compensation for senior executives.

We will generally support proposals requiring an advisory vote by shareholders to approve the annual compensation report (i.e.“say-on-pay”).

Where a say-on-pay proposal fails to obtain the support of at least 60% of its shareholders we believe boards should engage with their significant shareholders to determine the nature of their concerns with the company’s executive compensation practices. If we share similar concerns and determine they are not adequately addressed in the next proxy circular, we will generally withhold/vote against the members of the compensation committee of the board.

We will assess all say-on-pay proposals on a case-by-case basis, but will generally not support plans where:

•	There are inadequate equity retention requirements for named executives; specifically, where the equity retention requirement for the CEO is less than 5x base salary. It is preferred that these requirements extend for a period post employment.

•	There are inadequate claw-back provisions in the event of fraud or other acts that result in financial restatement or inappropriate compensation being paid.

•	The compensation committee has exercised discretion to increase executive compensation beyond what was indicated by the compensation metrics and has not provided adequate disclosure and justification for this action.

•	The compensation plan and/or the compensation plan disclosure is overly complex with no apparent reason for that complexity.

•	The plan uses per-share metrics and there was a significant repurchase of shares during the period with no business rationale.

•	There were significant legal expenses incurred and/or settlements paid arising from the company’s products, services, or business operations excluded from performance metric calculations without an appropriate rationale.

•	There was a significant environmental or social controversy during the year that had an actual or potential material impact on the company that is not reflected adequately in the compensation of executives.

•	Substantial payouts are triggered for share price performance that falls meaningfully below

Proxy Voting Guidelines - March 2026 B-15

the relevant comparator group median or average.

•	The amount of the total compensation paid to the executive is misaligned with the value created by the executive.

•	Executives are awarded with excessive special or one-time awards in response to successful transactions.

•	The compensation plan makes use of significant front-loaded awards or long-term mega grants without robust performance conditions aligning management and shareholder interests for the duration of the plan’s life and beyond.

•	The compensation committee has exercised discretion to increase executive compensation to ensure the executive has an excessive amount of minimum guaranteed compensation.

•	Executives receive continued or outsized pay increases in instances where the company made significant cuts to its workforce or furloughed employees. We believe this may have detrimental impacts on company culture and performance.

2.9 Compensation consultants

Compensation consultants are used by boards to provide advice and recommendations on the structure of executive compensation plans. The use of consultants can provide invaluable support to the compensation committee in designing the executive compensation plan. To increase the likelihood of a compensation plan that appropriately incentivizes executives to create long-term, sustainable value for shareholders, we believe it is important that the independence of compensation consultants is not compromised and that the nature and the extent of the relationship are disclosed to shareholders. It is our view that no less than two-thirds of the total fees paid to the compensation consultant be for consulting services provided to the board. In addition, it is our view that the compensation consultants be engaged by the compensation committee and report directly to it.

Voting guideline

We will generally support shareholder proposals requiring the full disclosure of all fees paid to a compensation consulting firm, distinguishing between fees paid for services to the board and for all other services provided to the company.

We will generally support shareholder proposals requiring compensation consultants to limit their overall relationship with a company to providing services to the board only.

2.10 External management compensation disclosure

Occasionally issuers will employ external rather than internal senior management teams. In these situations senior management are not employees of the company but rather provide their services under a contract. For this type of management structure, disclosure requirements regarding executive compensation do not technically apply and consequently practices for these arrangements often fall well below those for internal management. RBC GAM expects that the disclosure of external management compensation should be the same as it is for senior management employed by an issuer.

Voting guideline

Where compensation disclosure practices for issuers with external management fall materially below the disclosure requirements for issuers with internal management, we may vote against the say-on-pay proposal. If there is no say-on-pay proposal on the ballot we may withhold votes from all members of the compensation committee.

Proxy Voting Guidelines - March 2026 B-16

3.	Takeover protection and transactions

We believe the takeover protection measures that are available to boards and management can be a double-edged sword for the shareholder. They can be used to protect shareholder value by defending the company from hostile takeover bids that do not represent a fair value for the assets of the company. However, they can also be used to entrench a board and management who may ultimately undermine shareholder rights and shareholder value. We evaluate proposals related to takeover protection measures on a case-by-case basis, with a view to enhancing the long-term value of the securities held.

3.1 Shareholder rights plans (“poison pills”)

There are two main purposes for a shareholder rights plan. The first is to help ensure that shareholders are treated equally. The second is to give the board time to consider other options, typically during a hostile takeover attempt. We believe some shareholder rights plans go beyond these two aims and may be used to prevent bids that are worthy of shareholder consideration.

It is our view that a shareholder rights plan should allow a takeover offer to stand for no longer than 60 days before the board responds. This gives management and the board sufficient time to consider the bid and assess alternatives.

In Canada, shareholder rights plans must be ratified by the shareholders at the first annual meeting following adoption of the plan. In the U.S., shareholder ratification is not required.

Voting guideline

We will review each shareholder rights plan on a case-by-case basis, but will generally not support plans that are not subject to shareholder approval at least every three years. We will generally oppose shareholder rights plans that are triggered by a purchase of less than 20% of the company’s shares, or that includes dead-hand, slow-hand, or no-hand provisions.

We will generally vote against directors if shareholder rights plans have features that we believe are not in the best interests of shareholders or if the board makes material adverse modifications without shareholder approval.

3.2 Other takeover protection measures

Other takeover protection measures may include, but are not limited to the following:

•	going private transactions

•	leveraged buyouts

•	lock-up arrangements

•	crown-jewel defences

•	greenmail

•	fair price amendments

•	re-incorporation

When considering takeover protection measures, we would be more likely to support a proposal if:

•	the measure protects the rights of all shareholders

•	sufficient time and information is made available to shareholders to make an informed decision

•	the measure will allow competing bids to be considered over a reasonable time

•	the measure is subject to shareholder approval

•	the measure is adopted for a limited period

We will review takeover protection measures on a case-by-case basis. We will generally oppose greenmail payments where there is no sufficient long-term business justification for them.

3.3 Dissident shareholders, contested elections, and proxy contests

In contested elections, it is important to understand what both management and the dissident are proposing and the implications it will have on performance going forward.

Proxy Voting Guidelines - March 2026 B-17

Voting guideline

We will review dissident shareholder proposals for director nominees on a case-by-case basis to determine which will result in the best performance for the company. We may consider:

•	the performance of current management and the company’s long-term performance

•	the competing strategic plans of the dissident and incumbent slate to enhance long-term corporate value, including the impact on key constituents

•	the relative qualifications of the nominees and, where relevant, the company’s current executive and board compensation practices

•	board independence, performance, equity ownership and responsiveness to shareholder concerns

Proxy contests are generally referred to portfolio managers and evaluated on a case-by-case basis.

3.4 Dissident director nominee compensation

In some contested director elections, dissident director nominees may have separate compensation agreements with the dissident shareholder. These agreements can be problematic, particularly if they extend beyond the election of the nominee directors, as they may compromise the independence of the nominee directors, motivate them to act in the best interests of the dissident shareholder rather than the best interests of the company, and create divisions within the board.

Voting guideline

We will review nominee director compensation agreements with dissident shareholders on a case-by-case basis, but may vote against/withhold votes from dissident director nominees if we believe their independence has been or could be compromised.

We will generally support proposals to prohibit payments from a dissident shareholder to its nominee directors after those directors have been elected to the board.

We will generally vote against proposals that would prevent the election of nominee directors who have received compensation from a dissident shareholder during a proxy contest, prior to being elected to the board.

3.5 Mergers and acquisitions

When dissidents are proposing an alternative strategy or if a proposed merger or acquisition is put to shareholders for a vote, we may consider relevant factors, including:

•	impact on long-term corporate value

•	anticipated financial and operating benefits

•	the price being offered to shareholders

•	circumstances regarding how the deal was negotiated

•	any proposed or resulting changes in corporate governance and the potential impact of those changes on company performance

Votes on mergers or acquisitions are referred directly to portfolio managers and evaluated on a case-by-case basis.

Proxy Voting Guidelines - March 2026 B-18

4.	Shareholder rights

Shareholder rights include rights to vote on certain corporate matters, to receive information from the issuer, to sell or transfer shares, to receive a share of the income of the issuer and to share in the net proceeds on the sale or winding-up of the issuer. We believe the protection and maintenance of these rights is aligned with the best interests of our portfolios.

4.1 Confidential voting

As with other electoral systems, the voting of proxies should be confidential, thereby ensuring that the process is impartial and free from coercion.

Voting guideline

We will generally support proposals to introduce confidential voting.

4.2 Proxy access

We believe that a robust process for nominating directors is important for creating an effective board and that shareholders can have a role to play in that process. We believe it can be appropriate for significant shareholders to have the right to nominate a number of directors for election in the ordinary course, outside of any contest for control, and should have their nominees included in the proxy circular in the same manner as the company’s nominees.

Voting guideline

We will generally support proposals that provide shareholders owning at least 3% of a company’s voting shares (individually or together with other shareholders) access to the company proxy statement to advance non-management board candidates comprising no more than 25% of the total board. We generally do not support limits on the number of shareholders that may aggregate their shares to satisfy the ownership requirement, but generally will not oppose proxy access proposals with reasonable limits on this basis alone.

In general, we will withhold support for proxy access proposals if the access right could be used to promote hostile takeovers by allowing for nomination of more than 25% of the board.

We generally will not support by-law amendments that will place unreasonable conditions or restrictions on shareholders’ ability to nominate directors.

If proxy access provisions are used to unreasonably restrict the rights of shareholders, we may withhold votes from the members of the corporate governance and nominating committees until the issue is resolved.

4.3 Advance notice provisions

When select shareholders nominate a director for election at or just before a company’s annual or special meeting, we believe it poses undue risks to other shareholders that were unable to adequately review all relevant information relating to a proposed nominee. Advance Notice Policies allow companies to mitigate this risk by ensuring that the company and shareholders are notified within an appropriate timeframe of a shareholder’s intention to nominate one or more directors. However, these Advance Notice Policies also have the potential to be used by the company to unreasonably restrict the right of shareholders to nominate directors.

Voting guideline

We will generally support proposals seeking to establish Advance Notice Provisions so long as:

•	The minimum notice period is not less than 30 days from the meeting date in the event of an annual meeting or 15 days in the event of a special meeting

•	Nominations may be submitted within a minimum of 10 days following the first public announcement of a meeting if notice of the meeting date is given less than 50 days prior to the meeting date

•	There is no upper limit on the number of days before an annual meeting in which a director can be nominated

Proxy Voting Guidelines - March 2026 B-19

•	The policy provides that if the annual meeting is postponed or adjourned, a new time period for shareholder nominations will begin

•	There are no requirements that unnecessarily restrict the ability of shareholders to nominate directors, including the ability of companies’ to request an unreasonable level of additional disclosure regarding shareholder nominees

4.4 Dual-class stock & unequal voting rights

A company with dual class shares gives multiple votes per share to a certain class of shares, resulting in unequal voting rights between classes of shares. This violates the principle of one share, one vote.

Companies with multiple voting shares can give minority shareholders the ability to make decisions that may not be in the interests of other shareholders, which would typically include our portfolios.

For companies that maintain a share structure with unequal voting rights, we believe voting results should be disclosed and broken down by each class of share to provide greater transparency and allow both minority shareholders and the board to better understand how the different classes of shares were voted.

Voting guideline

We will generally not support the creation or extension of an unequal voting right structure without substantial proof that such a plan is critical to the success of the issuer, for instance, as a result of specific and unique challenges facing the issuer. Any such plan must be subject to future approval by the holders of the subordinate voting shares at regular and pre-determined intervals. If the issuer does not provide an adequate rationale for the proposed structure, we may vote against members of the corporate governance committee.

Where an issuer that has historically used an unequal voting right structure does not have adequate protections for minority shareholders, we may vote against members of the corporate governance committee. At a minimum, adequate protections for minority shareholders should include either:

•	a regular binding vote for holders of subordinate voting shares on whether or not the capital structure should be maintained; or

•	the existence of an adequate sunset clause to eliminate the unequal voting right structure. We will determine the adequacy of a sunset clause on a case-by-case basis. We will consider the length and structure of the sunset clause, in addition to the overall corporate governance of the issuer when determining the adequacy of a sunset clause.

We generally do not support newly public companies adopting share structures with unequal voting rights. If this structure is adopted, it should include a reasonable sunset provision. If a newly public company adopts a share structure with unequal voting rights and lacks a reasonable sunset provision, we may vote against the election of directors on a case-by-case basis.

We will generally support proposals to eliminate unequal voting right structures.

We will consider any proposal to enhance the voting rights of long-term shareholders on a case-by-case basis, in light of the particular circumstances of the company and the legal regulatory regime to which it is subject.

We will generally support proposals that ask for the disclosure of voting results broken down by share class.

4.5 Supermajority approval

We believe that supermajority requirements do have a legitimate purpose, but can be subject to abuse. This includes the risk that a small number of significant investors can more easily prevent actions that may be in the best interests of shareholders. We believe supermajority requirements should not be used for votes regarding takeovers or control of a company, and the approval proportion should not be set too high. A two-thirds majority is most common, and we generally consider anything above that to be unreasonable.

Proxy Voting Guidelines - March 2026 B-20

Voting guideline

We will consider supermajority voting proposals on a case-by-case basis but will generally vote against any supermajority proposal that has more than a two-third majority requirement unless it can be clearly demonstrated that it is in the shareholders’ best interests.

4.6 Linked proposals

Linked proposals are used to pass proposals that may not be approved if they were proposed individually.

Voting guideline

We will generally not support linked proposals.

4.7 Increase in authorized shares

We recognize that directors may need the flexibility to issue stock to meet changing financial conditions. This may include a stock split, to support an acquisition or restructuring plan, to use in a stock option plan or to implement an anti-takeover plan. To help ensure the decision is in the best interests of shareholders, authorization of additional stock should be approved by shareholders, and should meet a specific business need.

Voting guideline

We will review proposals to increase authorized shares on a case-by-case basis. We will generally not support proposals for unlimited authorized shares.

We may support a reverse stock split if management provides a reasonable justification for it and reduces authorized shares accordingly.

We will generally oppose management proposals to issue tracking stocks designed to reflect the performance of a particular business unit.

4.8 Disclosure of voting results

We believe that disclosure of voting results can better position shareholders to evaluate the corporate governance of the company. As a result, it is our view that shareholders have the right to know whether a proposal has been passed or defeated, as well as the number of votes for, against and withheld. Additionally, we believe proposals should be cast by ballot rather than a show of hands, as this will ensure that all shareholders, whether present at the meeting or not, will be treated equally. In order to maintain the integrity of the proxy voting process, we believe vote results be subject to independent verification.

Voting guideline

We will generally support proposals for the prompt disclosure of proxy voting results, to eliminate the practice of voting by a show of hands, and to adopt independent verification of proxy voting.

4.9 Blank-cheque preferred shares

There may be valid business reasons for the issuance of blank-cheque preferred shares, but we believe the potential for abuse typically outweighs the benefits. The authorization of these shares can give directors complete discretion over the conditions of the stock and shareholders have no further power to determine how or when the shares will be allocated.

Voting guideline

We will generally not support the authorization of blank-cheque preferred shares.

4.10 Shareholder meeting quorum

We believe the quorum for shareholders’ meetings should be high enough to ensure that individual shareholders or small groups of shareholders (for example the board or senior management) will not be able to act independently of other shareholders, but not so high as to make it difficult to achieve. We believe too low of quorum risks the small group making decisions that are not in the best interests of other shareholders.

Voting guideline

We review requests to reduce quorum requirements on a case-by-case basis and may take into consideration the market capitalization of the company, the company’s ownership structure, and other factors as appropriate

We will generally support quorum amendment proposals that require a minimum of two

Proxy Voting Guidelines - March 2026 B-21

shareholders representing 25% of outstanding shares to constitute a quorum.

4.11 Equity issues

To help preserve the value of shares, we believe shareholders should have input the issuance of shares, especially when that issuance will result in significant dilution of ownership. This allows shareholder input on major decisions that affect the long-term interests of shareholders and the company.

Voting guideline

We will review proposals regarding private placements and the issuance of equity on a case-by-case basis, but will vote against proposals that will cause excessive dilution without a valid business need.

4.12 Other business

We believe that the inclusion of an “other business” proposal on a proxy ballot gives the board broad discretion to act without specific shareholder approval and could pose undue risk to shareholders.

Voting guideline

We generally will not support “other business” proposals.

4.13 Implementing shareholder views

When a resolution receives the support of a majority of shareholders, the board of directors should report back within a reasonable time, and not later than the next annual shareholders’ meeting, on the action taken or explain why no action has been taken. We believe this is good corporate governance practice as failure to do so may be indicative of a board unwilling to make decisions a majority of shareholders believe are in the company’s best interests.

Voting guideline

When the board fails to implement a proposal that has received a majority of shareholder support, and does not demonstrate a valid reason for this action, we will generally withhold votes for all board members who served on the board during the period in question.

4.14 Share blocking

Some countries allow the practice of share blocking, where shareholders are “blocked” or prevented from trading their position from the time the proxy votes are submitted to the day after the shareholders’ meeting. This practice has implications for the management of the portfolios in which these securities are held. We believe that this practice is not in the interests of shareholders.

Voting guideline

In general, we will not vote shares that are subject to blocking restrictions unless we determine that it is in our portfolios’ best interests to do so.

4.15 Income trust governance

We believe holders of income trusts should enjoy the equivalent rights and protection as the shareholders of a corporation. The trust and associated entities should take steps to ensure that appropriate governance practices are adopted to achieve this end.

Voting guideline

We will generally support proposals that enhance governance practices of the trust.

We may withhold votes from trustees where they have failed to establish or protect the rights of unit holders.

4.16 Reincorporation

There can be valid business reasons for a company to reincorporate in a different jurisdiction; however, a company may also be motivated to reincorporate for reasons that may be inconsistent with the interests of shareholders.

Voting guideline

We will review reincorporation proposals on a case-by-case basis but will generally vote against proposals that will result in unjustified risk to the corporation, unreasonable limits on director liability, diminished shareholder rights or weaker corporate governance requirements.

We will generally oppose management proposals to restructure the venue for shareowner claims by

Proxy Voting Guidelines - March 2026 B-22

adopting charter or bylaw provisions that seek to establish an exclusive judicial forum.

4.17 Exclusive forum provisions

Exclusive forum provisions relate to a company making a change to its by-laws stipulating that legal actions brought against the company will only be permitted in courts within a certain jurisdiction. For example, if a shareholder wanted to sue a company they could only file the action in the jurisdiction stipulated by the company. While there may be valid reasons for adopting an exclusive forum provision, there is also the potential that these provisions could be abused by a company and negatively impact the rights of shareholders.

Voting guideline

We will assess exclusive forum provisions on a case-by-case basis, but will generally not support proposals unless the company can demonstrate a clear need for such a provision and how it is in the interests of all shareholders.

4.18 Pre-Initial Public Offering (IPO) unilateral bylaw/charter amendments

Private companies that are contemplating an IPO have the ability to adopt bylaw or charter amendments that may not be consistent with the corporate governance practices we believe are in the best interests of the company’s performance. We believe these types of corporate governance practices are particularly egregious if they are adopted just prior to an IPO. These amendments have the potential to compromise the rights of the shareholders after an IPO, and may be more difficult for shareholders to amend or repeal once a company has gone public. We are concerned that companies in this situation will adopt these measures knowing that the new shareholder base would not approve them if they were proposed post-IPO.

Voting guideline

With all IPOs, the expectation is that the newly public entity will have corporate governance and shareholder rights practices aligned with long-term, sustainable value creation for shareholders. We will review the bylaws and charter for IPOs on a case-by-case basis, but will generally vote against the corporate governance committee of the board and the board chair if there are any unreasonable restrictions on the rights of shareholders that have not been removed prior to the IPO.

4.19 Calling a special meeting

Special meetings can help shareholders seek company action on matters that arise between regularly scheduled annual general meetings. To call a special meeting, shareholders may be required to hold a specific amount of a company’s shares and/or to have held the required amount of shares for a specific period of time. If shareholders are unable to call a special meeting, their ability to remove directors, put forward resolutions or respond to an offer from a bidder may be restricted.

Voting guideline

We will generally support proposals allowing shareholders the right to call a special meeting where the right to do so does not currently exist. We will review shareholder proposals requesting that a company adopt special meeting provisions or change the percentage of shares or the holding period required to call a special meeting on a case-by-case basis. We may consider the market capitalization of the company, the company’s ownership structure, existing shareholder rights (including conditions regarding existing rights to call a special meeting), and other factors as appropriate.

4.20 Implementing and maintaining shareholder rights

We believe that when appropriate shareholder rights are in place, effective directors oversee management and company strategy, and shareholders have mechanisms to facilitate enhancements that they believe will create long-term, sustainable shareholder value. In our view, robust shareholder rights can help enhance the long-term, risk-adjusted performance of companies, and their maintenance is in the best interests of our portfolios.

Directors play an important role in maintaining shareholder rights and helping ensure the corporation’s governance framework facilitates the exercise of these rights. We expect the board to maintain and seek to improve shareholder

Proxy Voting Guidelines - March 2026 B-23

rights in a manner that enhances long-term, sustainable shareholder value creation. In addition, we expect directors to oppose changes that pose undue risk to shareholder value.

Shareholder proposals are an important shareholder right. We believe shareholder proposals allow shareholders to bring issues they believe are financially material to the board and management’s attention or seek enhancements in the company’s management of those material issues. However, we also believe that a company’s ability to omit certain shareholder proposals - after appropriate proponent engagement, based on specific criteria, and where applicable - from the voting ballot is an important corporate governance mechanism. We expect companies to use these mechanisms appropriately, in a manner consistent with upholding shareholder rights, providing shareholders with meaningful, decision-useful information on material issues, and creating long-term, sustainable shareholder value.

We may consider the board’s actions related to implementing and maintaining shareholder rights in voting decisions.

Voting guideline

We will generally not support the chair of the corporate governance committee if the board amends governing documents, company bylaws, or equivalent materials to diminish or eliminate shareholder rights that we believe can enhance the long-term, risk-adjusted performance of the company. Where boards seek to make changes that would impact shareholder rights, they should seek shareholder approval to do so.

Examples of such actions that may negatively impact shareholder rights include:

•	Unreasonably limiting the ability of shareholders to submit shareholder proposals on material issues

•	Excluding shareholder proposals on meaningful issues from the ballot in a manner that we believe infringes upon shareholder rights

•	Unreasonably restricting the ability of shareholders to file derivative lawsuits in a manner that we believe creates undue risk for shareholders

In instances where the company has excluded a duplicative shareholder proposal and put forth its own, we will vote on the resulting management proposal on a case-by-case basis, taking into consideration the impacts on shareholder rights and shareholders’ abilities to file future resolutions on the issue(s).

4.21 Virtual and Hybrid shareholder meetings

Although there are benefits to facilitating virtual participation in shareholder meetings, we believe virtual meeting formats have the potential to adversely impact shareholder rights, especially in the case of virtual-only meetings. We believe virtual meeting formats may facilitate practices such as filtering shareholder questions, which may deprive shareholders of meaningful insights from the board and management on material issues. In our view, a virtual meeting experience is not directly comparable to an in-person experience for all shareholders.

We are generally supportive of a hybrid meeting format where companies combine a traditional in-person meeting with the option of remote participation, as long as shareholder rights are not limited.

When a company holds a hybrid or virtual-only meeting, we expect effective disclosure demonstrating that shareholder rights are maintained under the meeting format. Disclosure should include:

•	Procedures on shareholder questions, including required timelines to submit questions, if questions are selected or screened, and disclosure practices (e.g. how virtual meeting participants can see questions, publicly addressing unanswered questions after the meeting)

•	Technical and logistical guidance for virtual meeting participation

•	Details on technical support for issues encountered related to accessing or participating in the virtual meeting

Proxy Voting Guidelines - March 2026 B-24

•	We believe shareholders should be given the opportunity to vote on the adoption of virtual-only meetings. If a company adopts the right to hold a virtual-only meeting, we believe a virtual-only meeting should only be permitted in exceptional circumstances. Companies should provide clear disclosure on what are considered exceptional circumstances.

Voting guideline

We may withhold our support from the corporate governance committee if the company holds a virtual-only meeting and:

the resulting meeting format negatively impacts shareholder rights; or

the company fails to provide sufficient disclosures regarding meeting procedures, logistical guidance, and/or technical support.

We will evaluate proposals to adopt a virtual-only meeting format on a case-by-case basis. We may consider regional legislation related to virtual-only meetings and the company’s disclosed approach to holding virtual-only meetings.

4.22 Acting by written consent

Acting by written consent provides shareholders with the ability to act on important issues outside of the regular annual meeting cycle. It can also be an effective alternative to calling a special meeting by reducing the cost and added expense to the company of holding a special meeting. In our view, the ability to act by written consent enhances shareholder rights.

Voting guideline

We will generally support proposals:

•	Granting shareholders the right to act by written consent

•	That seek to restore or improve the right to act by written consent

We will generally oppose attempts to limit and/or eliminate shareholders’ ability act by written consent.

Proxy Voting Guidelines - March 2026 B-25

5.	Shareholder proposals

It is our view that shareholders should have the right to bring relevant proposals to the annual general meeting. We believe that these proposals should be included on the proxy ballot for consideration by all shareholders as long as they deal with appropriate issues and are not used to raise personal matters, politically- or ideologically-motivated requests, or to garner publicity.

We also believe that proposals should generally refrain from specifying how companies should achieve the desired objectives. We are mindful that, if fulfilled, some proposals may diminish long-term shareholder value by imposing unreasonable constraints on the board and management, or result in the company taking actions inconsistent with long-term, sustainable value creation for shareholders.

We believe certain environmental, social, and governance issues can be material and impact the long-term, risk-adjusted performance of an issuer. We assess proposals that address these issues in terms of the risks and opportunities they represent for the company and whether those issues have been adequately disclosed to shareholders. We may consider the International Sustainability Standards Board (ISSB)’s global Sustainability Accounting Standards Board (SASB) Standards or IFRS Sustainability Disclosure Standards (includes IFRS S1 and IFRS S2) when assessing the materiality of a proposal.

We will generally review shareholder proposals on a case-by-case basis. Where proposals request enhanced disclosure in an area that represents a material risk or opportunity for the corporation, and we believe the enhanced disclosure would benefit shareholders, we will generally support them. Where we determine fulfillment of the proposal request would not be in the best interests of the portfolio, we will oppose it. This may include where proposals mandate a specific course of action for the company, are considered overly prescriptive, request action or disclosure we believe is already sufficiently provided by the issuer, or request action or disclosure on an issue we do not consider material to the company.

We expect the board to adequately respond to shareholder proposals that receive meaningful support. Meaningful support is assessed on a case-by-case basis, as support levels can be impacted by factors such as share class structure and insider ownership. However, in the case of widely owned companies with a single class share structure, we would generally consider 30% support to be meaningful.

Aside from adoption of the proposal’s requests (where the board believes it is in the best interests of shareholders to do so), we generally consider adequate responsiveness to include:

•	Engagement with a reasonable number of shareholders (by number or percentage ownership).

•	A detailed rationale on why the requests of the proposal were not adopted or not fully adopted.

In cases where we determine the board has not sufficiently responded to meaningfully-supported shareholder proposals, we may vote against the election of directors with oversight of the shareholder proposal’s content.

5.1 Lobbying & political contributions disclosure proposals

We believe there is a risk to shareholders where companies engage in lobbying activities or political contributions either misaligned with long-term, sustainable value creation for shareholders or its publicly disclosed strategies and/or commitments. We believe companies should provide sufficient disclosure on their lobbying activities and political contributions where material. We will generally evaluate the quality of existing disclosures based on the following factors:

•	The company’s rationale for its lobbying activities and/or political contribution

Proxy Voting Guidelines - March 2026 B-26

•	Board and/or management oversight of lobbying activities and/or political contributions and description of this oversight

•	Disclosure of a list of trade associations or applicable groups where dues meet or exceed a specific threshold. In cases where there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions, we may be supportive of enhanced disclosure, not limited to the following:

-	Disclosure of the company’s overall lobbying expenditures and/or political contributions

-	Disclosure of a comprehensive list of trade association memberships or memberships in applicable groups.

Voting guideline

We will evaluate shareholder proposals seeking additional disclosure on companies’ lobbying activities or political contributions on a case-by-case basis, but will generally support proposals where the company does not currently disclose such details or existing disclosure is inadequate. In cases where such details are disclosed, and the proponent has raised concerns regarding the alignment of companies’ lobbying activities or political contributions with its stated strategies, or there are recent controversies, fines, or litigation regarding the company’s lobbying-related activities or political contributions that we believe pose undue risk to shareholders, we may support the proposal.

5.2	Cyber security

We believe investors should be provided with sufficient information to evaluate a company’s management of risks related to cyber security. We believe companies should provide additional disclosure on their cyber security policies and procedures where material.

Voting guideline

We believe that cyber security is a material risk in several industries and we will generally support requests for enhanced disclosure on how the board and senior management are overseeing, managing, and mitigating these risks.

When evaluating cyber security-related shareholder proposals, we will generally consider:

•	The level of disclosure of company protocols, policies, and procedures relating to data protection and guards against cyber attacks

•	Commitment to applicable market-specific laws or regulations that may be imposed on the company

•	Controversies, fines, or litigation related to cyber security related issues

5.3	Climate change

•	We believe climate-related risks are systemic risks that have the potential to materially impact issuers and the economies, markets, and society in which they operate. Mitigating greenhouse gas (GHG) emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, to mitigate climate-related risks.

•	Where climate change poses a financially material risk or opportunity to a company, we believe climate-related disclosures are beneficial in providing shareholders with the ability to evaluate how a company is addressing material climate-related risks and opportunities. We expect issuers to be guided by the recommendations of the International Sustainability Standards Board (ISSB) and/or the recommendations of the Task Force on Climate related Financial Disclosures (TCFD). Companies applying ISSB’s IFRS Sustainability Disclosure Standards (includes IFRS S1 and S2) meet the TCFD recommendations as the recommendations are incorporated into the ISSB Standards. This should include details on how they are addressing material climate risk and opportunities in their governance, strategy, and risk management, as well as any of their climate metrics and targets and transition plans. We expect issuers for which climate change is a material risk to:

•	work towards identifying and publicly disclosing material financial and strategic impacts resulting from the transition to a net-zero economy.

•	establish credible targets and develop action plans aligned with achieving net-zero emissions

Proxy Voting Guidelines - March 2026 B-27

by 2050 or sooner. We also expect them to demonstrate progress in meeting their commitments.

•	When evaluating climate-related shareholder proposals, we may consider:

•	The industry in which the company operates and the materiality of the requested disclosure in that industry

•	The company’s existing publicly available information on the potential impacts of climate change on its operations, strategy or viability

•	Existing oversight, policies and procedures on climate-related risks and opportunities

•	The company’s level of disclosure and preparedness compared to that of its industry peers

•	Whether the company has recently been involved in climate-related controversies resulting in fines, litigation, penalties or significant environmental, social or financial impacts

•	The company’s existing climate-related targets, commitments, and initiatives

Voting guideline

We will evaluate climate-related shareholder proposals on a case-by-case basis, but will generally support proposals requesting:

•	That a company disclose the organization’s governance around climate-related risks and opportunities.

•	That a company disclose the actual and potential impacts of climate-related risks and opportunities on the organization’s businesses, strategy, and financial planning. This includes disclosure of the results of climate scenario analysis and related assessments.

•	That a company disclose how the organization identifies, assesses and manages climate-related risks. Risks include Transition Risks (Policy and Legal, Technology, Market, and Reputation) and Physical Risks (Acute and Chronic),as defined by the TCFD.

•	That a company disclose the metrics and targets used to assess and manage relevant climate-related risks and opportunities, or on how the company identifies, measures, and manages such risks.
•	That a company adopt or implement initiatives to reduce GHG emissions, including carbon. This includes providing detailed disclosure of progress.

•	That a company adopt long-term and interim net-zero or science-based targets, where climate-related risks are financially material and adoption timelines are within a reasonable time frame. Net-zero targets should relate to scope 1 and 2 emissions. Where a proponent requests that a company adopt net-zero targets on scope 3 emissions, we will review on a case-by-case basis, factoring in materiality of these emissions to the company, feasibility of the request, and usefulness to shareholders if the proponent’s request is fulfilled.

•	That a company disclose its climate transition plan in line with the TCFD recommendations.

•	That a company provide enhanced disclosure on the alignment of its lobbying activities with climate change initiatives, including its membership in industry associations.

•	Shareholder proposals requesting that a company adopt a regular, non-binding shareholder vote on its climate strategy (i.e., a “say-on-climate”), will be evaluated on a case-by-case basis.

5.4	Environmental issues

How a company interacts with its environment and vice versa can be a material risk if left unmanaged. It is our view that inadequate management of these risks can impact a portfolio’s long-term risk adjusted return.

Voting guideline

Where we believe environmental impacts are material, we will generally vote in support of proposals that ask for:

•	enhanced disclosure of a company’s environmental practices and/or environmental risks and liabilities

•	initiatives to reduce toxic emissions and disclosure of results

•	initiatives to promote recycling, including product life-cycle management, and disclosure of results

•	companies to abstain from operating in environmentally sensitive areas or using

Proxy Voting Guidelines - March 2026 B-28

products produced from materials extracted from such areas, where material and insufficiently managed risks are identified

•	consideration and adoption of the Equator Principles

•	reporting on water use, intensity, supply, and risks

•	reporting on efforts to reduce overall water use or intensity and impacts on local water systems

5.5 Human rights

Respecting international human rights standards supports a stable, resilient business operating environment, as well as well-functioning global capital markets. International human rights standards include but are not limited to: the Universal Declaration on Human Rights, the International Bill of Rights, the International Labour Organization’s (ILO) Declaration on Fundamental Principles and Rights at Work, United Nations Guiding Principles on Business and Human Rights (the UN Guiding Principles), and the United Nations Declaration on the Rights of Indigenous Peoples (UNDRIP).

We believe that issuers that implement mechanisms to identify affected stakeholders and address potential or actual adverse human rights impacts may be more effective at managing material human rights risks from their supply chains, operations, customers and/or end users.

Voting guideline

We will generally vote in support of proposals that call on companies to:

•	adopt or comply with policies that conform to the United Nations Guiding Principles on Business and Human Rights (UNGPs), and/or express a commitment to respect the International Bill of Rights, which includes the Universal Declaration on Human Rights, the International Covenant on Civil and Political Rights, and the International Covenant on Economic, Social and Cultural Rights

•	adopt or comply with policies that conform to the International Labour Organization’s Declaration on Fundamental Principles and Rights at Work and report on the progress toward implementing those standards
•	take reasonable steps, or institute an adequate review process which may include a third-party independent review, that monitors compliance with human rights and related policies throughout its supply chain,

•	disclose its practices, policies, and oversight for assessing, preventing, and mitigating human rights risks the company’s investments, operations and/or activities in countries with historical or current evidence of labour and human rights abuses

•	adopt policies that aim to address human rights for operations in a conflict zone. This may include policies to protect the rights of local communities and avoid exacerbating the conflict

•	adopt independent programs to monitor the company’s compliance with codes of conduct or the company’s human rights policy and to provide detailed disclosure of results

•	adopt or comply with policies that conform to the International Labour Organization’s Core Conventions and report on the progress toward implementing those standards

5.6 Community issues

We believe community issues can pose material risks and opportunities to certain companies, as their operations can be both reliant on and have an impact on the residents of the communities in which it operates. “Community” may also refer to larger areas, such as a province, state or nation, to the extent that a company’s operations may have broader impact.

Voting guideline

We will generally vote in support of proposals that call for:

•	careful consideration of advertising policies and practices to ensure that they do not promote racial stereotyping

•	meaningful disclosure of plant closing criteria

•	eliminating the use of predatory lending practices and “redlining”

•	disclosure of lending practices in developing countries

Proxy Voting Guidelines - March 2026 B-29

•	support of the Extractive Industry Transparency Initiative

5.7 Indigenous rights

Actual or potential Indigenous rights issues may lead to material financial, legal, regulatory, operational, and/or reputational risks to companies. We believe respecting applicable international human rights standards, which includes the United Nations Declaration on the Rights of Indigenous Peoples (UNDRIP), supports a stable, resilient business operating environment, as well as well-functioning global capital markets. Upholding the principles of Free, Prior and Informed Consent (FPIC) and the role of Indigenous Peoples in decision-making is an important principle of UNDRIP.

Voting guideline

We will generally vote in support of proposals that call for:

•	disclosure on a company’s impact on Indigenous Peoples and their rights

•	reporting on the company’s policies and oversight relating to the rights of Indigenous Peoples

•	disclosure on how a company considers the rights of Indigenous Peoples in its operations and decision-making

•	disclosure of actions taken to meet local or regional laws and regulations related to the rights of Indigenous peoples

5.8 Employee rights

We believe employees have the right to work in a safe and healthy environment. This includes a workplace that promotes a healthy and productive, professional environment that is free from unlawful discrimination, disrespectful or inappropriate behaviour, harassment (including sexual harassment), retaliation, and violence. Diversity, equity, and inclusion (DEI) in the workplace is also an important consideration for employee rights. It is our view that proper consideration and management of risks and opportunities related to employee rights can reduce potential risks to shareholders and contribute to long-term sustainable shareholder value creation. In general, we support proposals that we believe can enhance meaningful disclosure on or the management of risks and opportunities related to DEI, dignity and safety in the workplace, and collective bargaining rights.

Voting guideline

We will generally vote in support of proposals that ask companies to:

•	enhance disclosure of DEI in the workplace such as, DEI-related programs and demographic metrics. This may include, but is not limited to, enhanced disclosure of promotion and retention rates at different levels of management. It may also include enhanced disclosure on the progress of stated DEI-related programs.

•	report on racial or gender pay equity where the company has inadequate policies or disclosure and its practices lag behind peers’ or the company has been the subject of a recent controversy, including litigation, related to racial or gender pay equity. We are less likely to support proposals requesting the disclosure of unadjusted pay gaps where we determine a company’s existing disclosures in the area are sufficient.

•	enhance disclosure, which may include adopting policies and procedures, on initiatives seeking to prevent discrimination on the basis of age, gender, race and other dimensions or characteristics

•	adopt enhanced health and safety policies, report on the implementation of those policies, and disclose health and safety data to shareholders

•	report on human capital risks, opportunities, initiatives, commitments and relevant statistics

5.9 Nature-related risks

The Task Force on Nature-related Financial Disclosures (TNFD) defines nature-related risks as potential threats posed to an organization, linked to their (and wider society’s) dependencies and impacts on nature. These can derive from physical, transition, and systemic risks. There are also nature-related opportunities, which are activities that avoid, reduce, mitigate, or manage nature-related risks, or that actively work to

Proxy Voting Guidelines - March 2026 B-30

reverse the loss of nature, including through restoration, regeneration of nature, and implementation of nature-based solutions.

The TNFD provides a framework and sector-specific guidance for the disclosure of nature-related dependencies, impacts, risks, and opportunities. As issuers continue to advance their understanding of the materiality of nature-related factors to their businesses, we believe they should consider related disclosures that take into consideration the TNFD recommendations and guidance. We believe that proper consideration and management of nature-related risks and opportunities can reduce potential risks to shareholders and contribute to long-term, sustainable value creation for shareholders.

Voting guideline

We will evaluate nature-related shareholder proposals on a case-by-case basis.

We will generally support proposals requesting that a company disclose the organization’s governance around nature-related risks and opportunities.

5.10 Board-related

The board of directors of a corporation must act in the best interests of that corporation. We believe that when boards are structured in a manner that promotes good governance practices, it facilitates the board’s achievement of this objective. It is our view that issuers with good governance practices generally:

Are better able to focus on long-term sustainable growth;

Are more likely to effectively manage conflicts;

Pose less risk for equity investors due to proper alignment of shareholder and management interests;

Are more likely to be able to access fixed income markets when needed; and

Are more likely to effectively manage material environmental and social risk factors.

We will generally support shareholder proposals requesting governance practices that we believe enhance an issuer’s governance practices and are in the best interests of shareholders.

Voting guideline

We will review each shareholder proposal on a case-by-case basis, but may vote in support of proposals that request that companies:

Limit the employees of the company sitting on the board to the CEO only.

Separate the roles of CEO and Chair of the board, or appoint an independent chair.

Provide expanded disclosure on potential conflicts of interest regarding directors.

Enhance disclosure of the responsibilities of the executive chair and the compensation structure for the role.

Disclose senior management (including the CEO) and board short- and long-term succession planning policies.

Include a proportion of director remuneration to be in the form of common stock in the company.

Enhance disclosure of executive compensation, including additional disclosure of performance criteria and whether those criteria were met.

Link executive compensation to the company’s achievement of goals that go beyond traditional financial metrics, provided that those goals are on material factors and support the company’s long-term performance.

5.11 Artificial Intelligence

The development and adoption of artificial intelligence (AI) is increasingly integrated into the business operations of many companies. However, there may be material risks and opportunities associated with using this technology. We believe that companies using AI in a meaningful way should ensure they have appropriate governance and expertise to handle a changing regulatory, legal, and technological landscape.

Voting guideline

Proxy Voting Guidelines - March 2026 B-31

We approach shareholder proposals on AI on a case-by-case basis. We may support proposals that call for enhanced disclosure on AI-related board and firm governance structures and expertise. Further, we will generally support proposals requesting enhanced disclosure on how a company uses AI within its operations, where material to the company’s business.

Proxy Voting Guidelines - March 2026 B-32

6. Management environmental and social proposals

6.1 Say-on-climate

We believe climate-and nature-related factors are systemic risks that may materially affect issuers and the economies, markets, and society in which they operate. Mitigating GHG emissions may reduce the systemic risks that climate change poses. We recognize the importance of the global goal of achieving net-zero emissions by 2050 or sooner, in order to mitigate climate-related risks. Many companies are now seeking regular advisory votes from shareholders on their climate transition plans and progress made on these plans (i.e. a “say-on-climate” vote).

Voting guideline

We will evaluate say-on-climate management proposals on a case-by-case basis. We will generally not support proposals where the climate-related plans lack:

•	Clear and appropriately detailed disclosure of the governance, strategy, risk management, and metrics and targets, as they relate to climate-related risks and opportunities
•	Improvements on disclosure and performance, where applicable

•	Credible targets and disclosure of progress towards meeting these commitments

•	Disclosure of corporate and trade association lobbying activities, and how the company considers this in line with the Paris Agreement goals, where material.

When evaluating say-on-climate management proposals, we will consider the completeness of climate-related plans as well as the suitability of said plans, as determined by RBC GAM, for the company on a best-efforts basis. In addition, we will give consideration to newly-disclosed climate transition plans that do not meet this minimum criteria if there is demonstrable evidence and commitments indicating the minimum criteria will be met.

Proxy Voting Guidelines - March 2026 B-33

RBC Global Asset Management

This document is provided by RBC Global Asset Management (RBC GAM) for informational purposes only and may not be reproduced, distributed or published without the written consent of RBC GAM or its affiliated entities listed herein. This document does not constitute an offer or a solicitation to buy or to sell any security, product or service in any jurisdiction; nor is it intended to provide investment, financial, legal, accounting, tax, or other advice and such information should not be relied or acted upon for providing such advice. This document is not available for distribution to investors in jurisdictions where such distribution would be prohibited.

RBC GAM is the asset management division of Royal Bank of Canada (RBC) which includes RBC Global Asset Management Inc., RBC Global Asset Management (U.S.) Inc., RBC Global Asset Management (UK) Limited, and RBC Global Asset Management (Asia) Limited, which are separate, but affiliated subsidiaries of RBC. In Canada, this document is provided by RBC Global Asset Management Inc. (including PH&N Institutional) which is regulated by each provincial and territorial securities commission with which it is registered. In the United States, this document is provided by RBC Global Asset Management (U.S.) Inc., a federally registered investment adviser. In Europe this document is provided by RBC Global Asset Management (UK) Limited, which is authorised and regulated by the UK Financial Conduct Authority. In Asia, this document is provided by RBC Global Asset Management (Asia) Limited, which is registered with the Securities and Futures Commission (SFC) in Hong Kong.

Additional information about RBC GAM may be found at www.rbcgam.com.

This document has not been reviewed by, and is not registered with any securities or other regulatory authority, and may, where appropriate and permissible, be distributed by the above-listed entities in their respective jurisdictions.

Opinions contained herein reflect the judgment and thought leadership of RBC GAM and are subject to change at any time. Such opinions are for informational purposes only and are not intended to be investment or financial advice and should not be relied or acted upon for providing such advice. RBC GAM does not undertake any obligation or responsibility to update such opinions.

RBC GAM reserves the right at any time and without notice to change, amend or cease publication of this information. Some of the statements contained in this document may be considered forward-looking statements which provide current expectations or forecasts of future results or events. Forward-looking statements are not guarantees of future performance or events and involve risks and uncertainties. Do not place undue reliance on these statements because actual results or events may differ materially from those described in such forward-looking statements as a result of various factors.

® / TM Trademark(s) of Royal Bank of Canada. Used under licence.

© RBC Global Asset Management Inc. 2026

(03/2026)
021GAM011 (02-2026) PROXYVOTINGGUIDELINES EN-V3 03/04/2026

PART C

OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated June 29, 2017. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A filed with the Commission on July 28, 2017.

	(2)	Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed with the Commission on September 30, 2004.

	(3)	Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the Commission on December 29, 2009.

	(4)	Instrument Memorializing Resolutions of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

	(5)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 51 to the Registration Statement on Form N-1A filed with the Commission on September 26, 2013.

	(6)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed with the Commission on December 20, 2013.

	(7)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A filed with the Commission on April 25, 2014.

	(8)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

	(9)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A filed with the Commission on December 9, 2014.

	(10)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 89 to the Registration Statement on Form N-1A filed with the Commission on October 23, 2015.

	(11)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A filed with the Commission on November 18, 2016.

	(12)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

	(13)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

	(14)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

	(15)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

	(16)	Instrument Memorializing Resolution of the Board of Trustees. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(b)		By-Laws, effective as of January 13, 2004. Incorporated herein by reference to the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A filed with the Commission on April 13, 2004.

(c)		See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of the Registrant’s Agreement and Declaration of Trust dated December 16, 2003, incorporated by reference to Exhibit (a). See Article II, “Meetings of Shareholders,” of the Registrant’s By-Laws, effective January 13, 2004, incorporated by reference to Exhibit (b).

(d)	(1)	Master Investment Advisory Agreement, Amended and Restated on October 1, 2019, between Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A filed with the Commission on November 26, 2019.

		(i)	Amendment dated June 18, 2020 to the Amended and Restated Master Investment Advisory Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

		(ii)	Amendment dated December 18, 2020 to the Amended and Restated Master Investment Advisory Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 147 to the Registration Statement on Form N-1A filed with the Commission on January 28, 2021.

		(iii)	Amendment dated November 1, 2021 to the Amended and Restated Master Investment Advisory Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

	(2)	Investment Advisory Agreement, Amended and Restated on October 1, 2019, between Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A filed with the Commission on November 26, 2019.

		(i)	Amendment dated July 1, 2024 to the Amended and Restated Investment Advisory Agreement dated October 1, 2019. Incorporated herein by reference to Exhibit (d)(1)(iv) to the Registrant’s Post-Effective Amendment No. 172 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2024.

	(3)	Amended and Restated Investment Advisory Agreement dated as of September 22, 2016, between the Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 138 to the Registration Statement on Form N-1A filed with the Commission on January 28, 2020.

	(4)	Investment Advisory Agreement dated November 1, 2021, between the Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

		(i)	Amendment dated December 15, 2021 to the Amended and Restated Master Investment Advisory Agreement dated November 1, 2021. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

		(ii)	Amendment dated April 1, 2022 to the Amended and Restated Master Investment Advisory Agreement dated November 1, 2021. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

		(iii)	Amendment dated November 1, 2022 to the Amended and Restated Master Investment Advisory Agreement dated November 1, 2021. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

		(iv)	Amendment dated March 20, 2026 to the Investment Advisory Agreement dated November 1, 2021. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

	(5)	Investment Sub-Advisory Agreement dated December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed with the Commission on December 20, 2013.

		(i)	Amendment dated October 23, 2014 to the Investment Sub-Advisory Agreement dated December 20, 2013 among RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

		(ii)	Amendment dated November 1, 2017 to the Investment Sub-Advisory Agreement dated December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2019.

		(iii)	Amendment dated December 15, 2021 to the Investment Sub-Advisory Agreement dated December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

		(iv)	Amendment dated April 1, 2022 to the Investment Sub-Advisory Agreement dated December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

		(v)	Amendment dated November 1, 2022 to the Investment Sub-Advisory Agreement dated December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

		(vi)	Amendment dated January 2, 2024 to the Investment Sub-Advisory Agreement dated December 20, 2013 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 170 to the Registration Statement on Form N-1A filed with the Commission on January 29, 2024.

	(6)	Amended and Restated Investment Sub-Advisory Agreement dated April 1, 2023 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 169 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2023.

		(i)	Amendment dated January 2, 2024 to the Amended and Restated Investment Sub-Advisory Agreement dated April 1, 2023 between RBC Global Asset Management (U.S.) Inc. and RBC Global Asset Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 170 to the Registration Statement on Form N-1A filed with the Commission on January 29, 2024.

(e)	(1)	Amended and Restated Distribution Agreement dated October 1, 2016 between the Registrant and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2019.

		(i)	Amendment dated October 2, 2017 to the Amended and Restated Distribution Agreement dated October 1, 2016 between the Registrant and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2019.

		(ii)	Amendment dated December 18, 2017 to the Amended and Restated Distribution Agreement dated October 1, 2016 between the Registrant and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 131 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2019.

	(2)	Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

		(i)	Amendment dated November 1, 2021 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

		(ii)	Amendment dated December 15, 2021 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

		(iii)	Amendment dated April 1, 2022 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

		(iv)	Amendment dated December 1, 2022 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors, LLC. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

		(v)	Amendment dated March 20, 2026 to the Distribution Agreement dated September 30, 2021 between the Registrant, RBC Global Asset Management (U.S.) Inc. and Quasar Distributors, LLC. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(f)		Bonus or Profit Sharing Contracts.

Not applicable.

(g)	(1)	Form of Custody Agreement dated December 28, 2009 between the Registrant and U.S. Bank National Association. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed with the Commission on December 29, 2009.

		(i)	First Amendment dated December 20, 2013 to the Custody Agreement dated December 28, 2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed with the Commission on December 20, 2013.

		(ii)	Second Amendment dated September 24, 2014 to the Custody Agreement dated December 28, 2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

		(iii)	Third Amendment dated December 15, 2017 to the Custody Agreement dated December 28, 2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

		(iv)	Fourth Amendment dated December 18, 2020 to the Custody Agreement dated December 28, 2009. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 147 to the Registration Statement on Form N-1A filed with the Commission on January 28, 2021.

	(2)	Custody Agreement dated August 1, 2011 between the Registrant and The Bank of New York Mellon. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

		(i)	Supplement dated December 13, 2022 to the Custody Agreement Hong Kong-China Connect Service dated February 5, 2015 between the Registrant and The Bank of New York Mellon. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 166 to the Registration Statement on Form N-1A filed with the Commission on January 27, 2023.

		(ii)	Amended and Restated Schedule II dated March 20, 2026 to the Custody Agreement dated August 1, 2011 between the Registrant and The Bank of New York Mellon. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

	(3)	Foreign Custody Manager Agreement dated August 1, 2011 between the Trust and The Bank of New York Mellon. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

		(i)	Amended and Restated Annex II dated March 20, 2026 to the Foreign Custody Manager Agreement dated August 1, 2011 between the Trust and The Bank of New York Mellon. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(h)		Other Material Contracts.

	(1)	Amended and Restated Administrative Services Agreement dated as of September 1, 2011 between the Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed with the Commission on November 27, 2012.

	(i)	Amendment dated December 15, 2021 to the Amended and Restated Administrative Services Agreement dated September 1, 2011. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

	(ii)	Amendment dated April 1, 2022 to the Amended and Restated Administrative Services Agreement dated September 1, 2011. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

	(iii)	Amendment dated December 1, 2022 to the Amended and Restated Administrative Services Agreement dated October 1, 2019. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

	(iv)	Amendment dated March 20, 2026 to the Amended and Restated Administrative Services Agreement dated September 1, 2011. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(2)	Administration and Accounting Services Agreement between PFPC Inc. and Tamarack Funds Trust dated October 5, 2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A filed with the Commission on November 26, 2008.

	(i)	Money Market Fund Services Amendment dated March 21, 2016 to the Administration and Accounting Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A filed with the Commission on July 29, 2016.

	(ii)	Amendment dated April 13, 2018 to the Administration and Accounting Services Agreement between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A filed with the Commission on July 25, 2018.

	(iii)	Amendment dated December 15, 2021 to the Administration and Accounting Services Agreement between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

	(iv)	Amendment dated April 1, 2022 to the Administration and Accounting Services Agreement between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc.) and the Registrant dated October 5, 2007. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

	(v)	Amendment dated December 1, 2022 to the Administration and Accounting Services Agreement between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc.) and the Registrant dated October 5, 2007. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

	(vi)	Amendment dated June 1, 2024 to the Administration and Accounting Services Agreement between The Bank of New York Mellon and the Registrant dated as of October 5, 2007. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 173 to the Registration Statement on Form N-1A filed with the Commission on January 27, 2025.

	(vii)	Amendment dated March 20, 2026 to the Administration and Accounting Services Agreement between The Bank of New York Mellon (as assigned from BNY Mellon Investment Servicing (US) Inc.) and the Registrant dated as of October 5, 2007. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(3)	Amended and Restated Shareholder Servicing Plan dated March 20, 2026. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(4)	Special Administrative Services Agreement dated January 10, 2019 and effective March 11, 2019 between the Registrant and RBC Global Asset Management (U.S.) Inc. with respect to the RBC BlueBay Access Capital Community Investment Fund. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 129 to the Registration Statement on Form N-1A filed with the Commission on March 11, 2019.

(5)	Amended and Restated Expense Limitation Agreement dated October 21, 2016 between the Registrant and RBC Capital Markets LLC for U.S. Government Money Market Fund with respect to RBC Institutional Class 2, and RBC Investor Class. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A filed with the Commission on July 28, 2017.

	(i)	Amendment to Amended and Restated Expense Limitation Agreement dated June 8, 2023 between the Registrant and RBC Capital Markets LLC for U.S. Government Money Market Fund with respect to Class A, RBC Institutional Class 2, and RBC Investor Class. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration Statement on Form N-1A filed with the Commission on June 8, 2023.

	(ii)	Amendment to Amended and Restated Expense Limitation Agreement dated October 1, 2025 between the Registrant and RBC Capital Markets LLC for U.S. Government Money Market Fund with respect to Class A, Institutional Class 2 and Investor Class. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 175 to the Registration Statement on Form N-1A filed with the Commission on October 14, 2025.

(6)	Amended and Restated Expense Limitation Agreement dated September 22, 2016 between the Registrant and RBC Global Asset Management (U.S.) Inc. for U.S. Government Money Market Fund with respect to RBC Institutional Class 1. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 110 to the Registration Statement on Form N-1A filed with the Commission on July 28, 2017.

(7)	Second Amended and Restated Expense Limitation Agreement dated October 1, 2019 between the Registrant and RBC Global Asset Management (U.S.) Inc. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A filed with the Commission on November 26, 2019.

	(i)	Amendment dated December 15, 2021 to the Second Amended and Restated Expense Limitation Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

	(ii)	Amendment dated April 1, 2022 to the Second Amended and Restated Expense Limitation Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

	(iii)	Amendment dated December 1, 2022 to the Second Amended and Restated Expense Limitation Agreement dated October 1, 2019. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

	(iv)	Amendment dated July 1, 2024 to the Second Amended and Restated Expense Limitation Agreement dated October 1, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 172 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2024.

	(v)	Amendment dated October 1, 2025 to the Second Amended and Restated Expense Limitation Agreement dated October 1, 2019. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 175 to the Registration Statement on Form N-1A filed with the Commission on October 14, 2025.

	(vi)	Amendment dated March 20, 2026 to the Second Amended and Restated Expense Limitation Agreement dated October 1, 2019. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(8)	Transfer Agency Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed with the Commission on November 23, 2011.

	(i)	First Amendment dated July 1, 2011 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A filed with the Commission on September 1, 2011.

	(ii)	Second Amendment dated November 27, 2012 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A filed with the Commission on November 27, 2012.

(iii) Third Amendment dated December 20, 2013 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 57 to the Registration Statement on Form N-1A filed with the Commission on December 20, 2013.

(iv) Fourth Amendment dated September 24, 2014 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A filed with the Commission on December 3, 2014.

(v) Fifth Amendment dated December 1, 2017 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

(vi) Sixth Amendment dated December 18, 2020 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 147 to the Registration Statement on Form N-1A filed with the Commission on January 28, 2021.

		(vii)	Seventh Amendment dated November 1, 2021 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 153 to the Registration Statement on Form N-1A filed with the Commission on November 1, 2021.

		(viii)	Eighth Amendment dated December 15, 2021 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

		(ix)	Ninth Amendment dated April 1, 2022 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

		(x)	Tenth Amendment dated December 1, 2022 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

		(xi)	Eleventh Amendment dated March 20, 2026 to the Transfer Agent Servicing Agreement dated December 28, 2009 between the Registrant and U.S. Bancorp Fund Services, LLC. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

(i)		Opinion and consent of Counsel. To be filed by amendment.

(j)		Other Opinions.

	(1)	Power of Attorney for Lucy Hancock Bode, David Eikenberg, Leslie H. Garner, Jr., Michael Kardok, Ronald James, Margaret McCaffrey, and Christie Zarkovich dated September 25, 2025. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 177 to the Registration Statement on Form N-1A filed with the Commission on January 14, 2026.

	(2)	Power of Attorney for Dexter V. Perry dated January 12, 2026. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 177 to the Registration Statement on Form N-1A filed with the Commission on January 14, 2026.

	(3)	Consent of independent registered public accounting firm. To be filed by amendment.

(k)		Omitted Financial Statements.

Not applicable.

(l)		Initial Capital Agreements.

Not applicable.

(m)	(1)	Amended and Restated Master Distribution Plan dated March 20, 2026. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

	(2)	Class A Shares Distribution and Service (Rule 12b-1) Plan dated January 29, 2018 for RBC BlueBay Short Duration Fixed Income Fund and RBC BlueBay Ultra-Short Fixed Income Fund. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A filed with the Commission on July 25, 2018.

	(3)	RBC Funds Trust Money Market Funds (Institutional Class 2, Select Class, Reserve Class, Investor Class, Class A) Amended and Restated Shareholder Account and Distribution Services Plan dated June 8, 2023. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration Statement on Form N-1A filed with the Commission on June 8, 2023.

	(4)	Amended and Restated RBC Funds Trust Money Market Funds (Institutional Class 1 Shares) Shareholder Servicing Plan dated June 8, 2023. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration Statement on Form N-1A filed with the Commission on June 8, 2023.

(5)	RBC Funds Trust Money Market Fund (Institutional Class 3 Shares) Shareholder Servicing
Plan dated March  20, 2026. Incorporated herein by reference to the Registrant’s Post-Effective
Amendment No. 181 to the Registration Statement on Form N-1A filed with the Commission on June 23, 2026.

	(6)	Shareholder Servicing Agreement between the Trust and RBC Capital Markets, LLC for the Institutional Class 1 Shares of the U.S. Government Money Market Funds. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration Statement on Form N-1A filed with the Commission on June 8, 2023.

	(7)	Form of Dealer Selling Agreement with Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

	(8)	Form of Shareholder Servicing Agreement for the Institutional Class 3 Shares of the RBC BlueBay U.S. Government Money Market Fund. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 181 to the Registration Statement on Form N-1A filed with the Commission on June 23, 2026.

	(9)	Form of Dealer Selling Agreement with Quasar Distributors, LLC. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 142 to the Registration Statement on Form N-1A filed with the Commission on July 29, 2020.

(n)	(1)	Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 dated March 11, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 136 to the Registration Statement on Form N-1A filed with the Commission on November 26, 2019.

(i) Amendment dated December 15, 2021 to Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 155 to the Registration Statement on Form N-1A filed with the Commission on December 15, 2021.

(ii) Amendment dated April 1, 2022 to Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 160 to the Registration Statement on Form N-1A filed with the Commission on April 11, 2022.

(iii) Amendment dated December 1, 2022 to Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 165 to the Registration Statement on Form N-1A filed with the Commission on December 14, 2022.

(iv) Amendment dated October 1, 2025 to Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 dated September 27, 2019. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 175 to the Registration Statement on Form N-1A filed with the Commission on October 14, 2025.

(v) Amendment dated March 20, 2026 to Second Amended and Restated Multi-Class Plan Pursuant to Rule 18f-3 dated March 11, 2019. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 179 to the Registration Statement on Form N-1A filed with the Commission on March 30, 2026.

	(2)	Amended and Restated Plan Pursuant to Rule 18f-3 dated June 8, 2023. Incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 168 to the Registration Statement on Form N-1A filed with the Commission on June 8, 2023.

(o)		Reserved.
(p)		Codes of Ethics.
	(1)	Code of Ethics of RBC Global Asset Management (U.S.) Inc. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 174 to the Registration Statement on Form N-1A filed with the Commission on July 28, 2025.

	(2)	Code of Ethics of the Trust. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 169 to the Registration Statement on Form N-1A filed with the Commission on July 26, 2023.

	(3)	Code of Ethics of RBC Global Asset Management (UK) Limited. Incorporated by reference to the Registrant’s Post-Effective Amendment No. 174 to the Registration Statement on Form N-1A filed with the Commission on July 28, 2025.

Item 29. Persons Controlled By or Under Common Control with the Registrant

None.

Item 30. Indemnification

The Agreement and Declaration of Trust of the Registrant, Article VII, Section 2, provides the following:

(a) To the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act (12 Del. C.ss.ss. 3801 et seq.), as amended from time to time (“DSTA”), the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the trust property, shall indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing herein contained shall indemnify, hold harmless or protect any officer or Trustee from or against any liability to the Trust or any Shareholder to which such Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.

The By-Laws of the Registrant, Article VI, Section 6.02, provides the following:

Subject to the exceptions and limitations contained in Section 6.04 of this Article VI, the Trust shall indemnify its Trustees and officers to the fullest extent permitted by state law and the 1940 Act. Without limitation of the foregoing, the Trust shall indemnify each person who was or is a party or is threatened to be made a party to any proceedings, by reason of alleged acts or omissions within the scope of his or her service as a Trustee or officer of the Trust, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act. The Trust may, to the fullest extent consistent with law, indemnify each person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (“Other Position”) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, against judgments, fines, settlements and reasonable expenses (including attorneys’ fees) actually incurred by him or her in connection with such proceeding to the maximum extent consistent with state law and the 1940 Act.

The indemnification and other rights provided by this Article VI shall continue as to a person who has ceased to be a Trustee or officer of the Trust. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Advisor

RBC Global Asset Management (U.S.) Inc., the investment advisor to each series of the Trust, is a registered investment advisor. Information as to the directors and officers of RBC Global Asset Management (U.S.) Inc., together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of RBC Global Asset Management (U.S.) Inc. in the last two years, is included in its application for registration as an investment advisor on Form ADV (IARD/CRD No. 107173; SEC File No. 801-20303) filed with the SEC under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Quasar Distributors, LLC

Item 32(a)Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. Abacus FCF ETF Trust

2. Advisor Managed Portfolios

3. Antares Private Credit Fund

4. Capital Advisors Growth Fund, Series of Advisors Series Trust

5. Chase Growth Fund, Series of Advisors Series Trust

6. Davidson Multi-Cap Equity Fund, Series of Advisors Series Trust

7. Edgar Lomax Value Fund, Series of Advisors Series Trust

8. Huber Large Cap Value Fund, Series of Advisors Series Trust

9. Huber Mid Cap Value Fund, Series of Advisors Series Trust

10. Huber Select Large Cap Value Fund, Series of Advisors Series Trust

11. Huber Small Cap Value Fund, Series of Advisors Series Trust

12. Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust

13. Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust

14. Medalist Partners Short Duration Fund, Series of Advisors Series Trust

15. O’Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust

16. PIA BBB Bond Fund, Series of Advisors Series Trust

17. PIA High Yield (MACS) Fund, Series of Advisors Series Trust

18. PIA High Yield Fund, Series of Advisors Series Trust

19. PIA MBS Bond Fund, Series of Advisors Series Trust

20. PIA Short-Term Securities Fund, Series of Advisors Series Trust

21. Poplar Forest Cornerstone Fund, Series of Advisors Series Trust

22. Poplar Forest Partners Fund, Series of Advisors Series Trust

23. Pzena Emerging Markets Value Fund, Series of Advisors Series Trust

24. Pzena International Small Cap Value Fund, Series of Advisors Series Trust

25. Pzena International Value ETF, Series of Advisors Series Trust

26. Pzena International Value Fund, Series of Advisors Series Trust

27. Pzena Mid Cap Value Fund, Series of Advisors Series Trust

28. Pzena Small Cap Value Fund, Series of Advisors Series Trust

29. Pzena U.S. Large Cap Value ETF, Series of Advisors Series Trust

30. Vox Populi ETF, Series of Advisors Series Trust

31. Scharf ETF, Series of Advisors Series Trust

32. Scharf Global Opportunity ETF, Series of Advisors Series Trust

33. Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust

34. Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust

35. Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust

36. The Aegis Funds

37. Allied Asset Advisors Funds

38. Angel Oak Funds Trust

39. Angel Oak Strategic Credit Fund

40. Brookfield Infrastructure Income Fund Inc.

41. Brookfield Investment Funds

42. Buffalo Funds

43. RJ Eagle GCM Dividend Select Income ETF, Series of Carillon Series Trust

44. RJ Eagle Municipal Income ETF, Series of Carillon Series Trust

45. RJ Eagle Vertical Income ETF, Series of Carillon Series Trust

46. DoubleLine Funds Trust

47. AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions

48. AAM Crescent CLO ETF, Series of ETF Series Solutions

49. AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions

50. AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions

51. AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions

52. AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions

53. AAM SLC Low Duration Income ETF, Series of ETF Series Solutions

54. AAM Todd International Intrinsic Value ETF, Series of ETF Series Solutions

55. AAM Transformers ETF, Series of ETF Series Solutions

56. Acquirers Small and Micro Deep Value ETF, Series of ETF Series Solutions

57. Aptus April Buffer, Series of ETF Series Solutions

58. Aptus April Deep Buffer ETF, Series of ETF Series Solutions

59. Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions

60. Aptus Deferred Income ETF, Series of ETF Series Solutions

61. Aptus Defined Risk ETF, Series of ETF Series Solutions

62. Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions

63. Aptus Enhanced Yield ETF, Series of ETF Series Solutions

64. Aptus International Enhanced Yield ETF, Series of ETF Series Solutions

65. Aptus January Buffer ETF, Series of ETF Series Solutions

66. Aptus January Deep Buffer ETF, Series of ETF Series Solutions

67. Aptus July Buffer ETF, Series of ETF Series Solutions

68. Aptus July Deep Buffer ETF, Series of ETF Series Solutions

69. Aptus Laddered Buffer ETF, Series of ETF Series Solutions

70. Aptus Laddered Deep Buffer ETF, Series of ETF Series Solutions

71. Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions

72. Aptus Large Cap Upside ETF, Series of ETF Series Solutions

73 Aptus October Buffer ETF, Series of ETF Series Solutions

74. Aptus October Deep Buffer ETF, Series of ETF Series Solutions

75. Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions

76. Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions

77. Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions

78. Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions

79. BTD Capital Fund, Series of ETF Series Solutions

80. Carbon Strategy ETF, Series of ETF Series Solutions

81. ClearShares OCIO ETF, Series of ETF Series Solutions

82. ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions

83. ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions

84. Colterpoint Net Lease Real Estate ETF, Series of ETF Series Solutions

85. ETFB Green SRI REITs ETF, Series of ETF Series Solutions

86. Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions

87. Hoya Capital Housing ETF, Series of ETF Series Solutions

88. LHA Market State Tactical Beta ETF, Series of ETF Series Solutions

89. LHA Market State Tactical Q ETF, Series of ETF Series Solutions

90. LHA Risk-Managed Income ETF, Series of ETF Series Solutions

91. McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions

92. Opus Small Cap Value ETF, Series of ETF Series Solutions

93. The Acquirers Fund, Series of ETF Series Solutions

94. The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions

95. The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions

96. U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions

97. U.S. Global JETS ETF, Series of ETF Series Solutions

98. U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions

99. U.S. Global Technology and Aerospace & Defense ETF, Series of ETF Series Solutions

100. US Vegan Climate ETF, Series of ETF Series Solutions

101. First American Funds Trust

102. First Eagle ETF Trust

103. FundX Investment Trust

104. The Glenmede Fund, Inc.

105. The GoodHaven Funds Trust

106. Harding, Loevner Funds, Inc.

107. Hennessy Funds Trust

108. Horizon Funds

109. Hotchkis & Wiley Funds

110. Intrepid Capital Management Funds Trust

111. Jacob Funds Inc.

112. The Jensen Quality Growth Fund Inc.

113. Kirr, Marbach Partners Funds, Inc.

114. LibreMax Asset-Backed Income Fund

115. Core Alternative ETF, Series of Listed Funds Trust

116. Optimized Equity Income ETF, Series of Listed Funds Trust

117. Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust

118. Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust

119. LKCM Funds

120. LoCorr Investment Trust

121. MainGate Trust

122. ATAC Rotation Fund, Series of Managed Portfolio Series

123. Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series

124. Kensington Active Advantage Fund, Series of Managed Portfolio Series

125. Kensington Defender Fund, Series of Managed Portfolio Series

126. Kensington Dynamic Allocation Fund, Series of Managed Portfolio Series

127. Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series

128. Kensington Managed Income Fund, Series of Managed Portfolio Series

129. LK Balanced Fund, Series of Managed Portfolio Series

130. Leuthold Core ETF, Series of Managed Portfolio Series

131. Leuthold Core Investment Fund, Series of Managed Portfolio Series

132. Leuthold Global Fund, Series of Managed Portfolio Series

133. Leuthold Grizzly Short Fund, Series of Managed Portfolio Series

134. Leuthold Select Industries ETF, Series of Managed Portfolio Series

135. Muhlenkamp Fund, Series of Managed Portfolio Series

136. Nuance Concentrated Value Fund, Series of Managed Portfolio Series

137. Nuance Mid Cap Value Fund, Series of Managed Portfolio Series

138. Olstein All Cap Value Fund, Series of Managed Portfolio Series

139. Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series

140. Port Street Quality Growth Fund, Series of Managed Portfolio Series

141. Reinhart Genesis PMV Fund, Series of Managed Portfolio Series

142. Reinhart International PMV Fund, Series of Managed Portfolio Series

143. Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series

144. Tremblant Global ETF, Series of Managed Portfolio Series

145. Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios

146. Hood River Emerging Markets Fund, Series of Manager Directed Portfolios

147. Hood River International Opportunity Fund, Series of Manager Directed Portfolios

148. Hood River New Opportunities Fund, Series of Manager Directed Portfolios

149. Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios

150. SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios

151. SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios

152. SWP Growth & Income ETF, Series of Manager Directed Portfolios

153. Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios

154. Mason Capital Fund Trust

155. Matrix Advisors Funds Trust

156. Monetta Trust

157. Nicholas Equity Income Fund, Inc.

158. Nicholas Fund, Inc.

159. Nicholas II, Inc.

160. Nicholas Limited Edition, Inc.

161. Oaktree Asset-Backed Income Fund Inc.

162. Oaktree Diversified Income Fund Inc.

163. Permanent Portfolio Family of Funds

164. Procure ETF Trust II

165. Professionally Managed Portfolios

166. Provident Mutual Funds, Inc.

167. Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.

168. Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.

169. Adara Smaller Companies Fund, Series of The RBB Fund, Inc.

170. Aquarius International Fund, Series of The RBB Fund, Inc.

171. Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.

172. Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.

173. Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.

174. Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.

175. Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.

176. Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.

177. Emerald Growth Fund, Series of The RBB Fund, Inc.

178. F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

179. F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

180. F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.

181. F/m Accumulator Ultrashort U.S. Treasury Fund, Series of The RBB Fund, Inc.

182. F/m Callable Tax-Free Municipal ETF, Series of The RBB Fund, Inc.

183. F/m Compoundr High Yield Bond ETF, Series of The RBB Fund, Inc.

184. F/m Compoundr U.S. Aggregate Bond ETF, Series of The RBB Fund, Inc.

185. F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.

186. F/m Emerald Special Situations ETF, Series of The RBB Fund, Inc.

187. F/m High Yield 100 ETF, Series of The RBB Fund, Inc.

188. F/m Investments Large Cap Focused Fund Series of The RBB Fund, Inc.

189. F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.

190. F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF Series of The RBB Fund, Inc.

191. F/m US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.

192. F/m US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.

193. F/m US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.

194. F/m US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.

195. F/m US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.

196. F/m US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.

197. F/m US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.

198. F/m US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.

199. F/m US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.

200. F/m US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.

201. Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.

202. Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.

203. Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.

204. Motley Fool Innovative Growth Factor ETF, Series of The RBB Fund, Inc.

205. Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.

206. Motley Fool Momentum Factor ETF, Series of The RBB Fund, Inc.

207. Motley Fool Next Index ETF, Series of The RBB Fund, Inc.

208. Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.

209. Motley Fool Value Factor ETF, Series of The RBB Fund, Inc.

210. MUFG Japan Small Cap Active ETF, Series of The RBB Fund, Inc.

211. Oakhurst Fixed Income Fund, Series of The RBB Fund, Inc.

212. SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.

213. SGI Enhanced Core ETF, Series of The RBB Fund, Inc.

214. SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.

215. SGI Enhanced Market Leaders ETF, Series of The RBB Fund, Inc.

216. SGI Global Equity Fund, Series of The RBB Fund, Inc.

217. SGI Peak Growth Fund, Series of The RBB Fund, Inc.

218. SGI Prudent Growth Fund, Series of The RBB Fund, Inc.

219. SGI Small Cap Core Fund, Series of The RBB Fund, Inc.

220. SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.

221. SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.

222. WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.

223. WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.

224. The RBB Fund Trust

225. RBC Funds Trust

226. RBC BlueBay Enhanced Income Fund

227. Rockefeller Municipal Opportunities Fund

228. SEG Partners Long/Short Equity Fund

229. Series Portfolios Trust

230. Thompson IM Funds, Inc.

231. Tortoise Capital Series Trust

232. Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers

233. Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers

234. CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers

235. CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers

236. CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers

237. CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers

238. RiverPark Strategic Income Fund, Series of Trust for Professional Managers

239. Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers

240. Jensen Global Quality Growth Fund, Series of Trust for Professional Managers

241. Jensen Quality MidCap Fund, Series of Trust for Professional Managers

242. Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers

243. Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers

244. Wall Street EWM Funds Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 190 Middle Street, Suite 301, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

Item 33. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of: (a) the Registrant; (b) the Investment Advisor and Co-Administrator; (c) the Principal Underwriter; (d) the Sub-Adviser; (e) the Transfer Agent; and (f) the Fund Accounting Agent and Co-Administrator; (g) the Custodian – RBC SMID Cap Growth Fund, RBC BlueBay U.S. Government Money Market Fund, RBC BlueBay Access Capital Community Investment Fund, RBC BlueBay Impact Bond Fund and RBC BlueBay Ultra-Short Fixed Income Fund; and (h) the Custodian – RBC Emerging Markets Equity Fund, RBC Emerging Markets ex-China Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, RBC International Equity Fund, RBC International Small Cap Equity Fund, RBC China Equity Fund, RBC BlueBay Emerging Market Debt Fund, RBC BlueBay Core Plus Bond Fund, RBC BlueBay Strategic Income Fund, RBC BlueBay High Yield Bond Fund, RBC BlueBay Credit Opportunities Fund and RBC BlueBay Strategic Income ETF. The address of each is as follows:

(a)	RBC Funds Trust 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401

(b)	RBC Global Asset Management (U.S.) Inc. 250 Nicollet Mall, Suite 1550 Minneapolis, MN 55401

(c)	Quasar Distributors, LLC 111 E. Kilbourn Ave., Suite 2200, Milwaukee, WI 53202

(d)	RBC Global Asset Management (UK) Limited 100 Bishopsgate, EC2N 4AA London, United Kingdom

(e)	U.S. Bank Global Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202

(f)	The Bank of New York Mellon 103 Bellevue Parkway Wilmington, DE 19809

(g)	U.S. Bank, N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212

(h)	The Bank of New York Mellon 240 Greenwich Street New York, NY 10007

Item 34. Management Services

Not applicable.

Item 35. Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 180 to this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota, on the 7th day of October, 2026.

RBC FUNDS TRUST

By:	/s/ David Eikenberg
David Eikenberg
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

/s/ David Eikenberg	Date: October 7, 2026
David Eikenberg
Trustee, President and Chief Executive Officer

/s/ Kathleen A. Hegna	Date: October 7, 2026
Kathleen A. Hegna
Chief Financial Officer and Principal Accounting Officer

Trustees

*	*
Leslie H. Garner, Jr.	Lucy Hancock Bode

*	*
Ronald James	Christie Zarkovich

*	*
Michael Kardok	Peggy McCaffrey

*
Dexter Perry

*By:	/s/ David Eikenberg	Date: October 7, 2026
David Eikenberg, attorney-in-fact